[ALLEN ALLEN & HEMSLEY
 ALLENS ARTHUR ROBINSON GROUP LOGO]



MASTER TRUST DEED
----------------------------



PERPETUAL TRUSTEES VICTORIA LIMITED

INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED






Interstar Millennium Trusts




ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel 61 2 9230 4000
Fax 61 2 9230 5333


(C) Copyright Allen Allen & Hemsley 1999

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


TABLE OF CONTENTS
1.       DEFINITIONS AND INTERPRETATION                                                         1

         1.1      Definitions                                                                   1

         1.2      Interpretation                                                               21

         1.3      Binding on Noteholders and Beneficiaries                                     23

2.       TRUSTEE OF INTERSTAR MILLENNIUM TRUSTS                                                23

         2.1      Appointment of Trustee                                                       23

         2.2      Trustee to act in interests of Beneficiary and Noteholders of a Trust        23

         2.3      Separate and distinct Trusts                                                 24

         2.4      Termination of Deed                                                          24

3.       THE TRUSTS                                                                            24

         3.1      Beneficial Interest in the Trusts                                            24

         3.2      Creation of Trusts                                                           24

         3.3      Name of the Trusts                                                           25

         3.4      Duration of a Trust                                                          25

         3.5      Termination; winding up                                                      25

         3.6      Costs of winding up of a Trust                                               26

4.       INVESTMENT OF THE TRUSTS GENERALLY                                                    27

         4.1      Authorised Investments only                                                  27

         4.2      Trust Manager selects investments                                            27

         4.3      Investment proposals                                                         28

         4.4      Disposal or realisation of Authorised Investments                            28

         4.5      Temporary investment of cash and limitation on maturity of Authorised
                  Investments                                                                  29

         4.6      Support Facilities                                                           29

         4.7      Authorised Trustee Investments                                               31

         4.8      Limitation of Trustee's personal liability                                   31

         4.9      Moneys payable to Trustee                                                    31

         4.10     Segregation of Assets of a Trust                                             31

         4.11     Assets of Trusts                                                             32

--------------------------------------------------------------------------------
                                                                        PAGE (i)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

         4.12     Liabilities of a Trust                                                       32

5.       BORROWINGS                                                                            32

         5.1      Purpose                                                                      32

         5.2      Borrowings - general                                                         33

         5.3      Borrowings - redraws                                                         33

6.       ORIGINATION                                                                           34

7.       TRANSFERS BETWEEN TRUSTS; ACKNOWLEDGEMENT                                             34

         7.1      Transfers between Trusts                                                     34

         7.2      Acknowledgement by Approved Seller                                           35

8.       ACQUISITION FROM APPROVED SELLER                                                      35

         8.1      Note Issue Direction                                                         35

         8.2      Accession of Approved Sellers                                                36

         8.3      Sale Notices                                                                 36

         8.4      Conditions Precedent to Purchase                                             37

         8.5      Representations and warranties of Approved Seller                            37

         8.6      Undertakings                                                                 40

         8.7      First Right of Refusal; Clean Up Offer                                       40

         8.8      Subsequent adjustment                                                        42

         8.9      Substitution                                                                 42

         8.10     Indemnification                                                              43

         8.11     Power of Attorney                                                            44

         8.12     Approved Seller Fee                                                          44

9.       NOTES                                                                                 44

         9.1      Acknowledgement of indebtedness                                              44

         9.2      Legal nature of Notes                                                        45

         9.3      Terms of Notice                                                              45

         9.4      Interest and Principal Entitlement of Noteholders and Couponholders          45

         9.5      Notes not invalid if issued in breach                                        45

         9.6      Location of Registered Notes                                                 45

         9.7      No discrimination between Noteholders                                        45

--------------------------------------------------------------------------------
                                                                       PAGE (ii)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


10.      SELLER NOTE                                                                           46

         10.1     Seller Note                                                                  46

         10.2     Form                                                                         46

11.      LIMITS ON RIGHTS OF NOTEHOLDERS AND BENEFICIARY                                       46

         11.1     General Limits                                                               46

         11.2     Interests of Beneficiary assignable                                          47

         11.3     Ranking of interest of Beneficiary                                           47

         11.4     Further limit on interest of Noteholders and Couponholders                   47

         11.5     No liability of Noteholders or Beneficiary                                   48

12.      PROCEDURE FOR ISSUE OF NOTES                                                          48

         12.1     Note Issue Direction for a Trust                                             48

         12.2     Requirements for a Note Issue Direction                                      49

         12.3     Series Notice                                                                50

         12.4     Amendment                                                                    51

         12.5     Comply with Note Issue Direction                                             52

         12.6     Proviso on compliance with Note Issue Direction                              52

         12.7     Dealer Agreement                                                             52

         12.8     Issue of Notes and transfer of benefit of Loans                              52

         12.9     Action following Note Issue                                                  54

         12.10    No liability for insufficient moneys                                         54

         12.11    Further assurance                                                            54

         12.12    Further issues subject to Rating Agency affirmation                          54

         12.13    No limit on Notes                                                            54

13.      TRANSFERS OF NOTES                                                                    55

         13.1     No restrictions on transfer of Notes                                         55

         13.2     Transfers generally                                                          55

         13.3     Minimum Transfer                                                             55

         13.4     Transfer of Registered Notes                                                 55

14.      NOTE ACKNOWLEDGEMENT                                                                  59

         14.1     Issue of Note Acknowledgement                                                59

         14.2     Note Acknowledgement not certificate of title                                59

--------------------------------------------------------------------------------
                                                                      PAGE (iii)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         14.3     Execution of Note Acknowledgement                                            59

         14.4     More than one Note Acknowledgement                                           59

         14.5     Worn out, defaced or lost Note Acknowledgement                               59

         14.6     Joint holdings                                                               60

         14.7     Delivery of Note Acknowledgement                                             60

15.      THE REGISTER                                                                          60

         15.1     Details to be kept on Register                                               60

         15.2     Asset Register                                                               61

         15.3     Place of keeping Register, copies and access                                 61

         15.4     Details on Register conclusive                                               61

         15.5     Closing of Register                                                          62

         15.6     Alteration of details on Register                                            62

         15.7     Rectification of Register                                                    62

         15.8     Correctness of Register                                                      62

         15.9     Trust Manager must provide information                                       62

         15.10    Third party registrar                                                        62

16.      MEETINGS OF NOTEHOLDERS                                                               63

         16.1     Bearer Noteholders                                                           63

         16.2     Convening of meetings                                                        63

         16.3     Notice of meetings                                                           63

         16.4     Chairman                                                                     64

         16.5     Quorum                                                                       64

         16.6     Adjournment                                                                  64

         16.7     Voting procedure                                                             65

         16.8     Right to attend and speak                                                    66

         16.9     Appointment of proxies                                                       66

         16.10    Corporate representatives                                                    67

         16.11    Rights of Representatives                                                    67

         16.12    Powers of a meeting of Registered Noteholders                                67

         16.13    Extraordinary Resolution binding on Registered Noteholders                   68

         16.14    Minutes and records                                                          68

         16.15    Written resolutions                                                          69

--------------------------------------------------------------------------------
                                                                       PAGE (iv)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         16.16    Further procedures for meetings                                              69

17.      THE TRUST MANAGER                                                                     69

         17.1     Appointment of Trust Manager                                                 69

         17.2     Complete powers of management                                                70

         17.3     Note issuance                                                                70

         17.4     Trust Manager to act in interests of Beneficiary and Noteholders             70

         17.5     Trust Manager to assist Trustee                                              71

         17.6     Trust Manager's power to delegate                                            71

         17.7     Trust Manager's power to appoint advisors                                    71

         17.8     Trust Manager's books available to Trustee                                   72

         17.9     Trust Manager will account to Trustee for moneys received                    72

         17.10    Trust Manager to report data on Reuters                                      72

         17.11    Trust Manager to prepare notices etc.                                        72

         17.12    Prior approval of circulars                                                  72

         17.13    Taxes                                                                        73

         17.14    Acquisition or disposal of Assets                                            73

         17.15    Monitor Support Facilities                                                   73

         17.16    Make calculations, co-ordinate and provide reports                           73

         17.17    Trust Manager cannot bind Trustee unless authorised                          74

         17.18    Trust Manager must perform obligations under other Transaction Documents     74

         17.19    Trust Manager to provide personnel and systems                               74

         17.20    Additional covenants by Trust Manager                                        74

18.      TRUST MANAGER'S FEE                                                                   75

19.      RETIREMENT, REMOVAL AND REPLACEMENT OF TRUST MANAGER                                  75

         19.1     Retirement on Trust Manager's Default                                        75

         19.2     Trustee may remove recalcitrant Trust Manager                                76

         19.3     Trustee appoints replacement Trust Manager                                   76

         19.4     Voluntary Retirement                                                         76

         19.5     No resignation by Trust Manager unless successor appointed                   77

         19.6     Trustee to act as Trust Manager if no successor appointed                    77

         19.7     Release of outgoing Trust Manager                                            77

--------------------------------------------------------------------------------
                                                                        PAGE (v)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         19.8     New Trust Manager to execute deed                                            77

         19.9     Settlement and discharge                                                     78

         19.10    Delivery of books, documents, etc                                            78

         19.11    Notice to Noteholders of new Trust Manager                                   78

         19.12    Waiver of Trust Manager's Defaults                                           78

20.      TRUSTEE'S POWERS                                                                      79

         20.1     General power                                                                79

         20.2     Specific powers                                                              79

         20.3     Powers to be exercised with others                                           81

         20.4     Delegation by the Trustee                                                    81

         20.5     Generally unlimited discretion                                               83

21.      TRUSTEE'S COVENANTS                                                                   83

         21.1     General                                                                      83

         21.2     To act continuously as Trustee                                               83

         21.3     To act honestly, diligently and prudently                                    83

         21.4     No dispositions of Assets except in accordance with Trust Deed               84

         21.5     Indemnity re acts of Trustee's delegates                                     84

         21.6     Forward notices etc to Trust Manager                                         84

         21.7     Trustee will implement Trust Manager's directions                            84

         21.8     Custodian                                                                    84

         21.9     Bank accounts                                                                85

         21.10    Perform Transaction Documents                                                85

22.      TRUSTEE'S FEES AND EXPENSES                                                           85

         22.1     Trustee's Fee                                                                85

         22.2     Reimbursement of expenses                                                    85

         22.3     Segregation of Trust Expenses                                                85

23.      REMOVAL, RETIREMENT AND REPLACEMENT OF TRUSTEE                                        85

         23.1     Retirement for Trustee's Default                                             85

         23.2     Trust Manager may remove recalcitrant Trustee                                86

         23.3     Trust Manager appoints replacement                                           86

         23.4     Voluntary Retirement                                                         86

--------------------------------------------------------------------------------
                                                                       PAGE (vi)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         23.5     No resignation by Trustee unless successor appointed                         86

         23.6     Trust Manager to act as Trustee if no successor appointed                    87

         23.7     Trusts to be vested in new Trustee                                           87

         23.8     Release of outgoing Trustee                                                  87

         23.9     New Trustee to execute deed                                                  87

         23.10    Trust Manager and outgoing Trustee to settle amounts payable                 88

         23.11    Outgoing Trustee to retain lien                                              88

         23.12    Delivery of books, documents, etc                                            89

         23.13    Notice to Noteholders of New Trustee                                         89

24.      APPOINTMENT OF SERVICER                                                               89

25.      LEAD MANAGER                                                                          89

         25.1     Appointment of Lead Manager                                                  89

         25.2     Fees                                                                         89

26.      BANK ACCOUNTS                                                                         90

         26.1     Opening of bank accounts                                                     90

         26.2     Location of bank accounts                                                    90

         26.3     Name of bank accounts                                                        90

         26.4     Purpose of bank accounts                                                     91

         26.5     Authorised signatories                                                       91

         26.6     Trust Manager not entitled to have access                                    91

         26.7     Bank statements and account information                                      91

         26.8     Deposits                                                                     91

         26.9     Withdrawals                                                                  91

         26.10    All transactions through central accounts                                    92

27.      AUDITOR                                                                               92

         27.1     Auditor must be registered                                                   92

         27.2     Appointment of Auditor                                                       92

         27.3     Removal and retirement of Auditor                                            92

         27.4     Appointment of replacement Auditor                                           93

         27.5     Auditor may have other offices                                               93

         27.6     Access to working papers                                                     93

--------------------------------------------------------------------------------
                                                                      PAGE (vii)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         27.7     Auditor's remuneration and costs                                             93

         27.8     Access to information                                                        93

28.      ACCOUNTS AND AUDIT                                                                    94

         28.1     Keeping Accounts                                                             94

         28.2     Location and inspection of books                                             94

         28.3     Accounts to be kept in accordance with Approved Accounting Standards         94

         28.4     Preparation of annual Accounts                                               94

         28.5     Annual audited Accounts                                                      94

         28.6     Inspection and copies of audited Accounts                                    94

         28.7     Tax returns                                                                  94

         28.8     Audit                                                                        95

         28.9     No Responsibility for Servicer                                               95

29.      PAYMENTS                                                                              95

         29.1     Cashflow Allocation Methodology                                              95

         29.2     Payments to Beneficiary                                                      95

         29.3     Subordination of Beneficiary's Entitlements                                  96

         29.4     Insufficient moneys                                                          96

         29.5     Income or capital                                                            96

         29.6     Income of Trust                                                              96

30.      INDEMNITY                                                                             97

31.      REPRESENTATIONS AND WARRANTIES                                                        98

         31.1     General representations and warranties                                       98

         31.2     Trustee entitled to assume accuracy of representations and warranties        99

32.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY               99

         32.1     Reliance on certificates                                                     99

         32.2     Trustee and Trust Manager may assume signed documents to be genuine         100

         32.3     Trustee's reliance on Trust Manager, Approved Seller or Servicer            100

         32.4     Trust Manager's reliance on Trustee, Approved Seller or Servicer            101

         32.5     Compliance with laws                                                        102

--------------------------------------------------------------------------------
                                                                     PAGE (viii)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         32.6     Taxes                                                                       102

         32.7     Reliance on experts                                                         102

         32.8     Oversights of others                                                        102

         32.9     Powers, authorities and discretions                                         102

         32.10    Impossibility or impracticability                                           103

         32.11    Duties and charges                                                          103

         32.12    Legal and other proceedings                                                 103

         32.13    No liability except for negligence etc.                                     104

         32.14    Further limitations on Trustee's liability                                  104

         32.15    Further limitations on Trust Manager's liability                            105

         32.16    Liability of Trustee limited to its right of indemnity                      106

         32.17    Trustee's right of indemnity - general                                      107

         32.18    Trustee's right of indemnity - Consumer Credit Legislation                  108

         32.19    Extent of liability of Trust Manager                                        110

         32.20    Right of indemnity                                                          110

         32.21    Conflicts                                                                   110

         32.22    Trustee not obliged to investigate the Trust Manager etc                    111

         32.23    Independent investigation of credit                                         111

         32.24    Information                                                                 112

         32.25    Entering into Transaction Documents                                         112

         32.26    Reliance by Trustee                                                         112

         32.27    Investigation by Trustee                                                    112

33.      NOTICES                                                                              113

         33.1     Notices Generally                                                           113

         33.2     Notices to Noteholders                                                      114

         33.3     Notices to Designated Rating Agencies                                       114

34.      PAYMENTS GENERALLY                                                                   115

         34.1     Payments to Noteholders                                                     115

         34.2     Payment Methods  Registered Notes                                           115

         34.3     Payment to be made on Business Day                                          115

         34.4     Payment good discharge                                                      115

         34.5     Trustee to arrange payments                                                 116

--------------------------------------------------------------------------------
                                                                       PAGE (ix)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         34.6     Valid receipts                                                              116

         34.7     Taxation                                                                    116

35.      AMENDMENT                                                                            117

         35.1     Amendment without consent                                                   117

         35.2     Amendment with consent                                                      117

         35.3     Copy of amendments to Noteholders                                           118

         35.4     Copy of amendments in advance to Designated Rating Agencies                 118

36.      CONFIDENTIALITY                                                                      118

37.      MISCELLANEOUS                                                                        120

         37.1     Data Base to be retained as confidential                                    120

         37.2     Certificates by Trust Manager                                               121

         37.3     Waivers, remedies cumulative                                                121

         37.4     Retention of documents                                                      121

         37.5     Governing law                                                               121

         37.6     Severability of provisions                                                  121

         37.7     Counterparts                                                                121

         37.8     Inspection                                                                  122

         37.9     Attorneys                                                                   122

SCHEDULE 1                                                                                    124

         Application For Registered Notes                                                     124

SCHEDULE 2                                                                                    126

         Note Acknowledgement                                                                 126

SCHEDULE 3                                                                                    128

         Note Issue Direction                                                                 128

SCHEDULE 4                                                                                    133

         Note Transfer and Acceptance                                                         133

SCHEDULE 5                                                                                    136

         Notice of Creation of Trust                                                          136

--------------------------------------------------------------------------------
                                                                        PAGE (x)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE 6                                                                                    137

         Verification Certificate                                                             137

ANNEXURE A                                                                                    139

         Sale Notice                                                                          139

ANNEXURE B                                                                                    143

         Seller Accession Certificate                                                         143

ANNEXURE C                                                                                    145

         Memorandum of Agreement                                                              145

ANNEXURE D                                                                                    146

         Series Notice                                                                        146

ANNEXURE E                                                                                    152

         Series Notice Checklist                                                              152



--------------------------------------------------------------------------------
                                                                       PAGE (xi)

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


DATE
----------

PARTIES
----------

      1. PERPETUAL TRUSTEES VICTORIA LIMITED (ACN 004 027 258)of Level 4, 333 Collins Street, Melbourne, Victoria (the TRUSTEE); and

      2. INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ACN 087 271 109) of Level 31, 367 Collins Street, Melbourne, Victoria (the TRUST MANAGER).

RECITALS
----------

      A It is intended by this deed to provide for the establishment of separate trusts, all being Trusts (collectively the INTERSTAR MILLENNIUM TRUSTS) (or such other name as the Trustee and the Trust Manager may from time to time agree).

      B The Trustee has agreed to act as the trustee and the Trust Manager as the manager of the Trusts and servicer of certain Trusts.

      C The Trustee may enter into Support Facilities and a Security Trust Deed in connection with the issue of Notes by the Trustee as the trustee of a Trust.
--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         ACCOUNTS means, in relation to a period:

         (a)    a profit and loss account for that period;

         (b)    a balance-sheet as at the end of that period; and

         (c) statements, reports and notes (other than a trustee's report or an auditor's report) attached to, or intended to be read with, that profit and loss account or balance-sheet.

         ADVERSE EFFECT means an event which will materially and adversely affect the amount of any payment to be made to any Noteholder, or will materially and adversely affect the timing of such payment.

--------------------------------------------------------------------------------
                                                                          PAGE 1

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         APPLICATION FOR NOTES means an application for Registered Notes in the form of schedule 1 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         APPROVED ACCOUNTING STANDARDS means:

         (a) the accounting standards from time to time approved under the Corporations Law;

         (b) the requirements of the Corporations Law in relation to the preparation and content of accounts; and

         (c) generally accepted accounting principles and practices in Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or
                (b).

         APPROVED BANK means:

         (a) a Bank which has a short term rating of at least A-1+ (S&P) or A-1 (S&P) in the case of investments which satisfy paragraphs
                (i) and (ii) of the definition of Authorised Investments; or

         (b) in relation to a Trust, any bank or financial institution which is specified to be an Approved Bank in the relevant Series Notice,

         which is approved by the Trust Manager in writing.

         APPROVED SELLER means:

         (a)    other than in clauses 8.2, 8.4, 8.5, 8.6, 8.9, 8.10, 10, 32 and
                36, the Trustee as trustee of any Trust; or

         (b) any person which the Trust Manager notifies the Trustee is an Approved Seller for the purposes of this deed and who has executed a Seller Accession Certificate,

         and where used in the context of a Trust means the Approved Seller in relation to that Trust.

         ASSETS in relation to a Trust means the assets forming that Trust from time to time including the following to the extent to which they relate to the Trust:

         (a)    Authorised Investments;

         (b) amounts owing to the Trustee by debtors (excluding any bad or doubtful debts);

         (c)    income accrued from Loans and Authorised Investments;

         (d)    any prepayment of expenditure;

         (e) any Loans, Loan Securities and other Related Securities and other rights assigned to the Trustee in its capacity as the Trustee of that Trust on and subject to the terms of the Transaction Documents;

         (f)    the interests of the Trustee in any Support Facility;

         (g) the benefit of all representations, warranties and undertakings made by any party in favour of the Trustee under the Transaction Documents;

--------------------------------------------------------------------------------
                                                                          PAGE 2

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (h) the amount of any compensation found to be payable by the Trustee (or admitted by the Trustee to be payable) to restore the assets of that Trust because of the fraud, negligence or wilful default of the Trustee;

         (i) other property or assets as agreed in writing between the Trust Manager and the Trustee.

         ASSOCIATE in relation to a person means a person that is taken to be an associate of the first mentioned person by virtue of Division 2 of Part
         1.2 of the Corporations Law.

         AUDITOR in relation to a Trust means the auditor of that Trust appointed from time to time under clause 27.

         AUSTRACLEAR means Austraclear Limited or any other clearing system recognised by the Reserve Bank of Australia and the Australian Bankers' Association or any successor entity from time to time.

         AUSTRACLEAR REGULATIONS means any regulations published by Austraclear.

         AUSTRACLEAR SYSTEM means the SYSTEM (or another equivalent term) as defined in the Austraclear Regulations.

         AUSTRALIAN JURISDICTION means a State or Territory of the Commonwealth of Australia and the Commonwealth of Australia.

         AUTHORISATION includes:

         (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency; or

         (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

         AUTHORISED INVESTMENTS in respect of a Trust means, unless otherwise specified in the relevant Series Notice, any investments which at their date of acquisition are:

         (a) Loans secured by Mortgages, those Mortgages and any other Related Securities and Loan Rights;

         (b) Bills, promissory notes or other negotiable instruments accepted, drawn or endorsed by an Approved Bank;

         (c) cash and/or deposits with an Approved Bank or deposits with, or the acquisition of certificates of deposit or any other debt security issued by an Approved Bank;

         (d) loan securities issued, secured, or guaranteed by the Commonwealth of Australia or any State or Territory within the Commonwealth of Australia; and

         (e)    any mortgage backed security issued by any entity,

         which satisfy the following conditions:

--------------------------------------------------------------------------------
                                                                          PAGE 3

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (i) for so long as S&P is a Designated Rating Agency or unless otherwise advised in writing by S&P:

                (A) each proposed investment falling within categories (b) and (c) must have a credit rating issued by S&P of A-1, A-1+ or AAA provided that the value of investments within categories (b) and (c) which have a credit rating of A-1 shall not exceed 20% of the total Principal Amount of all relevant Notes on issue;

                (B) each proposed investment falling within category (d) must have a credit rating issued by S&P of A-1+ or AAA; and

                (C) each proposed investment falling within category (e) must have a credit rating issued by S&P of AAA;

         (ii)   each proposed investment falling within categories (b), (c) and
                (d) must mature by the earlier of the following dates:

                (A) the Payment Date following the date on which it was acquired, or in the case of any investment which has a credit rating of A-1, the date being 30 days following the date upon which that investment was acquired if that date is before the Payment Date following the date on which the investment was acquired; or

                (B) such other date as the Trustee and the Trust Manager may determine to be necessary to enable the Trustee to have sufficient cash to meet any Expenses which may be payable prior to that Payment Date;

         (iii) unless the relevant Series Notice otherwise provides, all Authorised Investments must be denominated in Australian currency and held in Australia; and

         (iv) all Authorised Investments must be held in the name of the Trustee or in the name of such other person or persons as approved by the Trustee from time to time.

         AUTHORISED SIGNATORY means:

         (a) in relation to the Trust Manager, any person from time to time nominated as an Authorised Signatory by an authorised attorney of the Trust Manager by notice to the Trustee accompanied by:

                (i) a certified copy of the power of attorney (if not previously provided); and

                (ii) a certified copy of the signatures of each person so appointed;

         (b) in relation to the Trustee (in its capacity as trustee of a Trust, as Approved Seller or otherwise), a director or secretary of the Trustee or officer of the Trustee whose title contains the word "Manager" or "counsel" or a person performing the functions of any of them or any duly appointed attorney of the Trustee;

         (c) except as provided in the relevant Series Notice or Security Trust Deed, in relation to the Security Trustee, any officer or employee of the Security Trustee whose title includes the word "Manager"; and

--------------------------------------------------------------------------------
                                                                          PAGE 4

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) in relation to any other person, any person from time to time whose name, title or position and specimen signature are set out in a certificate signed by two directors or one director and one secretary of that person confirming that person's appointment as an Authorised Signatory for the purposes of this deed and/or any Transaction Document to which that corporation is a party.

         AUTHORISED TRUSTEE INVESTMENT means an investment in which a trustee is for the time being authorised to invest trust funds under the laws of an Australian Jurisdiction.

         BANK means:

         (a) a corporation authorised under the BANKING ACT 1959 to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking; or

         (b) where any Transaction Document requires money to be deposited by the Trustee outside Australia, a corporation authorised by the banking legislation of the relevant jurisdiction to carry on the general business of banking in that jurisdiction.

         BEARER COUPON means, in relation to a Definitive Note:

         (a) any bearer interest coupon or any bearer principal coupon relating to that Definitive Note;

         (b)    any replacement coupon issued under the relevant Condition; or

         (c)    where the context requires, a Talon relating to that Definitive
                Note.

         BEARER NOTE means a Note described as such in the relevant Series
         Notice.

         BEARER NOTE PAYMENT DATE means a Payment Date for a Bearer Note.

         BENEFICIARY means, in relation to a Trust, the person nominated in the Notice of Creation of Trust for that Trust as the beneficiary of that Trust (including, where relevant, the holder of any unit representing an interest as beneficiary of the Trust).

         BILL means a bill within the meaning of the BILLS OF EXCHANGE ACT 1909 (but does not include a cheque).

         BORROWING means, in relation to a Trust, any Financial Indebtedness of the Trustee in its capacity as trustee of the Trust but does not include any Financial Indebtedness of the Trustee in any other capacity or in respect of any other Trust. BORROW has an equivalent meaning.

         BUSINESS DAY means any day, other than a Saturday, Sunday or public holiday in Victoria or New South Wales, on which Banks are open for business in both Melbourne and Sydney (and, where so specified in the relevant Series Notice, London, New York or any other specified city).

         CERTIFICATE OF TITLE means, in relation to a Mortgaged Property, the certificate of title (or, if one is not issued, the original registration confirmation statement or similar document) (if any) to that Mortgaged Property issued

--------------------------------------------------------------------------------
                                                                          PAGE 5

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         under any relevant legislation (and, in the case of Land, issued under any Real Property Legislation.

         CLASS in relation to Notes issued, or to be issued, in respect of a Trust means Notes having as amongst themselves the same rights or restrictions with regard to the payment of interest, the repayment of principal, voting or otherwise.

         CLOSING DATE means, in respect of a Trust, the date specified as the Closing Date in the Series Notice or Sale Notice for that Trust.

         COLLECTION ACCOUNT means the account established and maintained under clause 26 or, in relation to a Trust, any other account specified as the COLLECTION ACCOUNT in the Series Notice for that Trust.

         COLLECTIONS in respect of a Trust means such amounts as may be specified as Collections for the Trust in the relevant Series Notice.

         CONDITIONS in relation to any Notes issued in respect of a Trust has the same meaning given in the Series Notice applicable to those Notes for that Trust.

         CONSUMER CREDIT LEGISLATION means any legislation relating to consumer credit including:

         (a)    the Credit Act of any Australian Jurisdiction;

         (b)    the Consumer Credit (Victoria) Code 1996; and

         (c)    any other equivalent legislation of any Australian Jurisdiction.

         COUPONHOLDER in relation to a Bearer Coupon issued in respect of a Trust at any time means the person who is the bearer of that Bearer Coupon at that time for that Trust.

         CREDITOR in relation to a Trust means a creditor of the Trustee (including the Security Trustee, the Noteholders, Couponholders, the Approved Seller, the Trustee in its capacity as trustee of another Trust, the Servicer, the Trust Manager, the Support Facility Providers and the Lead Manager (if any) in relation to the Trust) in its capacity as trustee of the Trust.

         CUT-OFF DATE means, in relation to a Portfolio of Loans, the date specified as the CUT-OFF DATE for the Loans relating to that Portfolio of Loans in the relevant Note Issue Direction or Series Notice.

         DATA BASE in relation to the Trustee, the Trust Manager and any Servicer means all information, data and records collected, held or stored in any way or in any medium (including computer retention and storage) by or for the Trustee, the Trust Manager and the Servicer respectively relating to and including any Loan, Loan Security or Related Securities which are given or transferred to, or originated by, the Trustee under or as contemplated by this deed.

         DEALER AGREEMENT means, in relation to any Notes, any dealer agreement, subscription agreement, underwriting agreement or other distribution agreement (however called) under which dealers, managers or other persons agree to subscribe for, underwrite or otherwise arrange the subscription for or distribution of those Notes.

--------------------------------------------------------------------------------
                                                                          PAGE 6

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         DEFINITIVE NOTE means a Note described as such in the relevant Series Notice.

         DESIGNATED RATING in relation to a Support Facility provided to, or the benefit of which is held by, the Trustee in its capacity as trustee of a Trust, means a credit rating of the party providing the Support Facility as specified or approved by each Designated Rating Agency for that Trust.

         DESIGNATED RATING AGENCY in relation to a Trust, or Notes issued or to be issued by the Trustee of a Trust, means each Rating Agency which has been requested by the Trust Manager to rate such Notes in relation to that Trust.

         DISTRIBUTABLE INCOME has the meaning given in clause 29.6.

         ELIGIBLE LOAN means a Loan or Loan Security (as the case may be) which meets the Eligibility Criteria for that Loan or Loan Security.

         ELIGIBILITY CRITERIA in respect of a Loan or a Loan Security and a Trust has the meaning given in the corresponding Series Notice for that Trust.

         EUROCLEAR means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear System.

         EVENT OF DEFAULT in respect of a Trust has the meaning referred to in the Security Trust Deed in relation to that Trust.

         EXPENSES in relation to a Trust means all costs, charges and expenses incurred by the Trustee or the Beneficiary (as the case may be) or the Trust Manager in the administration and operation of the Trust under the Transaction Documents for that Trust including the following to the extent to which they relate to the Trust:

         (a) any amounts payable or incurred by the Trustee or the Trust Manager in the acquisition, maintenance, review, administration or disposal of an Asset;

         (b) any amounts payable or incurred by the Trustee or the Trust Manager under any Support Facility or in reviewing documentation for any proposed Support Facility;

         (c) any amounts payable under or incurred by the Trustee or the Trust Manager under any Security Trust Deed;

         (d) any fees and other amounts payable to the Trust Manager under this deed;

         (e) any fees and other amounts payable to the Trustee under this deed;

         (f) any fees and other amounts payable to a Servicer under this deed or a Servicing Agreement;

         (g)    any fees and expenses payable to the Auditor;

         (h) any fees and expenses payable by the Trustee (including in its personal capacity for which it has the right of indemnity under this deed) to the Designated Rating Agency as agreed between the Trustee and the Trust Manager from time to time;

         (i) any costs of postage and printing of all cheques, accounts, statements, notices, and other documents required to be posted to the

--------------------------------------------------------------------------------
                                                                          PAGE 7

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Beneficiaries or Noteholders of the Trust under this deed, and any costs of convening and holding meetings of Noteholders and of implementing any resolutions;

         (j) the cost and expenses of registering the interest of the Trustee in, caveats or Transfers of, any Loan Security or assignment of Loans;

         (k) any costs of any valuation of the Trust or of any Asset of the Trust;

         (l) any expenses incurred in connection with Trust Accounts of the Trustee in relation to the Trust and bank fees (including but not limited to account keeping fees) and other bank or government charges (including but not limited to bank account debits, tax and charges in respect of financial institutions duty) incurred in connection with the keeping of, or the transaction of business through, the internal accounts and bank accounts of the Trustee and their management;

         (m) any fees, charges and amounts which are paid or payable to any person appointed or engaged by the Trustee or the Trust Manager pursuant to this deed to the extent that the fees, charges and amounts would be payable or reimbursable to the Trustee or the Trust Manager under any other provision of this definition or under any other provision of this deed if the services performed by the person so appointed or engaged had been carried out directly by the Trustee or the Trust Manager and to the extent that those fees, charges and amounts are reasonable in amount and properly incurred;

         (n) the amount of any indemnity from the Trust claimed by the Trustee or the Trust Manager under clause 32.12;

         (o) all legal costs and disbursements (calculated in the same manner under clause 32.12) incurred by the Trust Manager and the Trustee in relation to settling and executing any Transaction Document and any subsequent consent, agreement, approval, waiver or amendment thereto or in relation to any matter of concern to the Trust Manager or the Trustee in relation to a Transaction Document or the relevant Trust;

         (p) any legal costs and disbursements charged at the usual commercial rates of the legal services provider incurred by the Trustee in connection with court proceedings brought against it under this deed (except (subject always to clause 32.16) where the Trustee is found to have acted negligently, fraudulently or in wilful default);

         (q) any costs incurred by the Trustee in, or in connection with, the retirement or removal of the Servicer and the appointment of any substitute to the extent those costs are properly incurred;

         (r) any amount specified as an EXPENSE for the purposes of this deed in the Series Notice for a Trust;

         (s) any costs incurred by the Trust Manager or the Trustee in, or in connection with, the retirement or removal of the Trustee or the Manager respectively under this deed and the appointment of any

--------------------------------------------------------------------------------
                                                                          PAGE 8

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                person in substitution to the extent that those costs are properly and reasonably incurred;

         (t) any fees and expenses payable to any Stock Exchange, Euroclear or Cedelbank from time to time by the Trustee; and

         (u) any other costs, charges, expenses, fees, liabilities, Taxes (including stamp duty payable on cheques), imposts and other outgoings properly incurred by the Trustee or the Trust Manager in exercising their respective powers, duties and obligations under this deed or any other Transaction Document (other than the Notes), provided that general overhead costs and expenses of the Trustee and the Trust Manager (including rents and any amounts payable by the Trustee or the Trust Manager (as applicable) to its employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Trust Manager (as applicable) shall not constitute Expenses.

         EXPIRY TIME means, in relation to a Sale Notice, the time specified as the expiry time in that Sale Notice.

         EXTRAORDINARY RESOLUTION means:

         (a) in relation to the Registered Noteholders, subject to the provisions of any Security Trust Deed in respect of the relevant
                Trust:

                (i) a resolution passed at a meeting of the Registered Noteholders of that Trust or Class (as the case may be) duly convened and held in accordance with the provisions contained in clause 16 by a majority consisting of not less than 75% of the votes able to be cast by the Registered Noteholders (cast by show of hands or poll, as the case may be); or

                (ii) a resolution in writing under clause 16.15 signed by all the Registered Noteholders of that Trust or Class; or

         (b) in relation to all Noteholders (and in particular in clauses 3.5 and 8.7(a)), and subject to the provisions of any Security Trust Deed in respect of the relevant Trust, not less than 75% of the aggregate of all votes cast by poll at a meeting of Registered Noteholders and at a separate meeting of Bearer Noteholders based, in each case in relation to a Noteholder, and notwithstanding the requirements as to polls normally applying in respect of those meetings, on the Principal Amount of the Notes held by that Noteholder (and where the Principal Amounts of different Classes are denominated in different currencies, converting those currencies in accordance with the relevant Series Notice).

         FAIR MARKET VALUE means in relation to any Loan and the related Loan Rights, the market value of that Loan and those Loan Rights as determined by the Trust Manager in good faith.

         FINANCIAL INDEBTEDNESS means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial

--------------------------------------------------------------------------------
                                                                          PAGE 9

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         accommodation whatever. It includes indebtedness under or in respect of a negotiable or other financial instrument (including any Note), guarantee, interest, gold or currency exchange, hedge or arrangement of any kind, redeemable share, share the subject of a guarantee, discounting arrangement, finance or capital lease, hire purchase, deferred purchase price (for more than 90 days) of an asset or service or an obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another financing transaction.

         FINANCIAL YEAR in relation to each Trust means:

         (a) each consecutive period of 12 months from 1 January in each year until 31 December in that year; or

         (b) any other consecutive period of 12 months as may at any time be substituted for the consecutive period referred to in paragraph
                (a) of this definition by determination of the Trust Manager with the approval of the Trustee,

         and includes:

         (c) any consecutive period greater or less than 12 months that may arise as a result of the adoption of any substituted period under paragraph (b) of this definition;

         (d) the period commencing on the date of its creation under this deed to the next succeeding 31 December, or, if a substituted period is in force under this definition in respect of the Trust at its commencement, then to the immediately succeeding date of termination of that substituted period; and

         (e) the period to the Termination Date of the Trust from the immediately preceding 1 January or, if a substituted period is in force under this definition at the Termination Date then from the immediately preceding date of commencement of that substituted period.

         FITCH IBCA means Fitch IBCA (Australia) Pty Limited (ACN 081 339 184), each member of the group of companies of which that company is a member, and their respective successors and assigns.

         FUTURE AGREEMENT means the agreement formed between an Approved Seller and the Trustee if the Trustee accepts a Sale Notice given under clause 8.

         GLOBAL NOTE means a Note described as such in the relevant Series
         Notice.

         GOVERNMENT AGENCY means:

         (a) any body politic or government in any jurisdiction, whether federal, state, territorial or local;

         (b) any minister, department, office, commission, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

         (c)    any corporation owned or controlled by any government.

--------------------------------------------------------------------------------
                                                                         PAGE 10

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         HEDGE AGREEMENT means, in relation to a Trust, any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates and/or currency exchanges made by the Trustee (whether alone or with the Trust Manager or any other person) with respect to the Loans in, or Notes issued in relation to, that Trust in accordance with this deed, as specified in the relevant Series Notice.

         INFORMATION MEMORANDUM means, in relation to the issue of any Notes, any publicity documents publicly circulated to prospective investors in relation to that issue entitled "Information Memorandum", "Offering Circular", "Prospectus" or a similar name, but does not include any term sheet or general correspondence in relation to the placement of any Notes.

         INITIAL PRINCIPAL AMOUNT in relation to a Note has the meaning given in the relevant Series Notice for that Note.

         INSOLVENCY EVENT in relation to the Trustee (in its personal capacity and as trustee of a Trust), the Trust Manager, an Approved Seller, a Servicer, a Support Facility Provider or a Mortgage Insurer (each a RELEVANT CORPORATION) means the happening of any of the following events:

         (a)    an administrator of the relevant corporation is appointed;

         (b) except for the purpose of a solvent reconstruction or amalgamation:

                (i) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:

                       (A) the winding up, dissolution or administration of the relevant corporation; or

                       (B) the relevant corporation entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them; or

                (ii) the relevant corporation ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets;

         (c) the relevant corporation is or states that it is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts (except, in the case of the Trustee, where this occurs only in relation to another trust of which it is the trustee) and, for the avoidance of doubt, an inability of the Trustee in its capacity as trustee of the Trust to pay its debts does not include the Trustee making any drawings under a Support Facility in accordance with the Transaction Documents;

         (d) a receiver, receiver and manager or administrator is appointed (by the relevant corporation or by any other person) to all or substantially all

--------------------------------------------------------------------------------
                                                                         PAGE 11

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                of the assets and undertaking of the relevant corporation or any part thereof (except, in the case of the Trustee where this occurs only in relation to another trust of which it is the trustee);

         (e) an application is made to a court for an order appointing a liquidator or provisional liquidator in respect of the relevant corporation, or one of them is appointed, whether or not under an order;

         (f) as a result of the operation of section 459F(1) of the Corporations Law, the relevant corporation is taken to have failed to comply with a statutory demand;

         (g) the relevant corporation is or makes a statement from which it may be reasonably deduced that the relevant corporation is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Law;

         (h) the relevant corporation takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation; or

         (i)    anything analogous to an event referred to in paragraphs (a) to
                (h) (inclusive) or having substantially similar effect, occurs with respect to the relevant corporation.

         INSURANCE POLICY means, in relation to a Loan, any fire and/or risks insurance policy or other general insurance policy in force in respect of that Loan or the related Mortgaged Property.

         INSURANCE PROCEEDS means any payments received by the designated beneficiary of an Insurance Policy.

         INTEREST in relation to a Note issued in respect of a Trust has the meaning specified in the Series Notice applicable to that Note for that Trust and includes any Bearer Coupon.

         INTEREST PAYMENT DATE in relation to a Note means each date for the payment of interest under the Note as specified in the corresponding Series Notice.

         INVESTMENT MANAGEMENT AGREEMENT means the Investment Management Agreement dated on or about the date of this deed between the Trustee and the Trust Manager.

         INVESTMENT RATE means, in relation to the Loans, the interest rate (expressed as a per centum per annum) determined by the Servicer in accordance with the relevant Servicing Agreement.

         LAND means:

         (a) any estate or interest whether at law or in equity in freehold or leasehold land situated in an Australian Jurisdiction, including all improvements on that land; and

         (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

--------------------------------------------------------------------------------
                                                                         PAGE 12

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         LEAD MANAGER means, in relation to any issue of Notes, any person who is appointed as lead manager, co-lead manager, arranger, co-arranger or any similar participant in relation to that issue.

         LIQUIDITY FACILITY AGREEMENT in relation to a Trust means any agreement specified as a LIQUIDITY FACILITY AGREEMENT in the Series Notice for that Trust.

         LIQUIDITY FACILITY PROVIDER means in relation to a Liquidity Facility Agreement the bank or financial institution which provides that facility or if it is a syndicated facility the bank or financial institution which is the agent under that facility.

         LOAN means a right or interest under or in relation to a residential loan originated or acquired, or to be originated or acquired, by the Trustee in accordance with this deed.

         LOAN AGREEMENT means in relation to a Loan, any agreement or arrangement entered into between the Trustee or an Approved Seller (as the case may be) and the Obligor under which the Obligor incurs obligations to the Trustee or Approved Seller (as the case may be) with respect to the Loan, and in the case of an agreement entered into by an Approved Seller in a form provided to the Trustee by the Approved Seller before the Sale Notice with respect to that Loan is given.

         LOAN RIGHTS means, in relation to Loans to be acquired by the Trustee, all of the relevant Approved Seller's or the Trustee's right, title, benefit and interest (present and future) in, to, under or derived from:

         (a) the Loans and Loan Securities specified in the relevant Sale Notice; and

         (b)    such of the following as relate to those Loans and Loan
                Securities:

                (i)      the Related Securities;

                (ii)     the Relevant Documents;

                (iii)    the Collections; and

                (iv) all moneys, present, future, actual or contingent, owing at any time by an Obligor (whether alone or with another person) or any other person (other than the Approved Seller) under or in connection with a Related Security, including all principal, interest, reimbursable costs and expenses and any other amounts incurred by or payable to the Approved Seller, irrespective of whether such amounts relate to advances made or other financial accommodation provided by the Approved Seller to any Obligor before or after the Closing Date, but does not include, in relation to the Loans and Loan Securities specified in a Sale Notice:

         (c) any interest or finance charges accrued up to but excluding the Closing Date (or any other date specified for that purpose in the Sale Notice) which are unpaid as at close of business on that date; and

--------------------------------------------------------------------------------
                                                                         PAGE 13

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) any interest in Collections received or applied by the Approved Seller before the Cut-Off Date (or any other date specified for that purpose in the Sale Notice),

         if so specified in the Sale Notice.

         LOAN SECURITY means, in relation to a Loan, a Mortgage or any guarantee relating to that Loan.

         MARKED NOTE TRANSFER means a Note Transfer marked by the Trustee in accordance with clause 13.4(m).

         MATURITY DATE in relation to a Note means the date specified in the corresponding Series Notice to be the last or, where there is only one specified, the Payment Date for the Note.

         MOODY'S means Moody's Investor Services Inc or Moody's Investor Services Pty Limited, each member of the group of companies of which that company is a member, and their respective successors and assigns.

         MORTGAGE means a registered (or pending registration, registrable) mortgage over Land, situated in any Australian Jurisdiction, which is either:

         (a)    originated by the Trustee under this deed; or

         (b)    originally granted to the relevant Approved Seller,

         and securing the repayment of the principal amount of a Loan and all other moneys payable under the Loan.

         MORTGAGED PROPERTY means:

         (a) in relation to a Mortgage, the Land the subject of that Mortgage; and

         (b) in relation to any other Loan Security, the property subject to that Loan Security.

         MORTGAGE INSURANCE POLICY means a policy of insurance under which a Mortgage Insurer insures the Trustee as trustee of a Trust against loss under a Loan which is an Asset of that Trust.

         MORTGAGE INSURANCE PROCEEDS means any amounts received by the Trustee (or a Servicer on its behalf) under any Mortgage Insurance Policy.

         MORTGAGE INSURER means any mortgage insurer specified, in relation to a Trust, as a MORTGAGE INSURER in the Series Notice for that Trust.

         MORTGAGOR means the security provider under a Loan Security.

         NOTE means:

         (a) a debt security issued by the Trustee as trustee of a Trust in accordance with clause 9;

         (b)    a Seller Note; or

         (c) any other security or instrument issued by the Trustee and agreed by the Trustee and the Trust Manager to be a NOTE.

         NOTE ACKNOWLEDGEMENT means an acknowledgement of the registration of a person as the holder of a Note in the form set out in schedule 2 or in such

--------------------------------------------------------------------------------
                                                                         PAGE 14

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         other form as may from time to time be agreed between the Trustee and the Trust Manager.

         NOTEHOLDER means, in relation to a Trust, unless otherwise defined in a Series Notice for that Trust, the person who:

         (a)    in relation to a Definitive Note, bears that Note at that time;

         (b) in relation to a Note which is represented by a Global Note, at that time is shown in the records of Euroclear and Cedelbank (other than Cedelbank if Cedelbank is an account holder of Euroclear and other than Euroclear if Euroclear is an account holder of Cedelbank) as being an account holder with respect to that Global Note (in which regard any certificate or other document issued by Cedelbank or Euroclear as to the Principal Amount of those Notes standing to the account of any person shall be conclusive and binding on those persons for all purposes); or

         (c) in relation to a Registered Note, is registered as holding that Registered Note at that time,

         and in the case of paragraph (a) includes (in relation to any interest payable on a Bearer Coupon or where the context so requires) the Couponholder for that Bearer Coupon.

         NOTE ISSUE DATE in relation to a Trust and Notes means the date on which the Notes are issued by the Trustee as trustee of that Trust and, in the case of a proposed issue of Notes, means the date for this referred to in the corresponding Note Issue Direction.

         NOTE ISSUE DIRECTION means a direction by the Trust Manager to the Trustee substantially in the form of schedule 3 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         NOTE TRANSFER means a transfer and acceptance of Notes materially in the form of schedule 4 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         NOTICE OF CREATION OF TRUST means a notice substantially in the form of schedule 5 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         OBLIGOR means, in relation to a Loan, the person who is the account debtor under that Loan, and includes where the context requires, any other person obligated to make payments with respect to that Loan (including any guarantor).

         PAYMENT DATE means an Interest Payment Date or a Principal Repayment Date.

         PORTFOLIO OF LOANS means the Loans specified by the Trust Manager in a
         Note Issue Direction as a class or type of Loan that has substantially the same terms and conditions.

         PRINCIPAL AMOUNT in relation to a Note has the meaning given in the relevant Series Notice for that Note.

--------------------------------------------------------------------------------
                                                                         PAGE 15

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         PRINCIPAL ENTITLEMENT in relation to a Note and a Principal Repayment Date means the amount of principal in respect of the Note due to be repaid on that Principal Repayment Date, determined in accordance with the corresponding Series Notice.

         PRINCIPAL REPAYMENT DATE in relation to a Note means each date for the repayment of part or all of the outstanding principal in relation to the Note as specified in the corresponding Series Notice.

         PRIVACY ACT means the Privacy Act 1988 (Cth) or any equivalent law of any Australian Jurisdiction.

         PURCHASE PRICE means, in relation to Loans and related Loan Rights offered for sale under a Sale Notice, the Purchase Price specified in the relevant Sale Notice as adjusted (where relevant) in accordance with that Sale Notice.

         PURCHASED LOAN means a Loan referred to in a Sale Notice which is accepted by the Trustee unless the Trustee has ceased to have an interest in that Loan.

         PURCHASED LOAN SECURITY means a Loan Security referred to in a Sale Notice which is accepted by the Trustee, unless the Trustee has ceased to have any interest in that Loan Security.

         RATING AGENCY means Moody's, S&P and Fitch IBCA or any other recognised rating agency designated from time to time in writing by the Trust Manager to the Trustee.

         REAL PROPERTY LEGISLATION means any law relating to the registration, priority or effectiveness of any mortgage over land in any Australian Jurisdiction.

         RECORD DATE means, with respect to a Payment Date for any Note, the date specified in the Series Notice for the Trust to which that Note relates.

         REGISTER means, in relation to a Trust, the register of Noteholders for that Trust maintained by or on behalf of the Trustee under clause 15.

         REGISTERED COMPANY AUDITOR has the same meaning as in the Corporations Law.

         REGISTERED NOTE means a Note described as such in the relevant Series Notice.

         REGISTERED NOTEHOLDER means the Noteholder in relation to a Registered Note.

         RELATED CORPORATION has the meaning given to RELATED BODY CORPORATE in the Corporations Law.

         RELATED LOAN means, in relation to a Loan Security, the Loan secured by that Loan Security.

         RELATED SECURITY in relation to a Loan means:

         (a)    any Relevant Document for that Loan;

         (b) any Insurance Policy or Insurance Proceeds with respect to the Loan;

         (c) any Mortgage Insurance Policy or Mortgage Insurance Proceeds with respect to the Loan; or

--------------------------------------------------------------------------------
                                                                         PAGE 16

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) any other agreement specified as a RELATED SECURITY for the Loan in the relevant Series Notice.

         RELEVANT DOCUMENT means, with respect to a Loan:

         (a)    the Loan Agreement relating to that Loan;

         (b) the mortgage document, guarantee or other document or agreement in relation to each Loan Security for that Loan;

         (c) the Certificate of Title for the Mortgaged Property secured by each Loan Security;

         (d) any amendment or replacement of such documents and any other document which is entered into by or executed in favour of the Approved Seller or Trustee (as the case may be) in connection with that Loan after the Cut-Off Date; or

         (e) any other document specified as a RELEVANT DOCUMENT in the relevant Series Notice.

         REPRESENTATIVE means:

         (a) in the case of any Registered Noteholder, a person appointed as a proxy for that Registered Noteholder under clause 16.9; and

         (b) without limiting the generality of paragraph (a), in the case of a Registered Noteholder which is a body corporate, a person appointed under clause 16.10 by the Registered Noteholder.

         REPURCHASE DATE has the meaning, in relation to a Purchased Loan and the related Loan Rights, given in clause 8.5(d)(ii)(C) with respect to the Purchased Loan and related Loan Rights.

         S&P means Standard & Poor's (Australia) Pty Limited (ACN 007 324 852), trading as "Standard & Poor's Ratings Group", each member of the group of companies of which that company is a member, and their respective successors and assigns.

         SALE NOTICE means:

         (a) in relation to a purchase of Loans by a Trust other than from another Trust, a notice in the form of annexure A given under clause 8; or

         (b) in relation to a purchase of Loans by a Trust from another Trust, a notice in the form agreed by the Trustee and the Trust Manager in relation to that purchase.

         SALE TERMINATION DATE means in relation to the obligations of a party relating to a Sale Notice, the earlier of:

         (a) the date 3 months after the date on which the last relevant Purchased Loan is discharged; and

         (b) the date the Trustee (whether in its capacity as trustee of the Trust to which the Purchased Loans relate or as trustee of another Trust) ceases to have any interest in the relevant Purchased Loan and related Loan Rights.

--------------------------------------------------------------------------------
                                                                         PAGE 17

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         SECURITY INTEREST includes any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind. It includes:

         (a) anything which gives a creditor priority to other creditors with respect to any asset; and

         (b) retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security but it excludes a charge or lien arising in favour of a Government Agency by operation of statute unless there is a default in payment of moneys secured by that charge or lien.

         SECURITY TRUST DEED in relation to a Trust means a deed between the Trustee as trustee of that Trust, the Trust Manager and the Security Trustee for that Trust under which, amongst other things, the Trustee in its capacity as trustee of the Trust charges all or some of the Assets of the Trust to secure the payment of moneys owing to the Noteholders and other Creditors of the Trust in favour of that Security Trustee as trustee for such Noteholders and other Creditors.

         SECURITY TRUSTEE means, in relation to a Trust, any person who is appointed as security trustee in relation to the Assets of that Trust.

         SELLER ACCESSION CERTIFICATE means a certificate in the form of annexure B.

         SELLER NOTE means, in relation to a Trust, a debt security issued by the Trustee to the relevant Approved Seller under clause 10.

         SERIES NOTICE means a written notice from the Trust Manager to the Trustee materially in the form of annexure D satisfying the requirements of clause 12.3.

         SERVICER means, in relation to a Trust, the Trust Manager as servicer under the Investment Management Agreement or, if the Series Notice for that Trust otherwise provides, the person appointed to service the Assets of that Trust.

         SERVICER TRANSFER EVENT in relation to a Trust has the meaning (if any) given to that term in the Servicing Agreement for that Trust.

         SERVICER'S REPORT means, in relation to a Trust, the report (if any) to be provided by the relevant Servicer to the Trustee and the Trust Manager under the relevant Servicer Agreement which is in the format and includes the information agreed between the Servicer, the Trust Manager and the Trustee or set out in any Series Notice.

         SERVICING AGREEMENT means, in relation to a Trust:

         (a)    the Investment Management Agreement; or

         (b) if the Series Notice for that Trust otherwise provides, any agreement under which a Servicer is appointed to service any of the Assets of that Trust.

         STOCK EXCHANGE means, in relation to a Note, any stock exchange on which the Note is listed from time to time, including the Australian Stock Exchange, the London Stock Exchange Limited or the Luxembourg Stock Exchange.

--------------------------------------------------------------------------------
                                                                         PAGE 18

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         SUBSCRIPTION AMOUNT in relation to any proposed Notes means the total amount payable by the proposed Noteholders as specified in the corresponding Note Issue Direction.

         SUPPORT FACILITY in relation to a Trust means:

         (a)    any Mortgage Insurance Policy;

         (b)    any Liquidity Facility Agreement;

         (c)    any Hedge Agreement;

         (d) any other security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon on an Authorised Investment, for the financial management, credit enhancement or liquidity support of the assets and liabilities of the Trust; or

         (e) any other facility or agreement specified as a SUPPORT FACILITY in the relevant Series Notice,

         entered into by the Trustee for that Trust.

         SUPPORT FACILITY PROVIDER means, in relation to a Trust, any person who has entered into or agreed to make available a Support Facility (other than a Mortgage Insurance Policy) to the Trustee in relation to that Trust.

         TALON means any talon relating to, and exchangeable in accordance with the provisions of any Definitive Note for further Interest or principal with respect to, the Definitive Note, and includes any replacement for that Talon issued under the relevant Conditions.

         TAXATION ACT means the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1997 (Cth).

         TAX and TAXES means any tax, levy, impost, deduction, charge, rate, stamp duty, financial institutions duty, bank accounts debit tax or any other tax, withholding or remittance of any nature which is now or later payable or required to be remitted to, or imposed or levied, collected or assessed by a Government Agency, together with any interest, penalty, charge, fee or other amount imposed or made in respect thereof including any value added, goods and services and turnover tax.

         TERMINATION DATE in relation to a Trust means the earliest of the following dates in relation to that Trust:

         (a) the eightieth anniversary of the date of creation of that Trust under this deed;

         (b) the date on which the Trust terminates by operation of statute or by the application of general principles of law;

         (c) if Notes have been issued by the Trustee in its capacity as trustee of the Trust the earliest of:

                (i) the Business Day (in Melbourne, Sydney and London) immediately following the date upon which the Trustee pays in full all moneys due or which may become due, whether contingently or otherwise, to Creditors of the Trust (as

--------------------------------------------------------------------------------
                                                                         PAGE 19

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                        determined by the Auditor, that determination to be conclusive) and the Trustee and the Trust Manager agree that no further Notes are proposed to be issued by the Trustee in relation to that Trust; or

                (ii) following the occurrence of an EVENT OF DEFAULT under any Security Trust Deed, the Security Trustee has enforced to the fullest extent that it is able to do so all of its powers under the Security Trust Deed which arise on the occurrence of that Event of Default or on the Security Trust Deed becoming enforceable, and has distributed all of the amounts which it is required to distribute under the Security Trust Deed (as determined by the Auditor, that determination to be conclusive), and the Trustee has received a confirmation from the Australian Taxation Office that the Trustee has lodged its final tax return in relation to that Trust; or

         (d) if Notes have not been issued by the Trustee in its capacity as trustee of the Trust, the date appointed by the Trust Manager as the Termination Date by notice in writing to the Trustee after the Trustee has received a confirmation from the Australian Taxation Office that the Trustee has lodged its final tax return in relation to that matter.

         TITLE DOCUMENTS means any document of title or other document in relation to any Authorised Investment.

         TRANSACTION DOCUMENTS means:

         (a)    this deed;

         (b)    any Series Notice;

         (c)    any Seller Accession Certificate;

         (d)    any Security Trust Deed;

         (e)    any Servicing Agreement;

         (f)    any Support Facility;

         (g)    any Note or document evidencing a Note from time to time;

         (h) any other document which is expressed (in a Series Notice or otherwise) to be, or which is agreed by the Trust Manager and Trustee to be, a TRANSACTION DOCUMENT for the purposes of this deed; and

         (i) any other document that is executed under or which is or is expressed to be incidental or collateral to, any other Transaction Document including any Notice of Creation of Trust,

         but in relation to a Trust means only those of the above documents which relate to that Trust.

         TRANSFER OF LOAN SECURITY means:

--------------------------------------------------------------------------------
                                                                         PAGE 20

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (a) in relation to a Mortgage or other Related Security that is a registered mortgage of Land, a transfer of mortgage relating to that Mortgage or Related Security under the Real Property Legislation which, on registration, would result in the Trustee being the registered mortgagee of that Mortgage or Related Security; and

         (b) in relation to any other Loan Security and if required by relevant legislation or practices a transfer of Security Interest relating to that Loan Security which, on registration, would result in the Trustee being the registered holder of that Loan Security.

         TRUST means each Trust constituted from time to time under clause 3 and TRUSTS means every Trust.

         TRUST ACCOUNT means the account opened and operated for each Trust in accordance with clause 26.

         TRUST MANAGER'S DEFAULT means, in relation to any Trust, the happening of any of the events specified in clause 19.1.

         TRUST MANAGER'S FEE in relation to a Trust means the Trust Manager's fee in relation to that Trust referred to in clause 18.

         TRUST MANAGER'S REPORT means, in relation to a Trust, the report to be provided by the Trust Manager to the Trustee and the Designated Rating Agency under clause 17.16 which is in the format and includes the information agreed by the Trust Manager and the Trustee or set out in the relevant Series Notice.

         TRUSTEE'S DEFAULT in relation to a Trust means the occurrence of any of the events specified in clause 23.1.

         TRUSTEE'S FEE in relation to a Trust means the Trustee's fee for that Trust under clause 22.1.

         UNPAID BALANCE means, in relation to any Loan at any time, the sum of:

         (a)    the unpaid principal amount of that Loan; and

         (b) the unpaid amount of all finance charges, interest payments and other amounts accrued on or payable under or in connection with that Loan or the related Loan Rights at that time,

         or the amount otherwise stated to be the UNPAID BALANCE for that Loan, in the relevant Series Notice.

1.2      INTERPRETATION

         Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

         (a)    The SINGULAR includes the plural and conversely.

         (b)    A GENDER includes all genders.

         (c) Where a WORD OR PHRASE is defined, its other grammatical forms have a corresponding meaning.

--------------------------------------------------------------------------------
                                                                         PAGE 21

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) A reference to a PERSON includes a body corporate, an unincorporated body or other entity and conversely.

         (e) A reference to a CLAUSE, SCHEDULE or ANNEXURE is to a clause of, or schedule or annexure to, this deed.

         (f) A reference to any PARTY to this deed or any other agreement or document includes the party's successors and permitted assigns.

         (g) A reference to any AGREEMENT OR DOCUMENT is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this deed.

         (h) A reference to any LEGISLATION or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

         (i) A reference to INCLUDE, INCLUDES, INCLUDED or INCLUDING shall be without limitation to the matter referred to.

         (j)    A reference to DOLLARS or $ is to Australian currency.

         (k) Where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning.

         (l) Where the day on or by which any sum is payable under this deed or any act, matter or thing is to be done is a day other than a Business Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Business Day except to the extent otherwise provided in the relevant Series Notice.

         (m) A word or phrase defined in the Corporations Law has the same meaning in this deed, unless separately defined in this deed.

         (n) All accounting terms shall be interpreted in accordance with the Approved Accounting Standards.

         (o)    A reference to a MONTH is to a calendar month.

         (p) A reference to any document is to such document as amended, varied, supplemented or novated from time to time.

         (q) Except as otherwise provided, a reference to any time is a reference to Melbourne time.

         (r) Subject to the provisions relating to deemed receipt of notices and other communications under the Transaction Documents, the Trustee will only be considered to have knowledge or awareness or notice of any thing, or grounds to believe anything, by virtue of the officers of the Trustee having day to day responsibility for the administration or management of any of the Trustee's obligations in relation to a Trust, including its Assets, having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of any event of default under any Transaction Documents for that Trust (however

--------------------------------------------------------------------------------
                                                                         PAGE 22

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                called or described) or Trust Manager's Default means notice, knowledge or awareness or the occurrence of the events or circumstance constituting an event of default or Trust Manager's Default (as the case may be).

         (s) A reference to WILFUL DEFAULT in relation to the Trustee or the Trust Manager means any wilful failure to comply with, or wilful breach by, the Trustee or the Trust Manager (as the case may be) of any of its obligations under any Transaction Document, other than a failure or breach which:

                (i) arises as a result of a breach of a Transaction Document by a person other than:

                         (A) the Trustee or the Trust Manager (as the case may be); or

                         (B) any officer, employee, agent or delegate of the Trustee or the Trust Manager; and

                (ii) is in accordance with a lawful court order or direction or required by law; or

                (iii)    is, in relation to a Trust:

                         (A) in accordance with a proper instruction or direction of the Mortgagees (as defined in the Security Trust Deed in relation to the Trust) given at a meeting of Mortgagees convened pursuant to the Security Trust Deed in relation to the Trust; or

                         (B) in accordance with any proper instruction or direction of the Noteholders of the Trust at a meeting convened under the Master Trust Deed.

1.3      BINDING ON NOTEHOLDERS AND BENEFICIARIES

         This deed shall be binding on all Noteholders and Couponholders and the Beneficiaries as if each was originally a party to this deed.

2.       TRUSTEE OF INTERSTAR MILLENNIUM TRUSTS
--------------------------------------------------------------------------------

2.1      APPOINTMENT OF TRUSTEE

         The Trustee is appointed, and agrees to act, as trustee of each Trust on, and subject to, the terms and conditions of this deed and the relevant Series Notice.

2.2      TRUSTEE TO ACT IN INTERESTS OF BENEFICIARY AND NOTEHOLDERS OF A TRUST

         The Trustee shall, in respect of each Trust, act in the interests of the Beneficiary and Noteholders in relation to that Trust on, and subject to, the terms and conditions of this deed. In the event of any conflict of interests, the interests of the Noteholders will prevail.

--------------------------------------------------------------------------------
                                                                         PAGE 23

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


2.3      SEPARATE AND DISTINCT TRUSTS

         Each Trust shall be a separate and distinct trust fund held by the Trustee on separate and distinct terms and conditions.

2.4      TERMINATION OF DEED

         This deed shall terminate on the date agreed by the Trustee and the Trust Manager if at that date:

         (a)    there are no Trusts in existence;

         (b) the Trustee and the Trust Manager are satisfied that all Notes have been fully redeemed and all Creditors paid in full;

         (c) there is no Sale Notice which has been given to the Trustee but which has not at that date been accepted or rejected by the Trustee; and

         (d) there is no Note Issue Direction which has been given to the Trustee but which has not been acted on or rejected by the Trustee.

3.       THE TRUSTS
--------------------------------------------------------------------------------

3.1      BENEFICIAL INTEREST IN THE TRUSTS

         (a) The Trustee shall hold each part of each Trust, and each Asset of each Trust from time to time, on trust for the relevant Beneficiary on and subject to the terms and conditions of this deed.

         (b) The interest of a Beneficiary under a Trust may be evidenced by the issue of one or more units by the Trustee, if the relevant Series Notice so specifies. A unit may give the holder a right only to capital or only to income, or may give such other rights as the relevant Series Notice may provide. If a Beneficiary has paid all subscription and other moneys payable by it for the issue of a unit, the interests of that Beneficiary under paragraph (a) are not affected by the failure of the Trustee to issue any such unit.

3.2      CREATION OF TRUSTS

         (a) (TRUST MANAGER MAY CREATE) The Trust Manager may at any time create a Trust by lodging with the Trustee:

                (i) (NOTICE OF CREATION) a duly completed and executed Notice of Creation of Trust; and

                (ii) (INITIAL ASSETS) the sum of $10.00 to constitute the initial Assets of the Trust (which sum may be evidenced, at the time of creation of that Trust or a later date, by the issue of a unit under clause 3.1).

         (b) (CONSTITUTION OF A TRUST) On satisfaction of clause 3.2(a), the Trust referred to in the corresponding Notice of Creation of Trust under clause 3.2(a)(i) shall be created.

--------------------------------------------------------------------------------
                                                                         PAGE 24

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (c) (NO LIMIT ON TRUSTS) There shall be no limit on the number of Trusts that may be created under this deed.

3.3      NAME OF THE TRUSTS

         Each Trust shall be known as:

         (a) (INITIAL NAME) the INTERSTAR MILLENNIUM SERIES X-Y TRUST, where X represents the year in which the Trust was created and Y represents the consecutive order of creation of the Trust; for example, in the case of the first Trust the INTERSTAR MILLENNIUM SERIES 1999 - 1 TRUST; or

         (b) (ALTERNATIVE NAME) such other name as the Trustee and the Trust Manager may from time to time agree.

3.4      DURATION OF A TRUST

         Each Trust shall continue until, and shall terminate on the later of:

         (a)    its respective Termination Date; and

         (b) the date on which the provisions of clause 3.5 have been satisfied.

3.5      TERMINATION; WINDING UP

         (a) (REALISATION OF ASSETS) Subject to this clause 3 and to the Transaction Documents, immediately following the Termination Date of a Trust the Trustee in consultation with the Trust Manager or the Beneficiary, to the extent either has title to the Assets of the relevant Trust following that Termination Date, must:

                (i) sell and realise the Assets of that Trust (having obtained appropriate expert advice prior to the sale of any Loan or Loan Security); and

                (ii) so far as reasonably practicable and reasonably commercially viable, and subject to this clause, complete the sale within 180 days after the Termination Date for that Trust.

         (b) (FIRST RIGHT OF REFUSAL) Where an Approved Seller has a first right of refusal in relation to those Loans or Loan Securities under clause 8.7(a), the Trustee or the Beneficiary (as the case may be) must comply with that clause 8.7(a).

         (c) (SALE WITHIN 180 DAYS) During the 180 day period after the Termination Date of a Trust, the Trustee or the Beneficiary (as the case may be) must not (subject to paragraph (d)) and the Trust Manager must not direct it to, sell any Loans and the related Loan Rights for an amount less than:

                (i)     in the case of performing Loans, their Unpaid Balance;
                        or

                (ii)    in the case of non-performing Loans, their Fair Market
                        Value.

         (d) (PERFORMING LOANS) Notwithstanding sub-paragraph (c)(i), the Trustee or the Beneficiary (as the case may be) may not and the Trust Manager must not direct it to, sell any performing Loan for less than

--------------------------------------------------------------------------------
                                                                         PAGE 25

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                its Fair Market Value without the consent of an Extraordinary Resolution of the relevant Noteholders. Any purported sale without that approval will be ineffective.

         (e) (SALE AT LESS THAN UNPAID BALANCE) The Trustee or the Beneficiary (as the case may be) must not sell any Loan and the related Loan Rights for less than the Unpaid Balance of the Loan unless:

                (i) if the Principal Amount of each Note is greater than zero, the Noteholders (including the holder of the Seller Note) have consented to such sale by Extraordinary Resolution; or

                (ii) if the Principal Amount of each Note is zero, the relevant Beneficiary consents.

         (f) (PROCEDURES BEFORE WINDING UP) The provisions of this deed will continue to apply to a Trust for the period between the Termination Date of that Trust and the date on which the Assets of that Trust have been realised and distributed, notwithstanding the occurrence of the Termination Date.

         (g) (EXPENSES) Subject to the Security Trust Deed, the Trust Manager must direct the Trustee or the Beneficiary (as the case may be) to, and the Trustee or the Beneficiary (as the case may be) must, pay or provide for all Taxes, Expenses, claims and demands due or incurred, or which the Trustee or the Beneficiary (as the case may be) believes should be provided for, in connection with or arising out of the administration or winding up of any Trust, including the fees of any consultants or advisors employed in connection with the administration or winding up of the Trust.

         (h) (DISTRIBUTION) The Trust Manager shall direct the Trustee or the Beneficiary (as the case may be) to distribute the proceeds of realisation of the Assets of a Trust (after deducting the amounts paid or provided for under paragraph (g)) in accordance with the cashflow allocation methodology set out in the relevant Series Notice and in accordance with any directions given to it by the Trust Manager. The Trustee or the Beneficiary (as the case may be) shall comply with that direction.

         (i) (BENEFICIARY) If all Notes relating to a Trust have been fully redeemed and the Creditors paid in full, the Trustee may distribute all or part of the Assets to the relevant Beneficiary in specie (without recourse to the Trustee or the Beneficiary (as the case may be) and without any representation or warranty by the Trustee or the Beneficiary (as the case may be)).

         (j) (PERFORMING/NON-PERFORMING) The Trust Manager is to determine whether a Loan is performing or non-performing for the purposes of this clause 3.5.

3.6      COSTS OF WINDING UP OF A TRUST

         During the winding up of a Trust under clause 3.5:

--------------------------------------------------------------------------------
                                                                         PAGE 26

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (a) (TRUSTEE'S FEE) the Trustee shall be entitled to the continued payment of the Trustee's Fee under clause 22.1;

         (b) (TRUST MANAGER'S FEE) the Trust Manager shall be entitled to continued payment of the Trust Manager's Fee under clause 18; and

         (c) (EXPENSES) the Trustee or the Beneficiary (as the case may be) and the Trust Manager shall be entitled to reimbursement for, and the Trust Manager and the Trustee shall make provision for, all Expenses incurred, made or apprehended in relation to the Trust (which shall for this purpose include all Taxes, costs, charges, expenses, claims and demands incurred, made or apprehended in connection with the winding up of the Trust, including the fees of any agents, solicitors, bankers, accountants or other persons who the Trustee or the Beneficiary (as the case may be) or the Trust Manager may employ in connection with the winding up of the Trust).

4.       INVESTMENT OF THE TRUSTS GENERALLY
--------------------------------------------------------------------------------

4.1      AUTHORISED INVESTMENTS ONLY

         Subject to this deed and the relevant Series Notice, each Trust shall comprise only assets and property which are Authorised Investments as at the date of their acquisition.

4.2      TRUST MANAGER SELECTS INVESTMENTS

         Subject to the terms of this deed:

         (a) the Trust Manager alone shall have absolute and uncontrolled discretion to determine, and it shall be the duty of the Trust Manager to:

                (i) recommend or to propose in writing to the Trustee (which may be under a Series Notice), the manner in which any moneys forming part of a Trust shall be invested and what purchases, sales, transfers, exchanges, collections, realisations or alterations of Assets shall be effected and when and how the same should be effected; and

                (ii) give to the Trustee all directions which the Trustee may desire in relation to the above matters; and

         (b) it shall be the role of the Trustee to give effect to all such recommendations or proposals of the Trust Manager as are communicated by the Trust Manager to the Trustee in accordance with this clause.

         However, the Trust Manager may not give any direction to the Trustee in relation to a Trust which is inconsistent or conflicts with the terms of the Trust including the Series Notice for that Trust.

--------------------------------------------------------------------------------
                                                                         PAGE 27

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


4.3      INVESTMENT PROPOSALS

         (a) (TRUST MANAGER'S INVESTMENT PROPOSALS) The Trust Manager shall from time to time give to the Trustee a written proposal for the acquisition or origination of property which is to constitute Assets of a Trust and for the sale, transfer or other realisation of or dealing with the Assets of a Trust.

         (b) (SUFFICIENT DETAILS) Except where the Trust Manager's proposal is a Note Issue Direction, each proposal shall contain all necessary details relating to the proposal, together with all information regarding the relevant Assets and the certification of the Trust Manager that the giving effect by the Trustee of the proposal is in accordance with this deed. Where the Trust Manager's proposal is a Note Issue Direction, it will comply with this deed.

         (c) (DISCRETION) The Trust Manager shall have the fullest discretion to recommend in the proposal the time and mode of and the broker, contractor or agent (if any) to be engaged for the implementation of the proposal including the right to recommend a postponement for so long as the Trust Manager in its discretion shall think fit.

         (d) (TRUSTEE MUST IMPLEMENT INVESTMENT PROPOSALS) On receipt of any written proposal by the Trust Manager under this clause 4, the Trustee shall implement that proposal and the Trustee shall not be required, nor be under a duty, to inquire or to make any assessment or judgment in relation to that proposal or whether the proposed investment is an Authorised Investment or is otherwise permitted under this deed. Subject to this deed, the Trustee must not make an investment if it knows that it is not an Authorised Investment.

4.4      DISPOSAL OR REALISATION OF AUTHORISED INVESTMENTS

         (a) (AUTHORISED INVESTMENTS TO BE HELD TO MATURITY) Subject to this deed, the relevant Series Notice, any applicable Security Trust Deed or Support Facility, Authorised Investments in respect of a Trust shall be held until their maturity (and the Trustee shall accordingly not have power to dispose of or realise any Authorised Investment in a Trust). However, nothing in this deed shall affect the rights, powers, duties and obligations of the Trustee in relation to enforcing any Loan, Loan Security or Related Securities or otherwise in relation to any other Authorised Investment or Support Facility.

         (b) (CIRCUMSTANCES FOR DISPOSAL) Subject to this clause 4.4(b) and to clause 4.4(c), the Trustee shall have power to dispose of or realise any Authorised Investment in a Trust if the Trust Manager confirms to the Trustee that the disposal or realisation of the Authorised Investment will not lead to a loss or where to continue to hold such Authorised Investment would:

                (i)      (BREACH)  result in a breach of this deed;

--------------------------------------------------------------------------------
                                                                         PAGE 28

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) (AFFECT AUTHORISED TRUSTEE INVESTMENT STATUS) affect the status of Notes as an Authorised Trustee Investment (if applicable);

                (iii) (ADVERSELY AFFECT RATING) adversely affect the then rating (if any) of the Notes issued in relation to the Trust; or

                (iv) (PREJUDICIAL TO NOTEHOLDERS) in the opinion of the Trust Manager, be prejudicial to the interests of Noteholders in the Trust.

                The Trustee may only exercise its power of disposal or realisation under paragraphs (ii)-(iv) (inclusive) on the written direction of the Trust Manager.

         (c) (NO RESTRICTION ON CERTAIN DISPOSAL) Subject to each Transaction Document, there shall be no restriction on the disposal or realisation of, or temporary investment or reinvestment in, Authorised Investments:

                (i) where the disposal is to another Trust under clauses 7 or 8.7(c); or

                (ii) where the disposal is specifically contemplated by this deed or the relevant Series Notice.

         (d) (PROCEEDS ON REALISATION) On the settlement of the discharge, realisation or disposal of an Asset, the Trustee may accept the proceeds in the form of:

                (i)       a Bank cheque payable to the Trustee; or

                (ii)      in other immediately available funds.

4.5 TEMPORARY INVESTMENT OF CASH AND LIMITATION ON MATURITY OF AUTHORISED INVESTMENTS

         The Trust Manager shall in respect of a Trust be entitled to direct the Trustee to cause cash on hand which represents the income or capital of the Trust and which is not required for:

         (a)    (EXPENSES) the immediate payment of the Expenses of the Trust;

         (b) (TRUSTEE'S FEE) the immediate payment of the Trustee's Fee in relation to the Trust; or

         (c) (NOTEHOLDERS OR BENEFICIARIES) the immediate payment to the Noteholders or a

                  Beneficiary of the Trust,

         to be invested in Authorised Investments provided that such Authorised Investments shall mature on a date on or before the due date for such payment.

4.6      SUPPORT FACILITIES

         (a) (ENTER INTO SUPPORT FACILITIES) The Trustee shall in relation to any Trust, on the prior direction of the Trust Manager (and following a review by the Trustee of the documentation for the proposed Support

--------------------------------------------------------------------------------
                                                                         PAGE 29

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Facility), enter into or acquire and perform any Support Facilities on such terms and conditions as are reasonably required by the Trust Manager (subject to this deed).

         (b) (RATING OF PARTIES TO SUPPORT FACILITY) If Notes have been, or are proposed to be, issued by the Trustee as trustee of a Trust, the Trust Manager shall (subject to this deed):

                (i) direct the Trustee that each Support Facility for the benefit of the Trust must be taken out or executed with a person having at that time a Designated Rating (if required by the corresponding Designated Rating Agency); and

                (ii) take, or direct the Trustee to take, such other action as may be necessary to satisfy the requirements of the relevant Designated Rating Agency in relation to that Trust.

         (c) (SUPPORT FACILITIES) If Notes have been, or are proposed to be, issued by the Trustee as trustee of a Trust, any Support Facility for the benefit of the Trust shall be entered into by the Trustee prior to or on the Note Issue Date in relation to those Notes provided that the Trustee may, on the prior direction of the Trust Manager:

                (i) enter into a new Support Facility as trustee of a Trust after a Note Issue Date, if and only if, the Trust Manager has received written confirmation from any Designated Rating Agency that entering into the Support Facility will not result in a downgrading or withdrawal of the rating of the Notes; or

                (ii) substitute a new Support Facility for any existing Support Facility entered into in accordance with this clause 4.6 where it has previously issued Notes as trustee of a Trust, if and only if, the Trust Manager considers the same to be in the interests of that Trust and the Trust Manager has received written confirmation from any Designated Rating Agency that the new Support Facility will not result in a downgrading or withdrawal of the rating of the Notes.

         (d) (DOWNGRADING OF PARTIES) If a person providing a Support Facility to the Trustee in its capacity as trustee of a Trust ceases to have a Designated Rating (if the corresponding Designated Rating Agency requires it to have a Designated Rating) and the Designated Rating Agency has downgraded or withdrawn, or has indicated that it proposes to downgrade or withdraw, its rating of the Notes, the Trustee shall, if directed by the Trust Manager and subject to this deed:

                (i) enter into any substitute or additional Support Facility identified by the Trust Manager, and on such terms required by the Trust Manager; or

                (ii) take such other action as may be required by the relevant Designated Rating Agency,

--------------------------------------------------------------------------------
                                                                         PAGE 30

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                to maintain the rating of the Notes as it stood prior to such downgrading or withdrawal or proposed downgrading or withdrawal of the rating of the Notes.

         (e) (NO OBLIGATION TO HAVE SUPPORT FACILITIES) Nothing in this clause or this deed shall be construed as requiring that any given Trust has the benefit of any Support Facility. The Trustee is not required to enter into any Support Facility except as provided in this clause.

4.7      AUTHORISED TRUSTEE INVESTMENTS

         The Trust Manager shall not direct the Trustee to, and the Trustee shall not knowingly invest any moneys of a Trust in any Authorised Investment which prejudices the qualification of Notes in that Trust as an Authorised Trustee Investment in a given Australian Jurisdiction if the Trust Manager has indicated to the Trustee that the Notes are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction or any Information Memorandum or prospectus in relation to such Notes indicates that the Notes are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction. The Trustee may rely on any confirmation from the Trust Manager that any investment is an Authorised Trustee Investment.

4.8      LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

         Notwithstanding any other provision of this deed, the Trustee is not obliged to execute any instrument, enter into any agreement, take any action, or incur any obligation in connection with a Trust (including in connection with Support Facilities or Assets) unless:

         (a) in the case of agreements, actions or obligations that are expressly contemplated by the Transaction Documents and are between parties to the Transaction Documents, its personal liability in connection with the instrument, agreement, action or obligation is limited in a manner consistent with clause 32.16; or

         (b) in any other case, the Trustee's liability is limited in a manner satisfactory to the Trustee in its absolute discretion.

4.9      MONEYS PAYABLE TO TRUSTEE

         Subject to this deed, the Trust Manager and the Trustee shall ensure that any agreements entered into in relation to the Trusts contain a provision to the effect that any moneys belonging to the Trusts under the agreements shall be paid to the Trustee or to an account, or Authorised Investment, in the name of the Trustee as trustee of the relevant Trust.

4.10     SEGREGATION OF ASSETS OF A TRUST

         Subject to this deed (and in particular to clause 26.10) and any Series Notice the Trustee shall:

         (a) ensure that no money or other Assets of a Trust are commingled with the money or other Assets of another Trust or any assets of the Trustee in any capacity other than as Trustee of the Trust;

--------------------------------------------------------------------------------
                                                                         PAGE 31

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) account for the Assets included in each Trust separately from the Assets included in all other Trusts and any assets of the Trustee in any capacity other than as Trustee of the Trust; and

         (c) keep the liabilities of, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to each Trust separate and apart from the liabilities of, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to all other Trusts and any liabilities of the Trustee in any capacity other than as Trustee of the Trust.

4.11     ASSETS OF TRUSTS

         Assets of a Trust shall not be available to meet any liability of, or principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to:

         (i) any Trust other than the Trust of which those Assets form a part; or

         (ii) any liability of the Trustee in any capacity other than as trustee of the Trust.

4.12     LIABILITIES OF A TRUST

         Any liabilities to the extent that they relate to a Trust and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors to the extent that they relate to a Trust, shall not be aggregated with any liabilities, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors, to the extent that they relate to any other Trust or offset against the Assets of any Trust other than the Trust of which those liabilities and principal amounts form a part or to which they relate or any liability of the Trustee in any capacity other than as trustee of the Trust.

5.       BORROWINGS
--------------------------------------------------------------------------------

5.1      PURPOSE

         Subject to this deed and any Series Notice, the Trustee may (at the direction of the Trust Manager) Borrow for the purpose of or in connection with:

         (a) the making of, investment in, or funding of assets underlying, Loans and Loan Securities;

         (b) in relation to paragraph (a), investment in other Authorised Investments; or

         (c) the continued funding of any investment in Loans, Loan Securities or other Authorised Investments.

--------------------------------------------------------------------------------
                                                                         PAGE 32

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


5.2      BORROWINGS - GENERAL

         Subject to clause 5.3, the Trustee may only Borrow in relation to a Trust following receipt of a Note Issue Direction under clause 12 and only by way of:

         (a) the issue of Notes (including a Seller Note, and any Borrowing relating to that Seller Note) at any time and from time to time under this deed and the relevant Trust;

         (b) a Support Facility contemplated by the Note Issue Direction or Series Notice (as the case may be) (and any Notes issued with respect to that Support Facility); or

         (c)    a Borrowing which is:

                (i) at all times subordinated and subject to the Notes, the interests of the Noteholders under the Notes, and the interests of the providers of any Support Facilities, in relation to the relevant Trust; or

                (ii) rated by all Designated Rating Agencies at least as high as the rating given by them to the Notes; or

                (iii) without recourse to the Trustee or any assets of the Trustee, other than the excess funds of the Trust after meeting the principal and interest requirements of the Noteholders and any Expenses of the Trust, provided that the Borrowing does not constitute a claim against the Trustee to the extent that there are insufficient funds to meet repayments on the Borrowing, and in any event does not adversely affect the current ratings of the relevant Notes.

5.3      BORROWINGS - REDRAWS

         Where there are, or may be, ongoing obligations of the Trustee or Approved Seller (as the case may be) to provide Obligors with the ability to redraw amounts prepaid under a Loan, or to increase the principal amount of or owing in relation to any Loan, the Trustee shall, subject to any applicable restriction in the Transaction Documents (whether under a Series Notice or otherwise), at the direction of the Trust Manager (without limiting its rights or powers under this deed):

         (a) (where the Approved Seller has those obligations) issue a Seller Note to the Approved Seller with respect to those obligations of the Approved Seller;

         (b) issue Notes to reimburse the relevant Approved Seller or itself for any redrawn amounts funded; or

         (c) enter into any other arrangements as may be agreed between the Trustee, the Trust Manager and (where the Approved Seller has those obligations) the Approved Seller.

--------------------------------------------------------------------------------
                                                                         PAGE 33

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


6.       ORIGINATION
--------------------------------------------------------------------------------

         (a) Where a Note Issue Direction directs the Trustee to fund the making of Loans other than by acquisition from an Approved Seller (an ORIGINATION), and the Trustee implements the direction, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the relevant Support Facility (as the case may be) for the purpose of the Origination in accordance with the detailed procedure for Origination set out in the relevant Series Notice and as agreed by the Trustee, the Trust Manager and the relevant originator.

         (b) The Trustee is not required to Originate Loans unless it is satisfied (in its absolute direction) with the procedures for the Origination (including as to any indemnity for liability under Consumer Credit Legislation).

7.       TRANSFERS BETWEEN TRUSTS; ACKNOWLEDGEMENT
--------------------------------------------------------------------------------

7.1      TRANSFERS BETWEEN TRUSTS

         (a) Where a transfer of Assets is to occur between Trusts, or from the Trustee as the trustee of any other trust, the provisions of this clause 7.1 apply.

         (b) The transfer may take place under a Sale Notice, under a relevant Series Notice, or by such other method as the Trustee and the Trust Manager may determine. The information and timing of that transfer and the delivery of that Sale Notice or any other document will be as agreed between the Trustee and the Trust Manager.

         (c) Subject to payment of the agreed Purchase Price (as adjusted in accordance with the terms of the sale), the Trustee as trustee of a Trust will hold automatically by virtue of this deed and without any further act or instrument or other thing being done or brought into existence, the benefit of all Loan Rights transferred to it by the Trustee as trustee of another Trust (together with the benefit of all Support Facilities which the Trustee and the Trust Manager agree are to be transferred, and all other rights and entitlements relating to the relevant Loans). The Trustee will hold the Loan Rights so acquired as trustee of the Trust which acquires those Loan Rights and no longer as the trustee of Trust which disposed of the Loan Rights.

         (d) The Sale Notice, Series Notice or other method of transfer (as the case may be) may, if so agreed between the Trustee and the Trust Manager, provide:

                (i) that the Trust Manager, the Servicer or the Approved Seller of the Assets which are the subject of the transfer shall give for the benefit of the acquiring Trust specified representations, warranties and undertakings in relation to the Assets; and

--------------------------------------------------------------------------------
                                                                         PAGE 34

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) for the effect of any breach of a representation, warranty or undertaking referred to in sub-paragraph
                          (i).

         (e) Where an Approved Seller has any interest in the Loan Rights following a transfer between Trusts, each of:

                (i) the Trustee as trustee of the Trust which transfers the relevant Loan Rights (the OLD TRUST);

                (ii) the Trustee as trustee of the Trust which acquires the relevant Loan Rights (the NEW TRUST); and

                (iii)     the relevant Approved Seller,

                agrees that with effect from the date of transfer of the relevant Loan Rights the rights and obligations as between the Approved Seller and the Trustee as trustee of the Old Trust will be novated, and enjoyed by, the Approved Seller and the Trustee as trustee of the New Trust as between themselves (without the need for further action on the part of any person). The Approved Seller and the Trustee as trustee of the Old Trust shall, as between themselves, cease from that date to owe any obligations or hold any rights as between themselves.

         (f) Following a transfer of Assets between Trusts, the Trust Manager shall calculate, and notify the Trustee of, the amount of:

                (i) any accrued interest under the relevant Loans that may be due from the New Trust to the Old Trust at any time; and

                (ii) any repaid or prepaid principal under the relevant Loans that may be due from the Old Trust to the New Trust,

                in accordance with the provisions (if any) of the relevant Series Notice or Sale Notice.

                The Trust Manager directs the Trustee (as Trustee of the Trust with any obligation under this paragraph (f)) to pay any amount so calculated to the other relevant Trust as an adjustment to the corresponding purchase price, in accordance with the relevant Series Notice.

7.2      ACKNOWLEDGEMENT BY APPROVED SELLER

         Each Approved Seller (which has any interest in the Loans) acknowledges and agrees that any interest in Loans acquired from it by the Trustee as trustee of any Trust may be disposed of by the Trustee to another Trust.

8.       ACQUISITION FROM APPROVED SELLER
--------------------------------------------------------------------------------

8.1      NOTE ISSUE DIRECTION

         Where a Note Issue Direction directs that the Trustee issues Notes to fund the acquisition of Authorised Investments from an Approved Seller under a Sale Notice under clause 8.3, and the Trustee implements the direction, the

--------------------------------------------------------------------------------
                                                                         PAGE 35

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         Trustee shall use the proceeds of the relevant issue of Notes for the purpose of the acquisition in accordance with this clause.

8.2      ACCESSION OF APPROVED SELLERS

         (a) (APPROVED SELLER) A person approved by the Trust Manager (as advised in writing to the Trustee) may at any time become an Approved Seller for the purposes of this deed by entering into a Seller Accession Certificate.

         (b) (ACCESSION) On execution of a Seller Accession Certificate by that person and the Trustee, that person shall be taken to be an Approved Seller for the purposes of this deed with all the rights and obligations as if it were an original party to this deed.

         (c) (TRUSTEE AS APPROVED SELLER) If the Trustee as trustee of a Trust, or as trustee of any other trust, is to be an Approved Seller, it need not execute a Seller Accession Certificate but will be bound by this deed as an Approved Seller as trustee of that Trust or other trust (as the case may be).

8.3      SALE NOTICES

         (a) An Approved Seller may (but is not obliged to) offer to sell its beneficial interest in any Authorised Investments to the Trustee by delivering a Sale Notice to the Trustee.

         (b) Unless the Trustee otherwise agrees, a Sale Notice given under this deed shall be delivered to the Trustee not later than 4.00 pm on the Business Day before the day on which the Expiry Time falls (which must also be a Business Day).

         (c) An offer in a Sale Notice is irrevocable during the period up to and including the Expiry Time of that Sale Notice.

         (d) If so directed by the Trust Manager, the Trustee shall accept the offer contained in a Sale Notice at any time prior to the Expiry Time by, and only by, the payment by the Trustee to the Approved Seller (or as it directs) of the Purchase Price in same day funds to the bank account specified by the Approved Seller for that purpose in that Sale Notice.

         (e)    Notwithstanding:

                (i)      satisfaction of all relevant conditions precedent; or

                (ii) any negotiations undertaken between the Approved Seller and the Trustee prior to the Trustee accepting the offer contained in a Sale Notice,

                the Trustee is not obliged to accept the offer contained in a Sale Notice and no contract for the sale or purchase of any Loans or related Loan Rights referred to in a Sale Notice will arise unless and until the Trustee accepts the offer contained in the Sale Notice in accordance with this clause.

--------------------------------------------------------------------------------
                                                                         PAGE 36

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (f) The offer contained in a Sale Notice may only be accepted in relation to all the Loans and related Loan Rights referred to in the Sale Notice.

8.4      CONDITIONS PRECEDENT TO PURCHASE

         (a) (GENERAL) The right of an Approved Seller (other than the Trustee as trustee of a Trust) to give a Sale Notice under clause 8.3 shall be subject to the Trustee having received in form and substance satisfactory to the Trustee on or before the date such offer is given:

                (i) (VERIFICATION CERTIFICATE) except where the Approved Seller is the Trustee as trustee of a Trust or any other trust, a certificate in relation to the Approved Seller given by an Authorised Signatory of the Approved Seller substantially in the form of schedule 6 with the attachments referred to and dated as at the date of the Sale Notice;

                (ii) (NOTE ISSUE DIRECTION) the Trust Manager having delivered to the Trustee a Note Issue Direction and executed Series Notice under clause 12 in relation to the issue of the relevant Notes; and

                (iii) (OTHER CONDITIONS) any other condition precedent specified in the relevant Series Notice.

         (b) (FURTHER CONDITIONS PRECEDENT) The rights of an Approved Seller (other than the Trustee as trustee of a Trust or any other trust) to give a Sale Notice shall be subject to the further conditions precedent that on the date of giving a Sale Notice the following statements shall be true (and the Approved Seller, other than the Trustee, shall, by virtue of giving that Sale Notice be deemed to have certified that):

                (i) (REPRESENTATIONS TRUE) the representations and warranties in clause 8.5 are true as of such day as though they had been made at that date in respect of the facts and circumstances then subsisting;

                (ii) (NO INSOLVENCY) no Insolvency Event with respect to the Approved Seller has occurred and is subsisting or would result from the acceptance of a Sale Notice.

8.5      REPRESENTATIONS AND WARRANTIES OF APPROVED SELLER

         Each Approved Seller (other than the Trustee as trustee of a Trust) makes the following representations and warranties.

         (a)    (i)       (STATUS) It is a corporation validly existing under
                          the laws of the place of its incorporation specified in this deed and the Commonwealth of Australia (or in the relevant Seller Accession Certificate).

                (ii) (POWER) It has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party and to carry on its business as contemplated by the Transaction Documents.

--------------------------------------------------------------------------------
                                                                         PAGE 37

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (iii) (CORPORATE AUTHORISATIONS) It has taken all necessary action to authorise the entry into and performance of each Transaction Document to which it is a party and to carry out the transactions contemplated by such Transaction Documents.

                (iv) (OBLIGATIONS BINDING) Its obligations under each Transaction Document to which it is a party are legal, valid, binding and enforceable in accordance with their respective terms subject to principles of equity and the laws concerning insolvency, bankruptcy, liquidation, administration or reorganisation, or by other laws generally affecting creditors' rights or duties.

                (v) (TRANSACTIONS PERMITTED) The execution and performance by it of each Transaction Document to which it is a party and each transaction contemplated under those documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any provision of:

                          (A)      its constitution; or

                          (B)      any law applicable to it,

                          which is material in the context of performing its duties under each Transaction Document to which it is a party.

                (vi) (AUTHORISATIONS) It holds all Authorisations necessary to carry on its business and to act as required by each Transaction Document to which it is a party and by law to comply with the requirements of any legislation and subordinate legislation (including, to the extent relevant, any Consumer Credit Legislation).

                (vii) (NO BREACH OF OBLIGATION) As at the Cut-Off Date, the Approved Seller was not in breach of any obligations or agreements which has had or may have an Adverse Effect.

                (viii) (SERIES NOTICE) Any representations and warranties required to be made by the Approved Seller as set out in the relevant Series Notice.

         (b) (TIME AT WHICH REPRESENTATIONS AND WARRANTIES MADE) The representations and warranties in clause 8.5(a) are deemed to be made by an Approved Seller, by reference to the facts and circumstances then existing in relation to the relevant Trust, on each of the dates on which a Sale Notice is given and on the Closing Date specified in that Sale Notice (unless otherwise specified in the representation or warranty).

         (c) (RELIANCE ON REPRESENTATIONS AND WARRANTIES) Each Approved Seller acknowledges that the Trustee may accept an offer in accordance with clause 8.3 and, if an offer is accepted, will pay the Purchase Price in reliance on the representations and warranties in clause 8.5(a).

--------------------------------------------------------------------------------
                                                                         PAGE 38

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d)    (BREACH OF REPRESENTATIONS AND WARRANTIES)

                (i) (DUTY TO GIVE NOTICE) For the purposes of sub-paragraph (d)(ii) (and without affecting the Trustee's right to damages), if an Approved Seller, the Trust Manager or the Trustee becomes aware that a representation or warranty in relation to any Purchased Loan or other Loan Rights is incorrect (including relating to whether a Purchased Loan is an Eligible Loan) otherwise than as a result of receiving notice from the other, it must notify the other parties and each Designated Rating Agency, within 5 Business Days of it becoming so aware.

                (ii)      (OFFER AND ACCEPTANCE - REPURCHASE)  If:

                          (A)      such a representation and warranty is
                                   incorrect; and

                          (B) the Trustee does not waive that breach, or the Approved Seller does not remedy the breach to the satisfaction of the Trustee, within the period of 5 Business Days, or such longer time as the Trustee in its absolute discretion permits, then, without any action being required by either party:

                          (C) the Approved Seller shall be taken to have offered to repurchase the relevant Purchased Loans and related Loan Rights:

                                   (1)      where it gives a notice under
                                            sub-paragraph (d)(i), on the date
                                            which is the earlier of the date
                                            specified in that notice and 10
                                            Business Days after that notice is
                                            given; or

                                   (2)      otherwise, on the date which is 10
                                            Business Days after the notice it
                                            receives or should have given (as
                                            the case may be) under sub-paragraph
                                            (d)(i),

                                   (in either case, the REPURCHASE DATE) for an amount equal to its Unpaid Balance;

                          (D) the Trustee, by not waiving the breach or agreeing to a longer time as referred to in sub-paragraph (d)(ii)(B) above, shall be taken to have accepted that offer;

                          (E)      the Trustee shall be entitled to:

                                   (1) all Collections received in relation to the relevant Purchased Loan and the related Loan Rights on and from the Closing Date to (but excluding) the Repurchase Date; and

                                   (2)      the Unpaid Balance of the relevant
                                            Purchased Loan as at the Repurchase
                                            Date; and

                          (F) the Approved Seller shall pay to the Trustee the Unpaid Balance as at the Repurchase Date of that

--------------------------------------------------------------------------------
                                                                         PAGE 39

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                                   Loan within 5 Business Days of the Repurchase Date, together with any relevant break costs for which the Approved Seller is liable in relation to the prepayment of any Hedge Agreement for the relevant Trust.

                (iii) (EFFECT OF REPURCHASE) On payment of the amount under sub-paragraph (d)(ii)(F):

                          (A)      the Trustee shall cease to have any
                                   beneficial interest in the relevant Purchased Loans and related Loan Rights;

                          (B) the Approved Seller shall hold the beneficial interest in those Loans and Loan Rights and be entitled to all interest and fees that accrue in respect of them from (and including) the Repurchase Date; and

                          (C) the Approved Seller shall not be obliged to pay any damages for a breach of representation or warranty under any Transaction Document, in respect of the relevant Purchased Loans and related Loan Rights except to the extent the Trustee has incurred any liability to any person as a result of that breach.

8.6      UNDERTAKINGS

         (a) (APPROVED SELLER UNDERTAKINGS) Each Approved Seller undertakes to the Trustee as follows in relation to the relevant Trust and Loans and related Loan Rights:

                (i) (COMPLY WITH SERIES NOTICE) it will comply with its obligations under the relevant Series Notice; and

                (ii) (COMPLY WITH SERVICING AGREEMENT) it will comply with its obligations under the Servicing Agreement.

         (b) (TERM OF UNDERTAKING) Each undertaking in this clause continues from the date of this deed until the date following the Sale Termination Date when the Trustee ceases to have any interest in the Purchased Loans or related Loan Rights.

8.7      FIRST RIGHT OF REFUSAL; CLEAN UP OFFER

         (a)    (FIRST RIGHT OF REFUSAL)

                (i) As soon as practical after the Termination Date of the Trust, the Trust Manager shall direct the Trustee to offer to assign to the relevant Approved Seller its beneficial interest in and to the Purchased Loans, and related Loan Rights (if any) in consideration of the payment to the Trustee by the Approved Seller in relation to the Trust of:

                          (A) in the case of performing Purchased Loans, the Unpaid Balance of the relevant Purchased Loans; and

                          (B) in the case of non-performing Purchased Loans, their Fair Market Value.

--------------------------------------------------------------------------------
                                                                         PAGE 40

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                          In each case, the Trust Manager is to determine whether a Loan is performing or non-performing and notify the Trustee accordingly.

                (ii) The Approved Seller cannot accept the offer if the Fair Market Value of relevant Purchased Loans is less than the Unpaid Balance without the approval of an Extraordinary Resolution of the Noteholders. Any purported acceptance without that approval will be ineffective.

                (iii) During the 180 day period after the Termination Date of a Trust, the Trustee must not sell any Loans and the related Loan Rights for an amount less than:

                          (A) in the case of performing Loans, their Unpaid Balance; or

                          (B) in the case of non-performing Loans, their Fair Market Value.

                (iv) The Approved Seller may accept or reject that offer in its discretion.

                (v) The Trustee will not sell or deal with the relevant Purchased Loans and related Loan Rights except in accordance with sub-paragraph (a)(i) unless the Approved Seller has failed to accept the offer referred to in sub-paragraph (a)(i) within 180 days after the occurrence of the Termination Date of the Trust by paying to the Trustee, within 180 days, the purchase price referred to in sub-paragraph (a)(i) for all of those Purchased Loans and related Loan Rights.

         (b)    (CLEAN UP OFFER)

                (i) A Series Notice for a Trust may provide that the Trust Manager may, in certain circumstances, direct a Trust to purchase Loans or Mortgages held by another Trust at a particular time or a Trust otherwise to dispose of Loans or Mortgages at a particular time. The parties will comply with that Series Notice.

                (ii) Unless otherwise provided in that Series Notice, the consideration for the purchase in sub-paragraph (b)(i) will be:

                          (A) in the case of performing Loans, the Unpaid Balance of the relevant Loans; and

                          (B) in the case of non-performing Loans, their Fair Market Value.

                          In each case, the Trust Manager is to determine whether a Loan is performing or non-performing and notify the Trustee accordingly.

         (c) (COSTS OF REPURCHASE) An Approved Seller shall pay all costs and expenses (including stamp duty) relating to the repurchase or

--------------------------------------------------------------------------------
                                                                         PAGE 41

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                extinguishment of its relevant Purchased Loans and related Loan Rights under clauses 8.5(d) and 8.7(a).

8.8      SUBSEQUENT ADJUSTMENT

         (a) Where Loans in a Portfolio of Loans have been acquired from an Approved Seller:

                (i) (INTEREST) where so specified in the relevant Series Notice or Sale Notice, the Trust Manager shall direct the Trustee after a Note Issue Date for a Trust to debit any interest or fees received by the Trustee in respect of a Loan referred to in the corresponding
                          Note Issue Direction, with an amount that represents accrued but unpaid interest on the Loan up to the date specified for that purpose in the Series Notice, and to credit that amount to the relevant Approved Seller;

                (ii) (REPAID PRINCIPAL) where so specified in the relevant Series Notice or Sale Notice, after the Note Issue Date the relevant Approved Seller will as soon as possible (but by close of business on the date specified for that purpose in that Series Notice) pay to the Trustee, as an adjustment to the amount paid by the Trustee under clause 12.8(f), an amount equal to the amount of any principal received by the Approved Seller on or after the date specified for that purpose in the Sale Notice in respect of any Loans referred to in the corresponding Note Issue Direction;

         (b) (OTHER COSTS) subject to clause 8.8(a), the Trust Manager may in its absolute discretion direct the Trustee on or at any time after a Note Issue Date for a Trust to debit or credit the corresponding Trust with such other amounts that the Trust Manager believes are appropriate so that the Approved Seller has the benefit of any receipts, and bears the cost of any outgoings, in respect of each Loan referred to in the corresponding Note Issue Direction (and any corresponding Loans, Loan Securities, Related Securities and Support Facilities) up to (but not including) the Note Issue Date and so that the relevant Trust has the benefit of such receipts, and bears such costs, from (and including) the Note Issue Date; and

         (c) (TRUSTEE OR APPROVED SELLER TO ACT IN ACCORDANCE WITH DIRECTION) the Trustee or the Approved Seller (as the case may be) shall act in accordance with, and may rely on, a direction of the Trust Manager in accordance with this clause 8.8.

8.9      SUBSTITUTION

         If:

         (a) an Obligor under a Purchased Loan is, in accordance with the relevant legal owner's ordinary course of business, entitled to replace the related Loan Security, or a Security Interest which is a Related Security, with another security securing the same Loan;

--------------------------------------------------------------------------------
                                                                         PAGE 42

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) the representations and warranties of the Approved Seller in clause 8.5(a) and in the relevant Series Notice would be true and correct in relation to the Loan and the new Security Interest at the time of substitution as if it was specified as a Purchased Loan in the Sale Notice; and

         (c) without limitation, in relation to Land, the new security would be subject to a Mortgage Insurance Policy under which the Trustee would be the insured;

         then:

         (i) the legal owner may discharge the related Loan Security, or the relevant Related Security, on the giving of the new security;

         (ii) the new security shall be taken to be a Purchased Loan Security or a Related Security in relation to the relevant Trust, as the case may be, for the purposes of each Transaction Document and it and the related Loan Rights shall be Assets of the relevant Trust; and

         (iii) the legal owner shall do anything else reasonably necessary to assure to the Trustee its interest in that new security.

8.10     INDEMNIFICATION

         (a) Without limiting any other rights which the Trustee may have under any Transaction Document or under applicable law, each Approved Seller agrees to indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses charged at the usual commercial rates of the legal services provider the Trustee may sustain or incur as a direct or indirect consequence of:

                (i) the breach of any representation or warranty or undertaking made by that Approved Seller under or in connection with any Transaction Document, or any other information or report delivered by that Approved Seller under any Transaction Document, being false or incorrect in any respect when made or deemed made or delivered;

                (ii) the failure by that Approved Seller to comply with any applicable law, rule or regulation with respect to any Loan Security, including the nonconformity of any Loan Security or the Related Loan with any such applicable law, rule or regulation; and

                (iii) any dispute, claim, offset or defence of the Obligor to the payment of any Purchased Loan Security which results from a breach by the Approved Seller under any Transaction Document.

                To the extent that the matters referred to in paragraph (a) are covered by clause 8.5(d), clause 8.5(d) shall apply.

--------------------------------------------------------------------------------
                                                                         PAGE 43

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) An Approved Seller shall not be obliged to pay any indemnity for a breach of representation, warranty or undertaking under any Transaction Document, unless:

                (i) the Trustee first establishes that there has been a breach by the relevant Approved Seller;

                (ii) the indemnity claimed represents no more than the loss incurred; and

                (iii) the Trustee first gives the Approved Seller a written notice specifying:

                          (A)      the quantum of the claim; and

                          (B)      the basis of the claim.

         (c) (PAYMENT) Where an Approved Seller is liable to pay damages under this clause, it shall make such payment within 5 Business Days of receipt by the Approved Seller of a notice that complies with paragraph (b).

8.11     POWER OF ATTORNEY

         (a) The Trustee shall ensure that each power of attorney given by an Approved Seller to the Trustee under or in relation to this deed shall be exercised only strictly in accordance with its terms.

         (b)    The Trustee shall:

                (i) register each such power of attorney with the land titles office of each relevant jurisdiction; and

                (ii)      keep each such power of attorney in a secure place.

8.12     APPROVED SELLER FEE

         If the Series Notice for a Trust so provides, the Trustee will pay the Approved Seller a fee for originating Loans with respect to that Trust, in the amount set out in that Series Notice.

9.       NOTES
--------------------------------------------------------------------------------

9.1      ACKNOWLEDGEMENT OF INDEBTEDNESS

         Subject to the terms of this deed and the relevant Series Notice:

         (a) each entry in the Register for the Trust in respect of a Registered Note relating to the Trust; and

         (b) in relation to each Bearer Note relating to the Trust, that Bearer Note,

         constitutes an independent and separate acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee of the Trust for the Principal Amount of that Note together with the other rights given to Noteholders under this deed, the relevant Series Notice and the Security

--------------------------------------------------------------------------------
                                                                         PAGE 44

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         Trust Deed (if any), and (in relation to a Bearer Note) the relevant Conditions.

9.2      LEGAL NATURE OF NOTES

         (a) Registered Notes will be in the form of inscribed stock, and the Trustee's obligations in relation to the Notes and under this deed and the relevant Series Notice in respect of those Notes (including any obligation to pay interest or principal) will become effective on inscription in the Register for the Trust under this deed and the relevant Series Notice of the details for those Notes.

         (b) Bearer Notes will be in bearer form, and may be Definitive Notes (with coupons and talons attached), Temporary Global Notes or Permanent Global Notes (as such terms are defined in the relevant Series Notice).

9.3      TERMS OF NOTICE

         All Notes issued by the Trustee as trustee of the Trust shall be issued with the benefit of, and subject to, this deed, the relevant Series Notice and the Security Trust Deed (if any) and, in relation to Bearer Notes, the relevant Conditions.

9.4      INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS AND COUPONHOLDERS

         Subject to this deed, the relevant Series Notice and the Security Trust Deed (if any) and, in relation to Bearer Notes, the relevant Conditions (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee as trustee of the Trust shall in respect of the Notes issued by it in that capacity pay or cause to be paid to the Noteholders and Couponholders (as relevant) of those Notes:

         (a)    (INTEREST) their Interest on each Interest Payment Date; and

         (b) (PRINCIPAL) their Principal Entitlement on each Principal Repayment Date.

9.5      NOTES NOT INVALID IF ISSUED IN BREACH

         No Note shall be invalid or unenforceable on the ground that it was issued in breach of this deed, the relevant Series Notice or any other Transaction Document.

9.6      LOCATION OF REGISTERED NOTES

         The property in Registered Notes shall for all purposes be regarded as situated at the place where the Register is located on which those Registered Notes are recorded.

9.7      NO DISCRIMINATION BETWEEN NOTEHOLDERS

         There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to

--------------------------------------------------------------------------------
                                                                         PAGE 45

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         the Series Notice relating to the Notes and the terms of the Security Trust Deed (if any) relating to the Trust.

10.      SELLER NOTE
--------------------------------------------------------------------------------

10.1     SELLER NOTE

         Where a Series Notice so provides, the Trustee may issue a debt instrument (the SELLER NOTE) to the relevant Approved Seller with respect to any ongoing obligations of the Approved Seller with respect to Purchased Loans acquired from the Approved Seller by the Trustee.

10.2     FORM

         The Seller Note:

         (a) may be issued in any form and on any terms agreed by the Trustee, the Approved Seller and the Trust Manager; and

         (b) may relate to any current or future obligations of the relevant Trust, actual or contingent, and whether or not quantifiable at the date of issue of the Seller Note.

11.      LIMITS ON RIGHTS OF NOTEHOLDERS AND BENEFICIARY
--------------------------------------------------------------------------------

11.1     GENERAL LIMITS

         No Noteholder or Beneficiary shall be entitled to:

         (a) (FIDUCIARY OBLIGATION) in the case of any Noteholder, require the Trustee to owe to it, or act in a manner consistent with, any fiduciary obligation in any capacity;

         (b) (PARTICULAR INTEREST) an interest in any particular part of any Trust or Asset comprised in any Trust;

         (c) (REQUIRE TRANSFER) subject (in the case of the Beneficiary) to this deed, require the transfer to it of any Asset comprised in any Trust;

         (d) (INTERFERE IN MANAGEMENT) interfere with or question the exercise or non-exercise of the rights or powers of a Servicer, the Trust Manager or the Trustee in their dealings with any Trust or any Asset;

         (e) (EXERCISE RIGHTS IN RESPECT OF ASSETS) exercise any rights, powers or privileges in respect of any Asset in any Trust;

         (f) (ACT IN TRUSTEE'S PLACE) attend meetings or take part in or consent to any action concerning any property or corporation which the Trustee as trustee of a Trust holds an interest;

         (g) (TERMINATE TRUSTS) seek to wind up or terminate any Trust (except as provided in clause 16);

         (h) (REMOVE) seek to remove the relevant then Servicer, Trust Manager, Trustee or any Support Facility Provider;

--------------------------------------------------------------------------------
                                                                         PAGE 46

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (i)    (INTERFERE) interfere in any way with any Trust;

         (j) (LODGE CAVEATS ETC) lodge or enter a caveat or similar instrument in relation to a Register or claim any estate or interest in any Land over which a Mortgage or any Related Securities are held or to which any other Asset relates in respect of any Trust;

         (k) (COMMUNICATE WITH MORTGAGORS ETC) except where the Noteholder or Beneficiary is an Associate of the Trust Manager or the Trustee has otherwise consented, and subject to any provision of a Transaction Document which allows any such communication, negotiate or otherwise communicate in any way with any Mortgagor, or Obligor or other security provider in respect of any Loan, Loan Security or Related Security or with any person providing a Support Facility to the Trustee or any other person who is party to any Transaction Document;

         (l) (TAKE PROCEEDINGS) take any proceedings of any nature whatsoever in any court or otherwise or to obtain any remedy of any nature (including against the Trustee, the Trust Manager or a Servicer or any former Trustee, Trust Manager or Servicer or in respect of any Trust or any Asset of any Trust) provided that it shall be entitled to compel the Trustee, the Trust Manager and any Servicer to comply with their respective duties and obligations under the Transaction Documents and, if the Noteholders are entitled to the benefit of any applicable Security Trust Deed, the Noteholders may compel the Security Trustee to comply with its duties and obligations under the Security Trust Deed; and

         (m) (RECOURSE TO PERSONAL ASSETS OF TRUSTEE OR TRUST MANAGER) any recourse whatsoever to the Trustee or the Trust Manager in their personal capacity, except to the extent of any fraud, negligence or wilful default on the part of the Trustee or the Trust Manager respectively.

11.2     INTERESTS OF BENEFICIARY ASSIGNABLE

         Subject to the relevant Series Notice a Beneficiary may assign, or create or allow to exist a Security Interest over, its rights and interests in respect of a Trust without the prior written consent of any person.

11.3     RANKING OF INTEREST OF BENEFICIARY

         The rights, claims and interest of a Beneficiary in relation to any Trust, the Assets of any Trust and in relation to any payment or distribution out of any Trust (including on the winding up of a Trust) shall at all times rank after, and be subject to, the interests of Noteholders under the Notes issued in relation to that Trust (including in relation to any payment obligations on the Notes).

11.4     FURTHER LIMIT ON INTEREST OF NOTEHOLDERS AND COUPONHOLDERS

         A Noteholder or a Couponholder in relation to a Trust shall only be a creditor of the Trustee in its capacity as trustee of that Trust to the extent of

--------------------------------------------------------------------------------
                                                                         PAGE 47

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         the Notes held by that Noteholder or the Bearer Coupons held by that Couponholder (as the case may be) and shall not be entitled to any beneficial or, subject to any applicable Security Trust Deed, other interest in the Trust.

11.5     NO LIABILITY OF NOTEHOLDERS OR BENEFICIARY

         No Noteholder by reason of being a Noteholder, or Beneficiary by reason of being a Beneficiary, shall in respect of a Trust:

         (a) (LIABILITY) have any liability to make any contribution to the Assets of the Trust or any payment to the Trustee, the Trust Manager or any other person in relation to the Trust; and

         (b) (INDEMNITY) be under any obligation to indemnify the Trustee, the Trust Manager or any Creditor of the Trustee as trustee of the Trust in respect of any of the liabilities (actual, contingent or otherwise and whether due to any deficiency or not) of the Trustee or the Trust Manager in relation to, arising from or in connection with the Assets of the Trust or the Trust generally.

12.      PROCEDURE FOR ISSUE OF NOTES
--------------------------------------------------------------------------------

12.1     NOTE ISSUE DIRECTION FOR A TRUST

         (a) (DELIVERY OF DIRECTION) If the Trust Manager proposes that the Trustee will issue Notes as trustee of a Trust, it shall, at least 3 Business Days (or such other period agreed by the Trustee or as specified in a relevant Series Notice) prior to the proposed Note Issue Date, deliver to the Trustee a Note Issue Direction directing amongst other things that the Trustee (subject to this deed and the relevant Series Notice):

                (i) (TRANSFER BENEFIT OF MORTGAGES) hold as trustee of the Trust the benefit of the Portfolio of Loans specified by the Trust Manager in the Note Issue Direction; and

                (ii) (ISSUE NOTES) issue as trustee of the Trust the Notes specified by the Trust Manager in the Note Issue Direction.

         (b) (CONDITIONS PRECEDENT TO FIRST DIRECTION) The right of the Trust Manager to give a Note Issue Direction for any Trust is subject to the Trustee receiving in form and substance satisfactory to it:

                (i) in relation to the first Note Issue Direction for that Trust, a certificate in relation to the relevant Servicer, the Trust Manager and (if any) the relevant Approved Seller (except where the Approved Seller is the Trustee as trustee of a Trust) given by a director or secretary of that company substantially in the form of Schedule 6 with the attachments referred to in that certificate;

                (ii) in relation to the first Note Issue Direction for that Trust, unless the Trustee already holds a copy as trustee of another Trust a duly executed and stamped counterpart of this deed;

--------------------------------------------------------------------------------
                                                                         PAGE 48

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (iii) in relation to the first Note Issue Direction for that Trust, a legal opinion on this deed, or the Trustee being satisfied that it will receive that legal opinion on or before the first proposed Note Issue Date; and

                (iv) any other document or condition specified in the relevant Series Notice.

12.2     REQUIREMENTS FOR A NOTE ISSUE DIRECTION

         A Note Issue Direction given by the Trust Manager to the Trustee in respect of a Trust under this deed shall (whether in that Note Issue Direction, or in the accompanying Series Notice):

         (a) (CONTAIN THE FOLLOWING INFORMATION) specify the following in respect of the Notes:

                (i) (CLASSES) whether any of the Notes will constitute a Class separate from any other Notes previously issued by the Trustee as trustee of the Trust or from any other Notes referred to in the Note Issue Direction;

                (ii) (NAME) the name of the Notes or, if the Notes are divided into more than one Class, the name of each Class of Notes;

                (iii) (AMOUNT) the total number of Notes and, if the Notes are divided into more than one Class, the number of Notes in each Class;

                (iv) (PRINCIPAL AMOUNT) the total principal amount of the Notes and, if the Notes are divided into more than one Class, the principal amount of each Class;

                (v) (MINIMUM SUBSCRIPTION) the minimum subscription amounts for Notes (if any);

                (vi) (ISSUE PRICE) where the Notes are to be issued at a discount or a premium to the face value, the issue price of the Notes;

                (vii)    (NOTE ISSUE DATE) the proposed Note Issue Date;

                (viii) (SECURITY TRUST DEED AND SUPPORT FACILITIES) whether a Security Trust Deed or any Support Facilities need to be effected in relation to the proposed Note Issue Date and, if so, reasonable details of these;

                (ix) (LOANS) all relevant details (including where relevant the nature, principal amount and rate of return) of Loans held or to be held under the Trust to which the Trust to which the Note Issue Direction relates;

                (x) (SELLER) where relevant, the identity and details of the relevant Approved Seller from which the Loans are to be acquired;

                (xi) (LEAD MANAGER) if there is to be a Lead Manager in relation to the issue of the Notes, the identity and address of that Lead Manager and any fees to which the Lead Manager is entitled in relation to the issue;

--------------------------------------------------------------------------------
                                                                         PAGE 49

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (xii) (DEALER AGREEMENT) if a Dealer Agreement is to be effected in relation to the proposed Note Issue Date, reasonable details of that agreement (including the parties to that agreement and the amount of their proposed subscriptions);

                (xiii) (SUCH OTHER REQUIRED INFORMATION) such other information required by the Note Issue Direction or the relevant Series Notice; and

         (b) (DULY COMPLETED) without limiting paragraph (a), be otherwise duly completed; and

         (c) (ACCOMPANIED BY A SERIES NOTICE) be accompanied by a duly completed and executed Series Notice for the Notes, or if the Notes are divided into more than one Class and the Trust Manager elects to have a separate Series Notice for each Class, a duly completed Series Notice for each Class. However, if the terms of a Series Notice for the Notes, or a particular Class of the Notes, are the same as for a previous issue of Notes or a Class of Notes in respect of the Trust, or if the Notes are contemplated by or issued under a previous Series Notice, this requirement may be satisfied if the Note Issue Direction specifies that this is the case and is accompanied by the relevant previous Series Notice.

12.3     SERIES NOTICE

         (a) (MANDATORY INFORMATION) A Series Notice shall specify the following in respect of the Notes to which it refers or if it relates to more than one Class of Notes for each Class to which it refers:

                (i) (INTEREST PAYMENT DATES) each date (if any) for the payment of interest under the Notes;

                (ii) (PRINCIPAL REPAYMENT DATES) each date for the repayment of part or all of the outstanding principal under the Notes;

                (iii) (RATE OF INTEREST) the rate of interest (if any) on the Notes (which may be fixed, variable, calculated by way of discount on the issue price or determined by a stated method) and the method for calculating the interest;

                (iv) (REPAYMENT OF PRINCIPAL) where principal on the Notes is to amortise, the amount (or the method of calculating the amount) of principal to be repaid on the Notes on each Principal Repayment Date;

                (v) (CLASS RIGHTS) if the corresponding Note Issue Direction specifies that the Notes are to constitute a Class separate from any other Notes previously issued by the Trustee as trustee of the relevant Trust or from any other Notes referred to in the Note Issue Direction, the rights or restrictions that constitute the first mentioned Notes as a separate Class and the relationship of those rights and restrictions to any other then or proposed Class of Notes;

--------------------------------------------------------------------------------
                                                                         PAGE 50

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (vi) (CASHFLOW ALLOCATION METHODOLOGY) the manner in which cashflow from the Loans (and any relevant Support Facilities) will be applied by the Trustee, and in which any shortfalls in income will be allocated among Notes and/or Classes of Notes;

                (vii) (CONVERSION RIGHTS) where the Notes may be converted into a different Class of Notes, details of that conversion (including when and in what manner it can occur); and

                (viii) (FEES) any relevant fee (for example, fees to the Servicer) for the relevant Trust.

         (b) (OPTIONAL INFORMATION) A Series Notice may specify the following in respect of the Notes or Classes of Notes to which it refers:

                (i) (SPECIAL RIGHTS) any preferred, deferred or special rights or restrictions applying to the Notes whether with regard to the payment of interest, the repayment of principal, voting, the division into classes or otherwise, which may include that the Notes are to be initially issued on a partly paid basis or shall have an additional entitlement to the principal or capital of the corresponding Trust beyond the repayment in full of their Initial Principal Amount; and

                (ii) (OTHER INFORMATION) any other terms or restrictions applying to the Notes that may be included in the Series Notice.

         (c) (INCONSISTENCY) If a term of a Series Notice is inconsistent with any provision of this deed, the Series Notice shall prevail to the extent of the inconsistency, with respect only to the Trust and Notes to which that Series Notice relates.

         (d) (AMENDMENT) A Series Notice in relation to a Trust may expressly amend any provision of this deed with respect to that Trust and the relevant Notes. This deed and those Notes shall be construed accordingly.

         (e) (EXECUTION) Once the Trustee, the Trust Manager, the relevant Servicer, the provider of any relevant Support Facility and any relevant Approved Seller have agreed to the terms of a Series Notice they shall execute that Series Notice in the Australian Capital Territory (or another place or jurisdiction agreed between the Manager and the Trustee), on or before the date on which the Trust Manager proposes to issue the relevant Note Issue Direction.

12.4     AMENDMENT

         The Trust Manager may (and where the Trustee has acknowledged the Note Issue Direction in accordance with clause 12.6(b), the Trustee), prior to a proposed Note Issue Date amend a previously issued Note Issue Direction or Series Notice (including any Note Issue Direction or Series Notice previously amended under this clause). Such an amendment shall only be made if prior notice of the amendment has been given to the Designated Rating Agency.

--------------------------------------------------------------------------------
                                                                         PAGE 51

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


12.5     COMPLY WITH NOTE ISSUE DIRECTION

         Subject to this clause 12, the Trustee may comply with a Note Issue Direction.

12.6     PROVISO ON COMPLIANCE WITH NOTE ISSUE DIRECTION

         (a) (TRUSTEE SHALL NOT ACCEPT DIRECTION) The Trustee shall not comply with a Note Issue Direction unless at least 3 Business Days (or such other period agreed by the Trustee) prior to the proposed Note Issue Date the Trust Manager has certified to the Trustee that the Note Issue Direction and any corresponding Series Notice comply with this deed.

         (b) (ACKNOWLEDGEMENT OF DIRECTION) If the Trustee is satisfied that the Note Issue Direction has been given in accordance with this deed and has elected to accept the Note Issue Direction then it shall immediately (and in no event later than the close of business 2 Business Days (or such other period agreed by the Trust Manager) prior to the proposed Note Issue Date) sign the acknowledgement of receipt on the Note Issue Direction and return it to the Trust Manager. This acknowledgement will not of itself constitute a declaration of trust and a trust will only arise in accordance with clause 12.8(g) or clause 7.1(c) (as the case may be).

12.7     DEALER AGREEMENT

         If a Series Notice so provides, the Trustee shall enter into a Dealer Agreement in relation to the relevant Notes on such terms and conditions as are reasonably required by the Trust Manager and the Trustee (subject to this deed).

12.8     ISSUE OF NOTES AND TRANSFER OF BENEFIT OF LOANS

         If the Trustee has:

         (a) (ACKNOWLEDGED THE NOTE ISSUE DIRECTION) acknowledged receipt of a Note Issue Direction;

         (b) (SUFFICIENT APPLICATIONS FOR NOTES) received from the Lead Manager (if any) confirmation that the Subscription Amount for such Notes is not less than the amount specified in the corresponding Note Issue Direction;

         (c) (RECEIVED OR GRANTED SUPPORT FACILITIES ETC) on or prior to the proposed Note Issue Date:

                (i) (SECURITY TRUST DEED) entered into a Security Trust Deed as trustee of the relevant Trust (unless not required for the issue of the Notes by the Trust Manager in the corresponding Note Issue Direction); and

                (ii) (SUPPORT FACILITIES) obtained, or entered into arrangements to obtain with effect from the corresponding Note Issue Date, as trustee of the relevant Trust the benefit of the Support

--------------------------------------------------------------------------------
                                                                         PAGE 52

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                         Facilities referred to in the corresponding Note Issue Direction,

                and, to the extent required, received any legal opinions on those documents reasonably requested by the Trustee;

         (d) (RATING) the Trust Manager has advised the Trustee that it has received a provisional indication from the Designated Rating Agency that the Notes will have a rating equal to or higher than the rating specified in the relevant Series Notice; and

         (e) (LISTING) if the Notes are to be listed on a Stock Exchange, an indication from the relevant Stock Exchange that the Notes have been approved for listing on that Stock Exchange,

         then, subject to the other requirements of this deed being satisfied in relation to matters which must be done on or prior to the Note Issue Date, the Trustee agrees with the Trust Manager (for the benefit solely of the Trust Manager) that if, on the direction of the Trust Manager on the Note Issue Date, it issues Notes, as trustee of the relevant Trust, to the intending Noteholders for the amount referred to in the corresponding Note Issue Direction:

         (f)    (i)      (ACQUISITION) where the relevant Loans are to be
                         acquired from an Approved Seller:

                         (A) the Trustee will accept the relevant Sale Notice (but only if the Trustee has issued the relevant Notes) and without any obligation to the Approved Seller to do so; and

                         (B) the Trustee agrees with the Trust Manager (for the benefit solely of the Trust Manager) to pay to the Approved Seller from the proceeds of the issue of the Notes the principal amounts of the Loans relating to the Portfolio of Loans, or such other consideration specified in relation to the
                                   Note Issue Direction, as at the date
                                   specified in the corresponding Note Issue
                                   Direction; or

                (ii) (ORIGINATION) where the Trustee is to originate the relevant Loans, the Trustee will originate those Loans (and any relevant Loan Securities) in accordance with the procedures agreed under clause 6; and

         (g) (TRANSFER OF BENEFIT OF LOANS) subject to payment of the amount referred to in sub-paragraph (f)(i) (where applicable), the Trustee will hold automatically by virtue of this deed and without any further act or instrument or other thing being done or brought into existence, the benefit of the Portfolio of Loans referred to in the corresponding Note Issue Direction with effect from the Note Issue Date as trustee of the relevant Trust (together with the benefit with effect from the Note Issue Date of all such Loans, Related Securities, Support Facilities and other rights and entitlements relating thereto).

--------------------------------------------------------------------------------
                                                                         PAGE 53

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


12.9     ACTION FOLLOWING NOTE ISSUE

         The Trustee shall issue Notes in accordance with the applicable Series Notice. Where applicable, as soon as practicable after a Note Issue Date for a Trust:

         (a)    in relation to Registered Notes only:

                (i) (ENTER DETAILS IN THE REGISTER) the Trustee shall enter into the Register for that Trust in accordance with clause 15 the information required under clause 15.1;

                (ii) (ISSUE NOTE ACKNOWLEDGEMENT) the Trustee shall issue a Note Acknowledgement to each Registered Noteholder in respect of its holding of Registered Notes; and

                (iii) (ISSUE MARKED NOTE TRANSFERS) if requested by a Registered Noteholder in its Application for Notes, the Trustee shall issue a Marked Note Transfer to the Registered Noteholder.

         (b) In relation to Bearer Notes only, the Trustee shall issue those Bearer Notes in accordance with the relevant Series Notice.

12.10    NO LIABILITY FOR INSUFFICIENT MONEYS

         If insufficient moneys are raised on a proposed Note Issue Date to satisfy clause 12.8(b), neither the Trustee nor the Trust Manager shall have any obligation or liability to any person (including each other, any intending Noteholder or any Beneficiary) to issue the Notes or, in the case of a proposed issue in relation to a Trust, to hold the benefit of the Portfolio of Loans referred to in the corresponding Note Issue Direction for the Trust, or otherwise.

12.11    FURTHER ASSURANCE

         Subject to the Transaction Documents, the Trustee shall following a
         Note Issue Date for a Trust execute such documentation and do all such other acts, matters or things as the Trust Manager reasonably requires to transfer the benefit of the Portfolio of Loans referred to in the corresponding Note Issue Direction (and the benefit of all corresponding Loans, Related Securities and Support Facilities) to the Trust.

12.12    FURTHER ISSUES SUBJECT TO RATING AGENCY AFFIRMATION

         Where the Trustee as trustee of a Trust has issued Notes, no further Notes in respect of that Trust shall be created unless the Trustee receives a certificate from each Designated Rating Agency in respect of the Notes then on issue in respect of the Trust confirming the rating of those Notes.

12.13    NO LIMIT ON NOTES

         Subject to the provisions of this deed, there shall be no limit on the amount or value of Notes which may be issued in respect of a Trust.

--------------------------------------------------------------------------------
                                                                         PAGE 54

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


13.      TRANSFERS OF NOTES
--------------------------------------------------------------------------------

13.1     NO RESTRICTIONS ON TRANSFER OF NOTES

         Subject to this deed and the corresponding Series Notice, there shall be no restriction on the transfer of Notes.

13.2     TRANSFERS GENERALLY

         (a) A Noteholder must not transfer any Notes except in accordance with all applicable laws in any jurisdiction in which it may offer, sell or deliver Notes and will not directly or indirectly offer, sell or deliver Notes or distribute any prospectus, circular, advertisement, Information Memorandum or other offering material relating to the Notes in any country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations.

         (b) None of the Trustee, the Trust Manager, the Servicer, the Security Trustee or an Approved Seller is liable to any Noteholder in relation to a breach by that Noteholder of paragraph (a).

13.3     MINIMUM TRANSFER

         This clause 13.3 applies to Noteholders in relation to dealings with Notes within Australia or which are otherwise subject to the provisions of Part 7.12 of the Corporations Law.

         (a) (CORPORATIONS LAW) A Registered Noteholder shall not be entitled to transfer any of its Registered Notes unless the offer or invitation to the transferee by the Registered Noteholder in relation to such Registered Notes is an excluded offer or an excluded invitation for the purposes of the Corporations Law.

         (b) (SERIES NOTICE) Without limiting the generality of clause 13.1, or the operation of clause 13.2(a), a Registered Noteholder shall not be entitled to transfer any of its Registered Notes unless the amount payable by the transferee is greater than the minimum amount (if any) provided in the Series Notice for the Registered Notes.

13.4     TRANSFER OF REGISTERED NOTES

         This clause 13.4 only applies to Registered Notes.

         (a) (FORM OF TRANSFER) Every transfer of Registered Notes shall be effected by a Note Transfer.

         (b) (EXECUTION OF NOTE TRANSFER) Every Note Transfer shall be duly completed and executed by the transferor and transferee.

         (c) (STAMPING OF NOTE TRANSFER) Every Note Transfer lodged with the Trustee shall be duly stamped (if applicable).

         (d) (DELIVERY OF NOTE TRANSFER TO TRUSTEE) Every Note Transfer shall be delivered to the Trustee together with the Note Acknowledgement to which it relates for registration.

--------------------------------------------------------------------------------
                                                                         PAGE 55

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (e) (REGISTRATION OF TRANSFEREE AS REGISTERED NOTEHOLDER) Subject to this clause 13 the Trustee shall on receipt of a Note Transfer enter the transferee in the relevant Register as the holder of the Registered Notes which are the subject of the Note Transfer.

         (f) (TRUSTEE ENTITLED TO REFUSE TO REGISTER REGISTERED TRANSFER) The Trustee may refuse to register any Note Transfer which would result in:

                (i)      (BREACH) a contravention of or failure to observe:

                         (A)      (THIS DEED) the terms of this deed;

                         (B) (SERIES NOTICE) the Series Notice for the Registered Notes;

                         (C) (SECURITY TRUST DEED) the Security Trust Deed (if any) relating to the Registered Notes; or

                         (D)      (THE LAW) a law of an Australian Jurisdiction;
                                  or

                (ii) (REQUIRES REGISTRATION) an obligation to procure registration of any of the above with, or the approval of any of the above by, any Government Agency.

         (g) (REFUSAL TO REGISTER ABSOLUTE) The Trustee shall not be bound to give any reason for refusing to register any Note Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Note Transfer it shall as soon as practicable (and in no event later than 7 days after the date the Note Transfer was lodged with it) send to the transferor and the transferee notice of such refusal.

         (h) (NO FEE FOR REGISTRATION OF A NOTE TRANSFER) No fee shall be charged for the registration of any Note Transfer.

         (i)    (TAKING EFFECT OF NOTE TRANSFERS)

                (i) (NOT UNTIL REGISTRATION) A Note Transfer shall not take effect until registered by the Trustee and, until the transferee is entered in the relevant Register as the holder of the Registered Notes which are the subject of the Note Transfer, the transferor shall remain the holder of those Registered Notes.

                (ii) (TRANSFER RECEIVED WHEN REGISTER CLOSED) When a Note Transfer is received by the Trustee during any period when the relevant Register is closed for any purpose, the Trustee shall not register the Note Transfer until the next Business Day on which that Register is reopened.

         (j) (RIGHTS AND OBLIGATIONS OF TRANSFEREE) Subject to this deed and the relevant Series Notice, a transferee of Registered Notes on being noted in the relevant Register as the holder of the Registered Notes shall have the following rights and obligations:

                (i) (THOSE OF THE TRANSFEROR) all the rights and the obligations which the transferor previously had; and

--------------------------------------------------------------------------------
                                                                         PAGE 56

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) (THOSE UNDER THIS DEED) all the rights and obligations of a Noteholder as provided by this deed as if the transferee was originally a party to this deed.

         (k) (PAYMENTS TO TRANSFEREE) Subject to this deed (including clause 34.1), on the entry of a transferee of Registered Notes in the relevant Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Registered Notes (including whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer and the Trustee shall be discharged for any such payment made to the transferee).

         (l)    (TRANSMISSION OF ENTITLEMENTS)

                (i) (ELECTION) Any person becoming entitled to Registered Notes as a result of the death, mental incapacity or bankruptcy of a Registered Noteholder may, on producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the Registered Noteholder or to transfer the Registered Notes in the manner specified in this clause 13.

                (ii) (METHOD OF ELECTION) If an entitled person elects to be registered as the Registered Noteholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered, he or she shall execute a Note Transfer in relation to the Registered Notes in favour of that person. All the provisions of this deed relating to the transfer of Registered Notes and the registration of Note Transfers shall be applicable to any such notice or Note Transfer as if the death, mental incapacity or bankruptcy of the Registered Noteholder had not occurred and the notice or Note Transfer was a Note Transfer executed by the Registered Noteholder.

                (iii) (DISCHARGE) Any person entitled to Registered Notes under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Registered Notes but, except as otherwise provided by this deed, shall not be entitled to any of the rights or privileges of a Registered Noteholder unless and until the person is entered in the relevant Register as the holder of such Registered Notes.

         (m)    (MARKED NOTE TRANSFER)

                (i) (ENTITLEMENT TO MARKING) A Registered Noteholder may from time to time request the Trustee to provide the Registered Noteholder with a Marked Note Transfer.

                (ii) (MARKING) The Registered Noteholder shall deliver a Note Transfer to the Trustee and the Trustee shall mark the Note Transfer in such manner as agreed from time to time by the

--------------------------------------------------------------------------------
                                                                         PAGE 57

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                          Trustee and the Trust Manager and issue the same to the Registered Noteholder.

                (iii) (TRUSTEE WILL NOT REGISTER TRANSFER) Until the expiry of 90 days (or any substitute period as the Trustee and Trust Manager agree from time to time and as advised to Registered Noteholders of the relevant Trust) from the date on which the Note Transfer was marked, the Trustee shall not register any transfer of Registered Notes relating to the Marked Note Transfer otherwise than on that Marked Note Transfer.

                (iv) (NO EXTENSION BY CLOSING OF REGISTER) The period referred to in sub-paragraph (m)(iii) shall not be extended by the closing of the relevant Register for any purpose.

                (v) (DELIVERY) A Marked Note Transfer shall be issued to a Registered Noteholder by personal delivery at the time the Registered Noteholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Note Transfer by the Trustee.

         (n) (RELIANCE ON DOCUMENTS) The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Note Transfer or other document produced to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Note Transfer or other document, nor shall it incur any liability for registering any Note Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Note Transfer.

         (o) (SPECIMEN SIGNATURES) The Trustee may (but need not) require each Registered Noteholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Registered Noteholder) of persons authorised to execute Note Transfers on behalf of such Registered Noteholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

         (p) (NOTES LODGED WITH AUSTRACLEAR) If Registered Notes are lodged into the Austraclear System, the Trustee shall enter Austraclear in the relevant Register as the holder of those Registered Notes. While those Registered Notes remain in the Austraclear
                System:

                (i) all payments and notices required of the Trustee and the Trust Manager in relation to those Registered Notes will be directed to Austraclear; and

                (ii) all dealings (including transfers) and payments in relation to those Registered Notes within the Austraclear System will be governed by the Austraclear Regulations and need not comply with this clause 13 to the extent of any inconsistency.

--------------------------------------------------------------------------------
                                                                         PAGE 58

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


14.      NOTE ACKNOWLEDGEMENT
--------------------------------------------------------------------------------

14.1     ISSUE OF NOTE ACKNOWLEDGEMENT

         When a person has been entered in the relevant Register as the holder of Registered Notes, as soon as practicable (and in any event no later than 10 Business Days or such shorter period specified in the relevant Series Notice or as otherwise agreed by the Trustee with the person or the Trust Manager) thereafter, the Trustee shall issue a Note Acknowledgement to that person in respect of those Notes. If the person has been entered into the relevant Register under a Note Transfer and the transferor continues to retain a holding of Registered Notes, the Trustee shall within the same period stated above issue to the transferor a Note Acknowledgement in respect of that retained holding of Registered Notes. No certificates will be issued in respect of Registered Notes.

14.2     NOTE ACKNOWLEDGEMENT NOT CERTIFICATE OF TITLE

         A Note Acknowledgement shall not be a certificate of title as to Registered Notes and the relevant Register shall be the only conclusive evidence of the ownership of Registered Notes and the entitlements under them. A Note Acknowledgement cannot be pledged or deposited as security nor can a Registered Note be transferred by delivery of only a Note Acknowledgement.

14.3     EXECUTION OF NOTE ACKNOWLEDGEMENT

         Each Note Acknowledgement shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any Authorised Signatory of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Note Acknowledgement dies or otherwise ceases to be an Authorised Signatory before the Note Acknowledgement has been issued, the Trustee may nevertheless issue the Note Acknowledgement.

14.4     MORE THAN ONE NOTE ACKNOWLEDGEMENT

         If a Registered Noteholder wishes more than one Note Acknowledgement it shall return its Note Acknowledgement to the Trustee and at the same time request in writing the issue of a specified number of separate Note Acknowledgements. Subject to any minimum denomination requirements in this deed or the relevant Series Notice, the Trustee shall then cancel the original Note Acknowledgement and issue in lieu separate Note Acknowledgements. A fee prescribed by the Trustee (not exceeding $10 for each Note Acknowledgement) shall be paid by the Registered Noteholder to the Trustee.

14.5     WORN OUT, DEFACED OR LOST NOTE ACKNOWLEDGEMENT

         If any Note Acknowledgement is worn out or defaced then on production to the Trustee it may cancel the same and may issue a new Note Acknowledgement. If any Note Acknowledgement is lost or destroyed then on proof to the satisfaction of the Trustee, and on such indemnity as the

--------------------------------------------------------------------------------
                                                                         PAGE 59

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         Trustee may consider adequate having been given, a new Note Acknowledgement shall be given to the person entitled to such lost or destroyed Note Acknowledgement. An entry as to the issue of the new Note Acknowledgement and of the indemnity (if any) shall be made in the relevant Register. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the person requesting the new Note Acknowledgement to the Trustee.

14.6     JOINT HOLDINGS

         If a single parcel of Registered Notes is held by more than one person, only the person whose name stands first in the relevant Register in relation to that parcel of Registered Notes shall be entitled to:

         (a) be issued the relevant Note Acknowledgement and, if applicable, a Marked Note Transfer;

         (b)    be given any notices; and

         (c)    be paid any moneys due in respect of such Registered Notes.

14.7     DELIVERY OF NOTE ACKNOWLEDGEMENT

         A Note Acknowledgement may be sent to the relevant Registered Noteholder by mail or by personal delivery to the Registered Noteholder's address appearing in the relevant Register and the Note Acknowledgement so sent shall be at the risk of that Registered Noteholder.

15.      THE REGISTER
--------------------------------------------------------------------------------

15.1     DETAILS TO BE KEPT ON REGISTER

         The Trustee shall keep or cause to be kept a register with respect to each Trust, on which shall be entered the following information relating to that Trust:

         (a)    (NAME) the name of the Trust;

         (b) (NOTE ISSUE DATES) the Note Issue Dates for Registered Notes issued in relation to the Trust;

         (c) (INITIAL PRINCIPAL AMOUNT) the total Initial Principal Amount of Registered Notes issued on each such Note Issue Date;

         (d) (PRINCIPAL AMOUNT) the Principal Amount of each Registered Note or Class of Registered Notes from time to time;

         (e)    (SERIES) details of relevant Classes of Registered Notes;

         (f) (DETAILS OF NOTEHOLDERS) the name and address of each Registered Noteholder;

         (g) (NOTE ACKNOWLEDGEMENT) the serial number of each Registered Note Acknowledgement issued to each Registered Noteholder;

         (h) (DATE OF ENTRY) the date on which a person was entered as the holder of Registered Notes;

--------------------------------------------------------------------------------
                                                                         PAGE 60

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (i) (ACCOUNT) the account to which any payments due to a Registered Noteholder are to be made (if applicable);

         (j) (DETAILS) where applicable in relation to the Trust, Payment Dates, Principal Repayment Dates, Maturity Dates, MBS Margin (as defined in the Series Notice) and Step-Up Margin (as defined in the Series Notice) on the Notes; and

         (k)    (ADDITIONAL INFORMATION) such other information as:

                (i)      is required by the relevant Series Notice;

                (ii)     the Trustee considers necessary or desirable; or

                (iii)    the Trust Manager reasonably requires.

15.2     ASSET REGISTER

         The Trustee shall keep or cause to be kept an asset register with respect to each Trust. The Authorised Investments and other Assets of the Trust (other than Purchased Loans and the related Loan Rights) shall be entered into the relevant asset register on an individual basis.

15.3     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         Each Register shall be:

         (a) (PLACE KEPT) kept at the Trustee's principal office in Melbourne or at such place as the Trustee and the Trust Manager may agree;

         (b) (ACCESS TO TRUST MANAGER AND AUDITOR) open to the Trust Manager and the Auditor of the Trust to which it relates to inspect during normal business hours;

         (c) (INSPECTION BY REGISTERED NOTEHOLDERS) open for inspection by a Registered Noteholder during normal business hours but only in respect of information relating to that Registered Noteholder; and

         (d) (NOT FOR COPYING) not available to be copied by any person (other than the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager and Trustee in their absolute discretion nominate from time to time.

15.4     DETAILS ON REGISTER CONCLUSIVE

         (a) (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on a Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in that Register is inconsistent with any other document, matter or thing.

         (b) (NO TRUSTS ETC) The Trustee shall not be obliged to enter on a Register notice of any trust, Security Interest or other interest whatsoever in respect of any Registered Notes and the Trustee shall be entitled to recognise a Registered Noteholder as the absolute owner of Registered Notes and the Trustee shall not be bound or

--------------------------------------------------------------------------------
                                                                         PAGE 61

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                affected by any trust affecting the ownership of any Registered Notes unless ordered by a court or required by statute.

         (c) (REGISTER NOT TO BE SIGNED) The Trustee shall ensure that it does not sign or otherwise execute any entry in a Register.

15.5     CLOSING OF REGISTER

         The Trustee may close a Register for the periods specified in the relevant Series Notice.

15.6     ALTERATION OF DETAILS ON REGISTER

         On the Trustee being notified of any change of name or address or payment or other details of a Registered Noteholder by the Registered Noteholder, the Trustee shall alter the relevant Register accordingly.

15.7     RECTIFICATION OF REGISTER

         If:

         (a)    an entry is omitted from a Register;

         (b) an entry is made in a Register otherwise than in accordance with this deed;

         (c)    an entry wrongly exists in a Register;

         (d)    there is an error or defect in any entry in a Register; or

         (e) default is made or unnecessary delay takes place in entering in a Register that any person has ceased to be the holder of Registered Notes,

         the Trustee may rectify the same.

15.8     CORRECTNESS OF REGISTER

         Neither the Trust Manager nor the Trustee shall be liable for any mistake in a Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

15.9     TRUST MANAGER MUST PROVIDE INFORMATION

         The Trust Manager must provide the Trustee and any person appointed in accordance with clause 20.4 with such information as the Trustee may reasonably require to maintain each Register.

15.10    THIRD PARTY REGISTRAR

         The Trustee may cause a Register to be maintained by a third party on its behalf and require that person to discharge the Trustee's obligations under this deed in relation to that Register.

--------------------------------------------------------------------------------
                                                                         PAGE 62

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


16.      MEETINGS OF NOTEHOLDERS
--------------------------------------------------------------------------------

16.1     BEARER NOTEHOLDERS

         (a) Meetings of Bearer Noteholders will be held in accordance with the terms of the relevant Series Notice. A meeting held, or a resolution passed, at a meeting in accordance with the terms of the relevant Series Notice will be taken to be a meeting held or resolution passed by Bearer Noteholders under this clause 16 for the purposes of the Transaction Documents.

         (b) The provisions of this clause 16, other than this clause 16.1, shall not apply to Bearer Notes.

16.2     CONVENING OF MEETINGS

         (a) The Trustee or the Trust Manager may at any time convene a meeting of the Registered Noteholders of that Trust or Class of Noteholders of a Trust.

         (b) Registered Noteholders of a Trust or a Class of Registered Noteholders holding in aggregate not less than 20% of the Principal Amounts of all Registered Notes issued by that Trust or in that Class, may at any time convene a meeting of the Registered Noteholders of that Trust or Class, as the case may be.

16.3     NOTICE OF MEETINGS

         (a) (PERIOD OF NOTICE) Subject to clause 16.3(b) at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of all Registered Noteholders or any Class of Registered Noteholders of a Trust shall be given to the relevant Registered Noteholders of the Trust.

         (b) (SHORT NOTICE) Notwithstanding clause 16.3(a), if it is so agreed by a majority in number of the Registered Noteholders of a Trust or the Class (as the case may be) having the right to attend and vote at the meeting, being a majority that together hold at least 95% of the then outstanding Registered Notes in relation to the Trust or the Class, a resolution may be proposed and passed at a meeting of which less than 7 days' notice has been given.

         (c) (FAILURE TO GIVE NOTICE) The accidental omission to give notice to or the non-receipt of notice by any Registered Noteholder shall not invalidate the proceedings at any meeting.

         (d) (COPIES) A copy of a notice convening a meeting shall be given by the Trustee or the Trust Manager convening the meeting to the other, and also to the relevant Beneficiary and the Designated Rating Agencies. Failure to give such a notice in accordance with this clause shall invalidate the meeting unless the party who has not received the notice waives the invalidation.

         (e) (METHOD OF GIVING NOTICE) Notice of a meeting shall be given in the manner provided in this deed.

--------------------------------------------------------------------------------
                                                                         PAGE 63

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (f) (CONTENTS OF A NOTICE) Notice of a meeting of Registered Noteholders shall specify:

                (i) (TIME ETC) the day, time and place of the proposed meeting;

                (ii) (AGENDA) the agenda of the business to be transacted at the meeting;

                (iii) (PROPOSED RESOLUTION) the terms of any proposed resolution;

                (iv) (CLOSING OF REGISTER) that the persons appointed to maintain the relevant Register for the purpose of determining those entitled to attend may not register any Registered Note Transfer in the period of 2 Business Days prior to the meeting;

                (v) (APPOINTMENT OF PROXIES) that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and

                (vi) (ADDITIONAL INFORMATION) such additional information as the person giving the notice thinks fit.

16.4     CHAIRMAN

         The Trustee may nominate a person to be chairman of a meeting which has been convened by the Trustee, the Trust Manager or the Registered Noteholders. The chairman need not be a Registered Noteholder of the Trust and may be a representative of the Trustee. If such a person is not present or is present but unwilling to act, then the Registered Noteholders present may choose a Noteholder to be the chairman.

16.5     QUORUM

         At any meeting any two or more persons present in person being Registered Noteholders holding, or Representatives holding or representing, in the aggregate not less than 75% of the Principal Amounts of all Registered Notes issued in relation to the Trust or constituting the Class (as the case may be) and then outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

16.6     ADJOURNMENT

         (a) (QUORUM NOT PRESENT) If within 15 minutes from the time appointed for any meeting a quorum is not present, the meeting shall stand adjourned (unless the Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person being Registered Noteholders holding, or being Representatives holding or representing, in the aggregate not less than 50% of the Principal Amounts of all Registered Notes issued in relation to the Trust or constituting the Class (as the case may be) and then outstanding shall form a quorum

--------------------------------------------------------------------------------
                                                                         PAGE 64

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                and shall have the power to pass any resolution and to decide on all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

         (b) (ADJOURNMENT OF MEETING) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

         (c) (NOTICE OF ADJOURNED MEETING) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for the original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

16.7     VOTING PROCEDURE

         (a) (SHOW OF HANDS) Every resolution submitted to a meeting shall be decided in the first instance by a show of hands.

         (b) (CASTING VOTE) In case of equality of votes, the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Registered Noteholder or as a Representative.

         (c) (DECLARATION) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

         (d) (POLL) If at any meeting a poll is demanded by the chairman, the Trustee or the Trust Manager or by one or more persons being Registered Noteholders holding, or being Representatives holding or representing, in aggregate not less than 2% of the Registered Notes issued by the Trust or constituting the Class (as the case may be) and then outstanding, it shall be taken in such manner and (subject to this clause) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

         (e) (NO ADJOURNMENT) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

--------------------------------------------------------------------------------
                                                                         PAGE 65

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (f)    (VOTES) Subject to clause 16.7(b), at any meeting:

                (i) on a show of hands, every person present being a Registered Noteholder holding, or being a Representative holding or representing, then outstanding Registered Notes issued by the Trust shall have one vote; and

                (ii) on a poll, every person present shall have one vote for each Registered Note issued by the Trust and then outstanding that he or she holds or in respect of which he or she is a Representative as stated in the relevant Register at the date the notices are dispatched to Registered Noteholders for the meeting.

                Any person entitled to more than one vote need not use all his or her votes or cast all his or her votes to which he or she is entitled in the same way.

16.8     RIGHT TO ATTEND AND SPEAK

         The Trustee, the Trust Manager and the relevant Beneficiary (through their respective representatives) and their respective financial and legal advisors shall be entitled to attend and speak at any meeting of the Registered Noteholders of a Trust or any Class (as the case may be). No person shall otherwise be entitled to attend or vote at any meeting of the Registered Noteholders of a Trust or any Class (as the case may be) unless he or she holds outstanding Registered Notes in relation to the Trust or is a Representative holding or representing such Registered Notes.

16.9     APPOINTMENT OF PROXIES

         (a) (REQUIREMENTS) Each instrument appointing a proxy shall be in writing and, together (if so required by the Trustee) with proof satisfactory to the Trustee of its due execution, shall be deposited at the registered office of the Trustee or at such other place as the Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the instrument or proxy shall be treated as invalid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy proof (if applicable) of due execution shall if required by the Trustee be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such instrument. Any person may act as a proxy whether or not that person is a Registered Noteholder.

         (b) (PROXY REMAINS VALID) Any vote given in accordance with the terms of an instrument of proxy conforming with clause 16.9(a) shall be valid notwithstanding the previous death or insanity of the principal, revocation or amendment of the proxy or of any of the Registered Noteholder's instructions under which it was executed, so long as no

--------------------------------------------------------------------------------
                                                                         PAGE 66

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                intimation in writing of such death, insanity, revocation or amendment is received by the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the proxy is used.

16.10    CORPORATE REPRESENTATIVES

         A person authorised under section 250D of the Corporations Law by a Registered Noteholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Registered Noteholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

16.11    RIGHTS OF REPRESENTATIVES

         A Representative of a Registered Noteholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for Registered Noteholder. The Trustee, the Trust Manager and any officer of the Trustee and the Trust Manager may be appointed a Representative.

16.12    POWERS OF A MEETING OF REGISTERED NOTEHOLDERS

         (a) (POWERS) Subject to the Security Trust Deed (and in particular any power of any trustee appointed on behalf of any Noteholders to override the decisions of Registered Noteholders), a meeting of the Registered Noteholders of a Trust shall, without prejudice to any rights or powers conferred on other persons by the Transaction Documents, only have power exercisable by Extraordinary Resolution:

                (i) to sanction any action that the Trustee, the Trust Manager or the relevant Servicer proposes to take to enforce the provisions of any Transaction Document relating to the Trust;

                (ii) to sanction any proposal by the Trust Manager, the Trustee or the relevant Servicer for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Registered Noteholders against the Trustee, the Trust Manager, the relevant Approved Seller or the relevant Servicer whether such rights arise under any Transaction Document or otherwise;

                (iii) to sanction the exchange or substitution of Registered Notes for or the conversion of Registered Notes into, other obligations or securities of the Trustee or any other body corporate formed or to be formed;

--------------------------------------------------------------------------------
                                                                         PAGE 67

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (iv) under clause 35.2, to consent to any alteration, addition or modification of any Transaction Document which shall be proposed by the Trustee or the Trust Manager;

                (v) to discharge or exonerate the Trustee, the Trust Manager, the relevant Approved Seller or the relevant Servicer from any liability in respect of any act or omission for which it may become responsible under any Transaction Document relating to the Trust;

                (vi) to authorise the Trustee, the Trust Manager, the relevant Servicer or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

                (vii) to exercise any other power expressly granted under a Series Notice.

         (b) (NO POWER) A meeting of the Registered Noteholders of a Trust shall not have power to, nor shall any resolution submitted to the meeting propose or have the effect of:

                (i) removing the relevant Servicer or the Trust Manager from office;

                (ii)       interfering with the management of the Trust;

                (iii) winding up or terminating the Trust (except as contemplated by clause 16.12(a)(vii));

                (iv)       altering the Authorised Investments of the Trust;

                (v) amending any Transaction Document (except as contemplated by clause 16.12(a)); or

                (vi) altering the Interest Payment Dates, Principal Payment Dates, Coupons, Principal Entitlements or the other terms of the Series Notice (subject to clause 16.12(a)(iii)).

16.13    EXTRAORDINARY RESOLUTION BINDING ON REGISTERED NOTEHOLDERS

         An Extraordinary Resolution passed at a meeting of the Registered Noteholders of a Trust or of any Class duly convened and held in accordance with this deed shall be binding on all the Registered Noteholders of the Trust or of the Class whether or not present at such meeting. Each of the Registered Noteholders of the Trust or of the Class (as the case may be), the Trustee and the Trust Manager shall be bound to give effect to that resolution accordingly.

16.14    MINUTES AND RECORDS

         Minutes of all resolutions and proceedings at every meeting of the Registered Noteholders of a Trust or any Class (as the case may be) shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the

--------------------------------------------------------------------------------
                                                                         PAGE 68

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         Registered Noteholders of the Trust or of the Class (as the case may be) shall be conclusive evidence of those matters and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at such meeting to have been duly passed and transacted.

16.15    WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of this clause 16, a resolution of the Registered Noteholders of a Trust or any Class (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

         (a) in the case of a resolution (including an Extraordinary Resolution) of the Registered Noteholders of a Trust or any Class, been signed by all Registered Noteholders of the Trust or the Class (as the case may be); and

         (b) any such instrument shall be effective on presentation to the Trustee for entry in the records referred to in clause 16.14.

16.16    FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions contained in this deed, the Trustee may without the consent of the Registered Noteholders of a Trust or any Class prescribe such further regulations regarding the holding of meetings of the Registered Noteholders of a Trust or any Class of Registered Noteholders and attendance and voting at such meetings as the Trustee may with the agreement of the Trust Manager determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Trustee thinks reasonable:

         (a) (ENTITLEMENT TO VOTE) so as to satisfy itself that persons who purport to attend or vote at any meeting of the Registered Noteholders of a Trust or any Class of Registered Noteholders are entitled to do so in accordance with this deed; and

         (b) (FORMS OF REPRESENTATIVE) as to the form of appointment of a Representative,

         but the Trustee may not decrease the percentage of Registered Noteholders required to pass an Extraordinary Resolution or an ordinary resolution.

17.      THE TRUST MANAGER
--------------------------------------------------------------------------------

17.1     APPOINTMENT OF TRUST MANAGER

         (a) The Trust Manager is appointed, and agrees to act, as the manager of the Trusts on and subject to the terms of this deed and any relevant Series Notice.

         (b)    Except as provided in clause 17.17 and clause 19.3:

--------------------------------------------------------------------------------
                                                                         PAGE 69

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (i) the Trust Manager will be an independent contractor and not an agent of the Trustee;

                (ii) the Trust Manager will not represent or hold itself out to any person to be an agent of the Trustee; or

                (iii) the Trustee will not be responsible for the acts, omissions or defaults of the Trust Manager.

17.2     COMPLETE POWERS OF MANAGEMENT

         Subject to the Transaction Documents, the Trust Manager shall carry out and perform the duties and obligations on its part contained in this deed and shall have full and complete powers of management of the Trusts, including:

         (a) (ASSETS AND LIABILITIES) the administration and servicing of the Assets (which are not serviced by a Servicer), borrowings and other liabilities of the Trusts (including concluding the commercial terms of the Hedge Agreements to be entered into by the Trustee); and

         (b) (DAY TO DAY OPERATION) the conduct of the day to day operation of the Trusts.

17.3     NOTE ISSUANCE

         The Trust Manager has the power, where the Borrowing takes the form of an issue of Notes, to:

         (a)    (i)      negotiate the terms and conditions of the issue of
                         Notes and any relevant Dealer Agreement;

                (ii) to negotiate with any Lead Manager in relation to the issue of relevant Notes;

                (iii) to invite bids from any Lead Manager for relevant Notes on behalf of the Trustee; and

                (iv)     to accept any such bid on behalf of the Trustee;

         (b) accept the terms and conditions of the issue of Notes and any relevant Dealer Agreement with the Lead Manager, managers or dealers for the issue of Notes and bind the Trustee to an issue of Notes on those terms and conditions; and

         (c) direct the Trustee to enter that Dealer Agreement and issue Notes on those terms and conditions.

         However, the Trust Manager's power to act and bind the Trustee in accordance with this clause is conditional on the Trustee being satisfied, in its absolute discretion, with the terms and conditions of the Dealer Agreement and the issue of Notes including the terms and conditions dealing with the personal liability of the Trustee.

17.4     TRUST MANAGER TO ACT IN INTERESTS OF BENEFICIARY AND NOTEHOLDERS

         The Trust Manager shall, in respect of each Trust, act in the interests of the Beneficiary and the Noteholders in relation to that Trust on, and subject to,

--------------------------------------------------------------------------------
                                                                         PAGE 70

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         the terms and conditions of this deed. In the event of any conflict of interests, the interests of the Noteholders will prevail.

17.5     TRUST MANAGER TO ASSIST TRUSTEE

         The Trust Manager shall take such action as is consistent with its powers under this deed to assist the Trustee to perform its obligations under this deed.

17.6     TRUST MANAGER'S POWER TO DELEGATE

         The Trust Manager may in carrying out and performing its duties and obligations contained in this deed:

         (a) (DELEGATE TO EMPLOYEES) delegate to any of its Associates or any of the Trust Manager's or its Associate's officers and employees all acts, matters and things (whether or not requiring or involving the Trust Manager's judgment or discretion);

         (b) (APPOINT ATTORNEYS AND AGENTS) appoint any person to be its attorney, agent, delegate or sub-contractor for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit including:

                (i) power for the attorney, agent, delegate or sub-contractor to sub-delegate any such powers, authorities or discretions;

                (ii) power to authorise the issue in the name of the Trust Manager of documents bearing facsimile signatures of the Trust Manager or of the attorney, agent, delegate or sub-contractor (either with or without proper manuscript signatures of its officers); and

                (iii) such provisions for the protection and convenience of those dealing with any such attorney, agent, delegate, sub-contractor or sub-delegate as they may think fit; and

         (c) (REMOVE AGENTS AND DELEGATES) supersede or suspend any such agent, delegate, sub-contractor or sub-delegate for such cause or reason as the Trust Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper, but despite any delegation or appointment under the above paragraphs of this clause, the Trust Manager shall remain liable for the acts or omissions of such Associate or of any such officer, employee, attorney, delegate, agent, sub-delegate, sub-contractor or sub-agent and shall be solely responsible for the fees and expenses of such Associate or of such officer, employee, attorney, agent, delegate, sub-delegate, sub-contractor or sub-agent.

17.7     TRUST MANAGER'S POWER TO APPOINT ADVISORS

         The Trust Manager may appoint and engage any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisors and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trust Manager to properly exercise


--------------------------------------------------------------------------------
                                                                         PAGE 71

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         its powers and perform its obligations under this deed and all proper fees, charges and moneys payable to any such persons and all disbursements, expenses, duties and outgoings properly chargeable to them shall constitute Expenses of the Trust to which they relate.

17.8     TRUST MANAGER'S BOOKS AVAILABLE TO TRUSTEE

         The Trust Manager will, in relation to each Trust:

         (a) (KEEP PROPER RECORDS) keep proper books and records for the Trust separate from any other books or records;

         (b) (PRODUCE BOOKS) during normal business hours on reasonable notice make available to the Trustee or the Auditor for inspection all of the books and records of the Trust maintained by the Trust Manager; and

         (c) (PROVIDE INFORMATION) give to the Trustee or the Auditor such written or oral information as the Trustee or the Auditor reasonably requires with respect to all matters in possession of the Trust Manager relating to the Trust, subject, in each case, to the provisions of the Privacy Act.

17.9     TRUST MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED

         (a) The Trust Manager will pay to the Trustee, within one Business Day of receipt, all moneys coming into its hands belonging to the Trusts or payable to the Trusts.

         (b) The Trust Manager will keep any Assets which it may come to hold from time to time separate from any other property belonging to or entrusted to or held by the Trust Manager.

17.10    TRUST MANAGER TO REPORT DATA ON REUTERS

         The Trust Manager may, if so specified in a Series Notice for a Trust, prepare and arrange for the publication by Reuters (or another customary electronic medium) of data for that Trust as it considers appropriate.

17.11    TRUST MANAGER TO PREPARE NOTICES ETC.

         The Trust Manager shall prepare or cause to be prepared all notices and statements which the Trustee is required to serve under any of the provisions of this deed or any other Transaction Document and shall produce such notices and statements (as the case may be) to the Trustee at least one Business Day (or any other period as the Trustee and the Trust Manager agree) before the day on which the notice or statement is required to be served.

17.12    PRIOR APPROVAL OF CIRCULARS

         (a)    Where the Trust Manager has prepared any:

                (i)       Information Memorandum; or

--------------------------------------------------------------------------------
                                                                         PAGE 72

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) circular, offer letter, notice, report or the like to Noteholders, or prospective Noteholders (a PUBLICATION), on behalf of the Trustee,

                for which the Trustee will have any liability, the Trust Manager shall submit the Information Memorandum or Publication to the Trustee for the Trustee's consent (not to be unreasonably withheld) prior to the issue of the document (unless otherwise waived by the Trustee).

         (b) Where the Trustee or the Trust Manager has prepared any Information Memorandum or Publication which names, or purports to be issued by or on behalf of, a Servicer or an Approved Seller, the Trustee or the Trust Manager (as the case may be) shall submit the Information Memorandum or Publication to the Servicer or Approved Seller (as the case may be) for its consent (not to be unreasonably withheld) prior to the issue of the document (unless the Servicer or Approved Seller otherwise agrees).

17.13    TAXES

         The Trust Manager shall direct the Trustee to make all payments (as and when they fall due) out of a Trust to any duly empowered Government Agency for Taxes levied on any Trust or on the Trustee in its capacity as trustee of any Trust.

17.14    ACQUISITION OR DISPOSAL OF ASSETS

         Subject to this deed, the Trust Manager shall ensure that all steps which it thinks are desirable are taken in connection with the investigation or negotiation for the acquisition or disposal of Assets.

17.15    MONITOR SUPPORT FACILITIES

         The Trust Manager shall monitor all Support Facilities in respect of a Trust and shall properly perform the functions which are necessary for it to perform under those Support Facilities.

17.16    MAKE CALCULATIONS, CO-ORDINATE AND PROVIDE REPORTS

         The Trust Manager shall:

         (a)    calculate all payments due on any relevant Payment Date;

         (b) co-ordinate the issue of relevant Notes and the raising of funds from those issues, or from any Support Facility; and

         (c) as and when required by any Series Notice or other Transaction Document prepare and distribute for each Trust the Trust Manager's Report,

         and where relevant (and when the Trust Manager is actually aware that the directions need to be given, including any directions expressly required of it under the Transaction Documents) provide all directions to the Trustee as may be required for the Trustee to comply with its obligations under the Transaction Documents.

--------------------------------------------------------------------------------
                                                                         PAGE 73

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


17.17    TRUST MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

         The Trust Manager acknowledges that in exercising its powers, authorities and discretions vested in it and carrying out and performing its duties and obligations in relation to any Trust or any Asset, whether under any Transaction Document or any other deed, agreement or other arrangement, neither it nor its delegate has any power to bind the Trustee, otherwise than as expressly provided in any Transaction Document or such other deed, agreement or other arrangement.

17.18    TRUST MANAGER MUST PERFORM OBLIGATIONS UNDER OTHER TRANSACTION
         DOCUMENTS

         The Trust Manager shall properly perform the functions which are necessary for it to perform under the other Transaction Documents to which it is a party.

17.19    TRUST MANAGER TO PROVIDE PERSONNEL AND SYSTEMS

         The Trust Manager shall at its own expense, procure sufficient trained and experienced personnel, equipment and systems to enable it to carry out its obligations under this deed and shall at all times maintain complete and accurate records, books of account and an adequate system of internal controls so as to perform its obligations under this deed.

17.20    ADDITIONAL COVENANTS BY TRUST MANAGER

         The Trust Manager shall:

         (a) (ACT HONESTLY) act honestly and in good faith and comply with all laws in the performance of its duties and in the exercise of its discretions under this deed;

         (b) (PRUDENTLY) manage the Trust exercising the degree of diligence and care reasonably expected of an appropriately qualified manager, having regard to the interests of the Beneficiaries, the Noteholders and the other Creditors;

         (c) (CONDUCT ITS BUSINESS PROPERLY) use reasonable endeavours to carry on and conduct its business in so far as it relates to this deed in a proper and efficient manner;

         (d) (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS) do everything and take all such actions which are necessary (including obtaining all such Authorisations as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Trust Manager under this deed;

         (e) (NOTIFY DEFAULTS) promptly, on an officer of the Trust Manager who has responsibility for the transactions contemplated by the Transaction Documents for a Trust, becoming actually aware, notify the Trustee and the Designated Rating Agency of any Trust Manager's Default, Event of Default, Servicer Transfer Event or any

--------------------------------------------------------------------------------
                                                                         PAGE 74

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Adverse Effect relating to that Trust and at the same time or as soon as possible afterwards provide details of that default or effect;

         (f) (NOT MERGE) not merge or consolidate into another entity unless the surviving entity assumes the obligations of the Trust Manager under the Transaction Documents;

         (g) (INVESTMENT RATE) where so required under a Series Notice, calculate Investment Rates; and

         (h) (SUPPORT FACILITIES) perform all obligations within its power to ensure that all Support Facilities for each Trust are maintained and available to the Trustee.

18.      TRUST MANAGER'S FEE
--------------------------------------------------------------------------------

         In consideration of the Trust Manager performing its function and duties under this deed, it shall be entitled to be paid from each Trust a fee in the amount and at the times set out in the corresponding Series Notice.

19.      RETIREMENT, REMOVAL AND REPLACEMENT OF TRUST MANAGER
--------------------------------------------------------------------------------

19.1     RETIREMENT ON TRUST MANAGER'S DEFAULT

         The Trust Manager shall retire from the management of the Trusts if and when directed to do so by the Trustee in writing (which direction must be copied to each Servicer and the Designated Rating Agency). A direction may only be given on the Trustee becoming actually aware of the occurrence of any or more of the following events (each a TRUST MANAGER'S DEFAULT).

         (a) (COLLECTIONS AND DISTRIBUTIONS) The Trust Manager fails to make any payment required from it within the time period specified in a Transaction Document, and that failure is not remedied within 5 Business Days of receipt from the Trustee of notice of that failure.

         (b) (INSOLVENCY EVENT) An Insolvency Event has occurred and is continuing in relation to the Trust Manager.

         (c)    (BREACH BY THE TRUST MANAGER)

                (i) The Trust Manager breaches any obligation or duty imposed on the Trust Manager under this deed, any other Transaction Document or any other deed, agreement or arrangement entered into by the Trust Manager under this deed in relation to the Trust;

                (ii) the Trustee reasonably believes that breach has a Adverse Effect; and

                (iii) the Trust Manager fails after 30 days' notice from the Trustee (which notice specifies the breach with reasonable particularity and requires rectification) to remedy that breach

--------------------------------------------------------------------------------
                                                                         PAGE 75

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                          or pay compensation to the Trustee for its loss from such breach,

                  except, in each case, where the Trust Manager has relied on information provided, or other action taken, by a Servicer or has not received information from the Servicer which the Trust Manager requires to comply with the obligation or duty.

         (d) (MISREPRESENTATION) A representation, warranty or statement by or on behalf of the Trust Manager in a Transaction Document or a document provided under or in connection with a Transaction Document, is not true in a material respect or is misleading when repeated and is not remedied to the Trustee's reasonable satisfaction within 90 days after notice from the Trustee where (as determined by the Trustee) it has an Adverse Effect.

         The costs of removal of a Trust Manager in default shall be borne by the Trust Manager. The Trust Manager indemnifies the Trustee and the Trust for those costs.

19.2     TRUSTEE MAY REMOVE RECALCITRANT TRUST MANAGER

         In default of the Trust Manager retiring in accordance with clause 19.1 within 30 days of being directed by the Trustee in writing so to do, the Trustee must by deed poll executed by the Trustee remove the Trust Manager from the management of the Trusts except that:

         (a) until a replacement Trust Manager is appointed under clause 19.3, the Trust Manager must continue as Trust Manager; and

         (b)    if a replacement Trust Manager is not appointed under clause
                19.3 within 120 days of the Trustee electing to appoint a new Trust Manager, the Trustee will be the new Trust Manager.

19.3     TRUSTEE APPOINTS REPLACEMENT TRUST MANAGER

         On the retirement or removal of the Trust Manager, the Trustee shall be entitled to appoint some other corporation to be the Trust Manager of the Trusts provided that appointment will not materially prejudice the interests of Noteholders. Until that appointment is complete the Trustee may and, if required under clause 19.2(b) shall, subject to this deed and to any approval required by law, act as Trust Manager and will be entitled to the Trust Manager's Fee for the period it acts as Trust Manager. A new Trust Manager shall not be appointed without prior notice being given by the Trustee to the Designated Rating Agency.

19.4     VOLUNTARY RETIREMENT

         The Trust Manager may, subject to clause 19.5, resign on giving to the Trustee (with a copy to the Designated Rating Agency) not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

--------------------------------------------------------------------------------
                                                                         PAGE 76

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


19.5     NO RESIGNATION BY TRUST MANAGER UNLESS SUCCESSOR APPOINTED

         The Trust Manager must not, subject to clause 19.6, resign under clause
         19.4 unless:

         (a)    either:

                (i) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trust Manager under this deed and the relevant Series Notices as its successor, and executes such documents as the Trustee requires to become bound by this deed and the relevant Series Notices, with effect from that date, as if it had originally been a party to this deed and the relevant Series Notice as the Trust Manager; or

                (ii) the Trustee elects not to appoint a successor Trust Manager, and to perform itself the obligations and functions which this deed and the relevant Series Notices contemplate being performed by the Trust Manager;

         (b) the appointment of the successor Trust Manager, or (as the case may be) the election of the Trustee, will not materially prejudice the interests of Noteholders; and

         (c) in the case of the appointment of a successor Trust Manager pursuant to paragraph (a), the appointment is approved by the Trustee.

19.6     TRUSTEE TO ACT AS TRUST MANAGER IF NO SUCCESSOR APPOINTED

         If at the end of the period of notice specified in a notice given under clause 19.4, no successor Trust Manager has been appointed, as contemplated by clause 19.5(a)(i):

         (a) the Trustee must itself perform the obligations and functions which this deed contemplates being performed by the Trust Manager, until a successor Trust Manager is appointed in accordance with this deed; and

         (b)    the resignation of the Trust Manager will become effective.

19.7     RELEASE OF OUTGOING TRUST MANAGER

         On retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Trust Manager under this deed at that date, the outgoing Trust Manager shall be released from all further obligations under this deed but no release under this clause 19.7 shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trust Manager or its officers, employees, agents or delegates.

19.8     NEW TRUST MANAGER TO EXECUTE DEED

         (a) A new Trust Manager shall execute a deed in such form as the Trustee may require under which the new Trust Manager undertakes to the Trustee, the Beneficiaries and the Noteholders jointly and severally to be bound by all the covenants on the part of the Trust

--------------------------------------------------------------------------------
                                                                         PAGE 77

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Manager under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction Documents.

         (b) On and from the date of execution of the new deed, the new Trust Manager shall and may afterwards exercise all the powers, enjoy all the rights and shall be subject to all the duties and obligations of the Trust Manager under the Transaction Documents as fully as though the new Trust Manager had been originally named as a party to the Transaction Documents.

19.9     SETTLEMENT AND DISCHARGE

         The Trustee shall settle with the outgoing Trust Manager the amount of any sums payable by the outgoing Trust Manager to the Trustee or by the Trustee to the outgoing Trust Manager and shall give to or accept from the outgoing Trust Manager a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Trust Manager, the new Trust Manager, the Beneficiaries and the Noteholders.

19.10    DELIVERY OF BOOKS, DOCUMENTS, ETC

         (a) On the retirement or removal of the Trust Manager in accordance with the provisions of this clause 19 the outgoing Trust Manager shall immediately deliver to the new Trust Manager appointed in respect of any Trust (or the Trustee if it is acting as Trust Manager) the Data Base and all other books, documents, records and property relating to the Trusts and any other information relating to a Trust or the outgoing Trust Manager as the Trustee or new Trust Manager may reasonably request. The reasonable costs and expenses of this incurred by the new Trust Manager (but not the outgoing Trust Manager) are to be paid out of the relevant Trust.

         (b) The outgoing Trust Manager shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trustee and the new Trust Manager shall produce the originals of such books, documents and records in its possession on the giving of reasonable written notice by the outgoing Trust Manager.

19.11    NOTICE TO NOTEHOLDERS OF NEW TRUST MANAGER

         As soon as practicable after the appointment of a new Trust Manager under this clause 19, the new Trust Manager shall notify the Noteholders of its appointment.

19.12    WAIVER OF TRUST MANAGER'S DEFAULTS

         Subject to first giving notice to the Designated Rating Agency, the Trustee may waive any Trust Manager's Default. On any such waiver, the default shall cease to exist, and that Trust Manager's Default shall be deemed to have been remedied for every purpose of this deed. No such waiver shall extend to any subsequent or other default or impair any right consequent on a Trust Manager's Default except to the extent expressly waived.

--------------------------------------------------------------------------------
                                                                         PAGE 78

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


20.      TRUSTEE'S POWERS
--------------------------------------------------------------------------------

20.1     GENERAL POWER

         Subject to this deed, the Trustee shall have all the rights, powers and discretions over and in respect of the Assets of the Trusts which it could exercise if it were the absolute and beneficial owner of such Assets.

20.2     SPECIFIC POWERS

         Without in any way affecting the generality of the above or the other provisions of this deed, but subject to the Trustee's obligations under this deed, the Trustee shall have the following powers (which shall be construed as separate and independent powers of the Trustee):

         (a) (ENTER INTO LOAN SECURITIES) to enter into, provide, purchase and acquire Loans on the security of Loan Securities and Related Securities;

         (b) (DEAL IN OTHER AUTHORISED INVESTMENTS) to make, purchase, acquire or dispose of any other Authorised Investment for cash or on terms;

         (c) (FEES AND EXPENSES) to pay all fees payable under this deed and all Expenses which were properly incurred in respect of a Trust;

         (d) (ADVISORS) to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisors, real estate agents, contractors, qualified advisors, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed in order that it may properly exercise its powers and perform its obligations under this deed;

         (e) (EXECUTE PROXIES, ETC) to execute all such proxies and other instruments as may be necessary or desirable to enable the Trustee, or any officer, delegate or agent of the Trustee to exercise any power, discretion or right of the Trustee as the Trustee shall in its absolute discretion see fit;

         (f) (DEALINGS OVER MORTGAGED LAND) to consent to any mortgage, lease and/or sub-lease of or dealing with the property (including
                Land) over which a Loan Security is held provided that, in the case of any such mortgage, the Loan Security held by the relevant Trust is not prejudiced by or ranks or will rank in priority to any dealing for which consent is sought;

         (g) (DISCHARGE LOANS) subject to this deed and the other relevant Transaction Documents, to grant any form of discharge or release or partial discharge or release of any Loan, Loan Security or Related Security where to do so is in the opinion of the Trustee not prejudicial to the relevant Trust (and, without limitation, will not have the effect of removing a Loan from the coverage of any Support Facility prior to the receipt of all moneys owing or which may become owing under the Loan) and to execute all deeds or other

--------------------------------------------------------------------------------
                                                                         PAGE 79

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                documents as shall be necessary or incidental to such a discharge or release and to deal with certificates of title or other indicia of title as the Trustee sees fit;

         (h) (POWERS OF MORTGAGEE) subject to this deed and the other relevant Transaction Documents, to exercise any power of sale arising on default under any Loan, Loan Security or Related Securities or any other right or remedy accruing in respect of any Trust in relation to any Asset, Support Facility or other Transaction Document and to exercise all customary powers, authorities and discretions following on the exercise of that power, right or remedy where the Trustee considers it is in the interests of the relevant Trust;

         (i) (PROCEEDINGS) to institute, prosecute, defend, settle and compromise legal or administrative proceedings of any nature and generally to enforce and pursue its rights under and in respect of Assets;

         (j) (WAIVERS) wherever it thinks it expedient or desirable in the interests of any Trust, to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

         (k) (AUSTRACLEAR) register Austraclear as the holder of Notes, and to lodge Note Acknowledgements and Marked Note Transfers with Austraclear, to facilitate transactions through the Austraclear System;

         (l) (EUROCLEAR AND CEDELBANK) to lodge Notes, or arrange for Notes to be lodged with, Euroclear or Cedelbank, or a depository for Euroclear and/or Cedelbank;

         (m) (NOTES) subject to this deed and the other relevant Transaction Documents, to borrow and raise moneys by the issue of Notes as provided in this deed;

         (n) (OTHER BORROWINGS) to borrow, raise moneys or procure financial accommodation where the Trustee considers the same to be in the interests of the relevant Trust on such terms and conditions as the Trust Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

         (o) (TRANSACTION DOCUMENTS) to enter into and perform its obligations under any Transaction Document containing such terms and conditions as the Trust Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

         (p) (INSURANCE) insure any Asset for amounts, on conditions and for types of insurance determined to be necessary by the Trust Manager;

         (q) (ATTEND MEETINGS) attend and vote at meetings in accordance with the written directions of the Trust Manager;

         (r) (INDEMNITY) give an indemnity out of a Trust on any terms whatsoever to such persons and against such expenses and damages as the Trust Manager reasonably considers necessary or desirable and that are acceptable to the Trustee;

         (s) (UNDERTAKINGS IN TRANSACTION DOCUMENTS) without limiting the above provisions of this clause 20.2, give any representation,

--------------------------------------------------------------------------------
                                                                         PAGE 80

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                warranty, indemnity or other undertaking required in respect of a Support Facility, or other Transaction Documents, the sale or issue of Notes or other transaction in any way relating to a Trust as the Trust Manager thinks fit and that are acceptable to the Trustee (acting reasonably, even if the subject matter of such representation, warranty, indemnity or other undertaking may refer to the Trustee in its personal capacity or otherwise to the Trustee's personal affairs provided that any such representation, warranty, indemnity or undertaking referring to the Trustee in its personal capacity or to its personal affairs must be acceptable to the Trustee in its absolute discretion;

         (t) (CUSTODY) appoint the Servicer in respect of a Trust to undertake custodial duties in accordance with the relevant Servicing Agreement;

         (u) (TRANSFER ASSETS) transfer any of the Assets of a Trust to another Trust in accordance with the relevant Transaction Documents;

         (v) (PAYMENT DIRECTION) where a person owes an amount to the Trustee as trustee of any Trust, direct that debtor to make that payment to another person on behalf of the Trustee, including direct payments due in respect of Loans to be made to the Servicer;

         (w) (CURRENCY CONVERSION) convert currencies on such terms and conditions as the Trust Manager thinks fit and that are acceptable to the Trustee acting reasonably

         (x) (STOCK EXCHANGE) list and maintain the listing of the Notes on any stock exchange; and

         (y) (INCIDENTAL POWERS) with the written agreement of the Trust Manager (that agreement not to be unreasonably withheld), to do all such things incidental to any of the above powers or necessary or convenient to be done for or in connection with any Trust or the Trustee's functions under this deed.

20.3     POWERS TO BE EXERCISED WITH OTHERS

         The Trustee's rights, powers and discretions under this deed shall be exercised by such persons, or exercised in conjunction with, with the approval of, or at the discretion of such persons, as contemplated by this deed or any other Transaction Document.

20.4     DELEGATION BY THE TRUSTEE

         (a) In exercising any right, power, authority, discretion or remedy conferred on the Trustee by this deed or any applicable law but subject to clause 20.4(d), the Trustee may, with the approval of the Trust Manager and subject to the covenants on the part of the Trustee contained in this deed, authorise in writing specified parties to act as its delegate, attorney or agent (in the case of a joint appointment, either severally or jointly and severally) to perform its functions under the Transaction Documents (including a power to sub-delegate). The Trustee may include provisions in the

--------------------------------------------------------------------------------
                                                                         PAGE 81

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                authorisation to protect and assist those dealing with the delegate, attorney or agent as the Trustee thinks fit.

         (b) The Trustee must not delegate to any person any of its trusts, duties, powers, authorities and discretions under this deed in relation to the trusts contained in this deed except:

                (i) subject to this clause, to a Related Corporation of the Trustee;

                (ii) in accordance with the provisions of this deed (including without limitation, clause 20.4(d));

                (iii) to Austraclear (in respect of which the Trustee is not liable for its acts or omissions).

         (c) Where the Trustee delegates any of its trusts, duties, powers, authorities and discretions to any person who is a Related Corporation of the Trustee, the Trustee at all times remains liable for the acts or omissions of such Related Corporation when acting as a delegate.

         (d)    The Trustee must not delegate:

                (i) the receipt or payment of money, otherwise than to an Approved Bank or Austraclear (or, in the case of the purchase price, sale proceeds or other moneys payable or receivable in respect of Authorised Investments to a solicitor, stockbroker, authorised dealer or real estate agent); or

                (ii) the exercise of any right of enforcement in respect of the Purchased Loans under a Sale Notice or in respect of any other assets of the Trust, other than under a Security Trust Deed.

         (e) The Trustee is liable for the action or inaction of any of its delegate to the same extent as if it had acted personally.

         (f)    The Trustee is liable for any attorney or agent if:

                (i) that attorney or agent was not appointed in good faith with due care by the Trustee; or

                (ii) the Trustee directs that the relevant action be taken or not be taken, as the case may be.

         (g)    (i)      Subject to paragraphs (a) to (f) of clause 20.4, the
                         Trustee may appoint an agent, including a manager, solicitor, accountant, broker or attorney to:

                         (A)      provide advice;

                         (B) do anything required or permissible regarding the administration and management of all the assets and property held by or on behalf of the Trustee under the Trust, including the receipt and payment of money and the execution of any document by the Trustee; and

                         (C)      transact any business.

--------------------------------------------------------------------------------
                                                                         PAGE 82

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) The Trustee may revoke any appointment under clause 20.4(g)(i).

20.5     GENERALLY UNLIMITED DISCRETION

         Subject to the Trustee duly observing its duties, covenants and obligations under this deed and any other Transaction Document, the Trustee has absolute discretion as to the exercise or non-exercise of the trusts, powers, authorities and discretions vested in it by this deed.

21.      TRUSTEE'S COVENANTS
--------------------------------------------------------------------------------

21.1     GENERAL

         The provisions contained in this clause 21 shall be for the benefit of the Trust Manager, each Servicer, the Beneficiaries, the Noteholders and other Creditors jointly and severally.

21.2     TO ACT CONTINUOUSLY AS TRUSTEE

         The Trustee shall act continuously as trustee of each Trust until the Trust is terminated as provided by this deed or the Trustee has retired or been removed from office in the manner provided under this deed.

21.3     TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

         The Trustee shall:

         (a) (ACT HONESTLY) act honestly and in good faith in the performance of its duties and in the exercise of its discretions under this deed;

         (b) (PRUDENTLY) subject to this deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under this deed, having regard to the interests of the Beneficiaries, the Noteholders and other Creditors;

         (c) (CONDUCT ITS BUSINESS PROPERLY) use its best endeavours to carry on and conduct its business in so far as it relates to this deed in a proper and efficient manner;

         (d) (RECORDS) keep, or ensure that the Trust Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Trustee;

         (e) (SEPARATE TRUSTS AND ASSETS) keep the Trusts separate from each other Trust which is constituted under this deed and account for Assets and liabilities of the Trust separately from those of other Trusts;

         (f) (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS) do everything and take all such actions which are necessary (including obtaining all appropriate Authorisations) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this deed,

--------------------------------------------------------------------------------
                                                                         PAGE 83

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                the Transaction Documents and all other Deeds, agreements and other arrangements entered into by the Trustee under this deed; and

         (g) (STOCK EXCHANGE) in respect of listed Notes, comply with the rules and regulations of the relevant Stock Exchange.

21.4     NO DISPOSITIONS OF ASSETS EXCEPT IN ACCORDANCE WITH TRUST DEED

         Except as provided in any Transaction Document, the Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

21.5     INDEMNITY RE ACTS OF TRUSTEE'S DELEGATES

         Subject to clause 32.16 and this deed generally, the Trustee covenants that its officers, employees, agents, attorneys, delegates and sub-delegates shall duly observe and perform the covenants and obligations of this deed in the same manner as is required of the Trustee, and agrees to indemnify the Trust Manager for its own benefit or for the benefit of the Trusts (as the occasion may require) against any loss or damage that the Trusts, the Trust Manager, the Servicers, the Beneficiaries, the Noteholders or other Creditors incur or sustain in connection with, or arising out of, any breach or default by such officers, employees, agents, attorneys, delegates and sub-delegates in the observance or performance of any such covenant or obligation, to the extent that the Trustee would have been liable if that breach or default had been the Trustee's own act or omission.

21.6     FORWARD NOTICES ETC TO TRUST MANAGER

         The Trustee shall without delay forward to the Trust Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Trust except to the extent they are:

         (a)    private or confidential documents of the Trustee; or

         (b)    received from the Trust Manager.

21.7     TRUSTEE WILL IMPLEMENT TRUST MANAGER'S DIRECTIONS

         Subject to this deed and any other Transaction Document to which it is a party, the Trustee will act on all directions given to it by the Trust Manager in accordance with the terms of this deed.

21.8     CUSTODIAN

         (a) Subject to any relevant Series Notice, the Trustee will act as custodian of all Relevant Documents for each Trust and any other documents of title to or evidencing any Assets of each Trust in accordance with the relevant Servicing Agreement. In the absence of any agreed procedures the Trustee shall hold those documents on and in accordance with procedures which a reputable and prudent person in its position would adopt.

         (b) The Trustee may lodge any Relevant Document or any documents of title to or evidencing any Asset in its vault or, with the prior consent

--------------------------------------------------------------------------------
                                                                         PAGE 84

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                of the relevant Servicer and the Trust Manager, in the vault of a subcustodian, on behalf of the Trustee or with Austraclear or another recognised clearing system to the order of the Trustee or subcustodian on behalf of the Trustee.

         (c) Where the Trustee acts as custodian of any Relevant Document or any documents of title to or evidencing any Asset, it shall allow the Trust Manager and any relevant Servicer to have access to them during normal business hours on reasonable notice.

21.9     BANK ACCOUNTS

         The Trustee will open and operate the bank accounts in accordance with clause 26.

21.10    PERFORM TRANSACTION DOCUMENTS

         The Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of a Trust.

22.      TRUSTEE'S FEES AND EXPENSES
--------------------------------------------------------------------------------

22.1     TRUSTEE'S FEE

         In consideration of the Trustee performing its functions and duties under this deed, the Trustee shall be entitled to deduct from each Trust a fee in the amount and at the times set out in the corresponding Series Notice.

22.2     REIMBURSEMENT OF EXPENSES

         In addition to the Trustee's remuneration under clause 22.1, the Trustee shall pay, or be reimbursed, from a Trust all Expenses that relate to the Trust. These will be paid or reimbursed in accordance with the corresponding Series Notice.

22.3     SEGREGATION OF TRUST EXPENSES

         The Trust Manager directs the Trustee to segregate, and apply, all Expenses to the Trust to which they relate.

23.      REMOVAL, RETIREMENT AND REPLACEMENT OF TRUSTEE
--------------------------------------------------------------------------------

23.1     RETIREMENT FOR TRUSTEE'S DEFAULT

         The Trustee shall retire as trustee of the Trusts if and when directed to do so by the Trust Manager in writing (which direction must be copied to each Servicer and the Designated Rating Agency). A direction may only be given on the occurrence of one or more of the following events (each a TRUSTEE'S DEFAULT):

         (a) (INSOLVENCY EVENT) an Insolvency Event has occurred and is continuing in relation to the Trustee;

--------------------------------------------------------------------------------
                                                                         PAGE 85

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) (RATING DOWNGRADE) any action is taken by or in relation to the Trustee which causes the rating of any Notes to be downgraded;

         (c) (BREACH BY THE TRUSTEE) the Trustee, or any employee, delegate, agent or officer of the Trustee, breaches any obligation or duty imposed on the Trustee under this deed or any other Transaction Document in relation to a Trust (including any negligence or wilful default having regard to the interests of the relevant Mortgagees (as defined in the relevant Security Trust Deed)) where the Trust Manager reasonably believes it may have an Adverse Effect and the Trustee fails or neglects after 30 days' notice from the Trust Manager to remedy that breach;

         (d) (MERGER OR CONSOLIDATION) the Trustee merges or consolidates with another entity without obtaining the consent of the Trust Manager (which consent will not be unreasonably withheld in the case of a bona fide corporate reorganisation of the Trustee where no Insolvency Event has occurred) and ensuring that the resulting merged or consolidated entity assumes the Trustee's obligations under the Transaction Documents; or

         (e) (CHANGE IN CONTROL) there is a change in effective control of the Trustee from that subsisting as at the date of this deed unless approved by the Trust Manager.

23.2     TRUST MANAGER MAY REMOVE RECALCITRANT TRUSTEE

         In default of the Trustee retiring in accordance with clause 23.1 within 30 days of being directed by the Trust Manager in writing to do so the Trust Manager shall have the right to and shall by deed poll executed by the Trust Manager remove the Trustee from its office as trustee of the Trusts.

23.3     TRUST MANAGER APPOINTS REPLACEMENT

         On the retirement or removal of the Trustee under clause 23.1 or 23.2 the Trust Manager, subject to giving prior notice to the Designated Rating Agency shall be entitled to appoint in writing some other statutory trustee to be the Trustee under this deed provided that appointment will not in the reasonable opinion of the Trust Manager materially prejudice the interests of Noteholders. Until the appointment is completed the Trust Manager shall act as Trustee and will be entitled to the Trustee's Fee for the period it so acts as Trustee.

23.4     VOLUNTARY RETIREMENT

         The Trustee may, subject to clause 23.5, resign on giving to the Trust Manager (with a copy to the Designated Rating Agency) not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

23.5     NO RESIGNATION BY TRUSTEE UNLESS SUCCESSOR APPOINTED

         The Trustee must not, subject to clause 23.6, resign under clause 23.4 unless:

         (a)    either:

--------------------------------------------------------------------------------
                                                                         Page 86

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (i) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trustee under this deed and the relevant Series Notices as its successor, and executes such documents as the Trust Manager requires to become bound by this deed and the relevant Series Notices, with effect from that date, as if it had originally been a party to this deed and the relevant Series Notice as the Trustee; or

                (ii) the Trust Manager elects to perform itself the obligations and functions which this deed and the relevant Series Notices contemplate being performed by the Trustee;

         (b) the appointment of the successor Trustee, or (as the case may be) the election of the Trust Manager, will not materially prejudice the interests of Noteholders; and

         (c) in the case of the appointment of a successor Trustee pursuant to paragraph (a), the appointment is approved by the Trust Manager.

23.6     TRUST MANAGER TO ACT AS TRUSTEE IF NO SUCCESSOR APPOINTED

         If at the end of the period of notice specified in a notice given under clause 23.4, no successor Trustee has been appointed, as contemplated by clause 23.5(a)(i):

         (a) the Trust Manager must itself perform the obligations and functions which this deed contemplates being performed by the Trustee, until a successor Trustee is appointed in accordance with this deed; and

         (b)    the resignation of the Trustee will become effective.

23.7     TRUSTS TO BE VESTED IN NEW TRUSTEE

         The Trustee shall, on retirement or removal, vest the Trusts or cause these to be vested, in the new Trustee.

23.8     RELEASE OF OUTGOING TRUSTEE

         On retirement or removal and provided there has been payment to the Trust Manager or the new Trustee (as the case may be) of all sums due to it by the outgoing Trustee at that date, the outgoing Trustee shall be released from all further obligations under the Transaction Documents. No release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents or delegates.

23.9     NEW TRUSTEE TO EXECUTE DEED

         On appointment of the new Trustee of the Trusts the new Trustee shall:

         (a) execute a deed in such form as the Trust Manager may require under which it undertakes to the Trust Manager (for the benefit of the Trust Manager, each relevant Approved Seller, the Servicers, each relevant Beneficiary and the Noteholders jointly and severally) to be bound by

--------------------------------------------------------------------------------
                                                                         PAGE 87

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                all the obligations of the outgoing Trustee under the Transaction Documents from the date of the deed;

         (b) on and from the date of execution of the new deed, exercise all the powers, enjoy all the rights and be subject to all duties and obligations of the Trustee under the Transaction Documents as if the new Trustee had been originally named as a party to the Transaction Documents; and

         (c) indemnify the outgoing Trustee for the amount of all Notes issued in the name of the outgoing Trustee and maturing on or after the date of the retirement or removal of the outgoing Trustee and for all other liabilities and expenses incurred by the outgoing Trustee for which it is entitled to be indemnified out of the Trusts and which have not been recouped by it, but the liability of the new Trustee under such indemnity shall be limited to the same extent provided for in clause 32.16 and any payment shall rank in the same priority under clause 29 as the corresponding liability for which the outgoing Trustee claims such indemnification.

23.10    TRUST MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

         (a) The Trust Manager shall be entitled to settle with the outgoing Trustee the amount of any sums payable by the outgoing Trustee to the Trust Manager or the new Trustee or by the Trust Manager to the outgoing Trustee and to give or accept from the outgoing Trustee a discharge and any such agreement or discharge shall (except in the case of any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding on all persons (including the Trust Manager, the new Trustee, each relevant Approved Seller, each relevant Beneficiary and the Noteholders).

         (b) Even though no new Trustee is appointed in its place, the Trust Manager may make such arrangements as it thinks fit for the discharge of the outgoing Trustee from any existing liability and any liability which might arise under this deed and any discharge of the outgoing Trustee in accordance with such arrangements shall (except as stated above) be conclusive and binding on all persons claiming under the Transaction Documents.

23.11    OUTGOING TRUSTEE TO RETAIN LIEN

         Notwithstanding the retirement or removal of the outgoing Trustee and the indemnity in favour of the outgoing Trustee by the new Trustee as contemplated by clause 23.9(c), the outgoing Trustee will retain a lien over a Trust to meet claims of any Creditors of the Trustee as trustee of the Trust to the extent that the claims of those Creditors are not properly and duly satisfied by the incoming Trustee.

--------------------------------------------------------------------------------
                                                                         PAGE 88

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


23.12    DELIVERY OF BOOKS, DOCUMENTS, ETC

         (a) On the retirement or removal of the Trustee in accordance with the provisions of this clause 23 the outgoing Trustee shall immediately deliver to the new Trustee appointed in respect of any Trust (or the Trust Manager if it is acting as Trustee) the Data Base and all other books, documents, records and property relating to the Trusts. Any related costs and expenses incurred by the incoming Trustee (but not the outgoing Trustee) are to be paid out of the relevant Trust.

         (b) The outgoing Trustee shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trust Manager and the new Trustee shall produce the originals of such books, documents and records in its possession on the giving of reasonable written notice by the outgoing Trustee.

23.13    NOTICE TO NOTEHOLDERS OF NEW TRUSTEE

         As soon as practicable after the appointment of a new Trustee under this clause 23, the new Trustee shall notify the Noteholders of its appointment.

24.      APPOINTMENT OF SERVICER
--------------------------------------------------------------------------------

         Each Servicer shall be appointed, and shall act, as servicing agent for the Trustee in respect of any Loans, Loan Securities and Related Securities on and subject to the terms of the relevant Servicing Agreement.

25.      LEAD MANAGER
--------------------------------------------------------------------------------

25.1     APPOINTMENT OF LEAD MANAGER

         (a) The Trust Manager may appoint any one or more persons to be Lead Manager in relation to any issue of Notes, with remuneration determined by the Trust Manager. An issue of Notes may have more than one Lead Manager. An issue of Notes under a Trust may have a different Lead Manager, or different Lead Managers, from other issues of Notes under that Trust.

         (b) The Trust Manager may terminate the appointment of a Lead Manager at any time.

25.2     FEES

         The Trustee shall be entitled to pay from each Trust for which any person is a Lead Manager fees (if any) to that person in the amount and at the times set out in the corresponding Note Issue Direction.

--------------------------------------------------------------------------------
                                                                         PAGE 89

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


26.      BANK ACCOUNTS
--------------------------------------------------------------------------------

26.1     OPENING OF BANK ACCOUNTS

         (a) (COLLECTION ACCOUNT) The Trustee must open at least one account with an Approved Bank into which Collections can be paid.

         (b) (SEPARATE BANK ACCOUNTS FOR EACH TRUST) The Trustee must open and maintain a separate account with an Approved Bank in respect of each Trust.

         (c) (ADDITIONAL BANK ACCOUNTS) The Trustee may open such additional accounts with an Approved Bank in respect of a Trust as it sees fit or as required by the Transaction Documents. However, only the accounts specified in the Transaction Documents for a Trust may be opened.

         (d) (CHANGE BANK ACCOUNTS) If an account in respect of a Trust is held with a bank which ceases to be an Approved Bank then the Trustee shall as soon as practicable on becoming aware of that fact (and in any event within:

                (i) where the bank then has a rating of A-1 (S&P) or below, 5 days; or

                (ii)     otherwise, 30 days):

                         (A)      close that account: and

                         (B) transfer all funds standing to the credit of that account to another existing account in respect of that Trust with an Approved Bank or, if none, the Trustee shall immediately open an account with an Approved Bank.

26.2     LOCATION OF BANK ACCOUNTS

         (a) (CENTRAL BANK ACCOUNT) Unless otherwise directed in writing by the Trust Manager, the central bank account of each Trust shall be opened and maintained at a branch of an Approved Bank in Victoria.

         (b) (INTERSTATE BRANCH BANK ACCOUNTS) The Trustee may, if necessary or desirable for the operation of a Trust, open bank accounts with a branch outside Victoria of an Approved Bank provided that if such accounts are opened it shall enter into arrangements so that as soon as practicable after the receipt of moneys to the credit of such accounts, such moneys are to be transferred to the credit of the central bank accounts of the Trust in Victoria (subject to a direction to the contrary by the Trust Manager under clause 26.2(a)).

26.3     NAME OF BANK ACCOUNTS

         Each bank account for a Trust shall be opened by the Trustee in its name as trustee of the Trust.

--------------------------------------------------------------------------------
                                                                         PAGE 90

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


26.4     PURPOSE OF BANK ACCOUNTS

         No bank account shall be used for any purpose other than for the relevant Trust in respect of which the account is maintained and other than in accordance with this deed.

26.5     AUTHORISED SIGNATORIES

         The only authorised signatories for any bank account are to be officers or employees of the Trustee or any person nominated by the Trustee in writing.

26.6     TRUST MANAGER NOT ENTITLED TO HAVE ACCESS

         Except as expressly provided in this deed or any relevant Transaction Document, the Trust Manager may not withdraw money from any bank account for a Trust on its own behalf. However, the Trust Manager may:

         (a) obtain information about, negotiate interest rates for and make payments to any bank account for a Trust; and

         (b) direct the Trustee to withdraw money from any bank account for a Trust in accordance with the relevant Transaction Documents.

26.7     BANK STATEMENTS AND ACCOUNT INFORMATION

         (a) (COPIES OF BANK STATEMENTS) The Trustee shall promptly on receipt of a statement in respect of each bank account for a Trust provide a copy to the Trust Manager (and any other person from time to time specified by the Trust Manager).

         (b) (DIRECT ACCESS) Subject to the Privacy Act, the Trustee authorises the Trust Manager (and any other person from time to time specified by the Trust Manager) to obtain direct from an Approved Bank, statements and information in relation to each bank account of a Trust.

26.8     DEPOSITS

         Subject to this deed, the Servicing Agreement and any relevant Series Notice and except in respect of business transacted through the Austraclear System, the Trustee shall pay (or cause the relevant Servicer to pay) into a bank account of a Trust within one Business Day of receipt the following moneys and proceeds:

         (a) (SUBSCRIPTION MONEYS) all subscription moneys raised in respect of Notes issued by the Trustee as trustee of the Trust;

         (b) (PROCEEDS) all proceeds of the Authorised Investments and Support Facilities in respect of the Trust; and

         (c) (OTHER MONEYS) all other moneys received by the Trustee in respect of the Trust.

26.9     WITHDRAWALS

         Subject to this deed, the Trustee shall withdraw funds from a bank account of a Trust and apply the same when necessary for the following outgoings:

--------------------------------------------------------------------------------
                                                                         PAGE 91

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (a) (AUTHORISED INVESTMENTS) purchasing Authorised Investments and making payments required in connection with Authorised Investments;

         (b) (PAYMENTS TO CREDITORS ETC) making payments to the Creditors or the Beneficiary in relation to the Trust; and

         (c) (OTHER PAYMENTS) making payments to Austraclear or any other person of Expenses or other amounts entitled to be paid to or retained for their respective benefit under this deed or any other Transaction Document.

26.10    ALL TRANSACTIONS THROUGH CENTRAL ACCOUNTS

         (a) (RECEIPTS AND OUTGOINGS) Unless otherwise directed by the Trust Manager, all moneys and proceeds in relation to a Trust referred to in clause 26.8 shall, subject to clause 26.10(b), be credited to the central bank account of the Trust (whether credited direct to the central account or transferred from an interstate bank account of the Trust) and all outgoings of a Trust referred to in clause 26.9 shall, subject to clause 26.10(b), be paid from the central bank account of the Trust (either by direct payment or by transfer to an interstate bank account of the Trust).

         (b) (BANK CHARGES, ETC) Any amounts referred to in paragraph (i) of the definition of EXPENSES in clause 1.1 to the extent they relate to an interstate bank account of a Trust may be deducted or withdrawn direct from the interstate bank account.

27.      AUDITOR
--------------------------------------------------------------------------------

27.1     AUDITOR MUST BE REGISTERED

         The Auditor of each Trust shall be a firm of chartered accountants some of whose members are Registered Company Auditors.

27.2     APPOINTMENT OF AUDITOR

         The Auditor of each Trust shall be a person nominated by the Trust Manager and shall be appointed by the Trustee within three months of the creation of that Trust under this deed on such terms and conditions as the Trustee and the Trust Manager agree. The Auditor holds office subject to this clause.

27.3     REMOVAL AND RETIREMENT OF AUDITOR

         (a) (REMOVAL BY TRUSTEE) Subject to paragraph (b) the Trustee may, on giving one month's notice to the Auditor and the Designated Rating Agency, remove the Auditor as Auditor of a Trust on reasonable grounds (to be notified to the Trust Manager before notice of removal is given to the Auditors).

         (b) (REMOVAL AT REQUEST OF TRUST MANAGER OR NOTEHOLDERS) The Trustee may, on the recommendation of the Trust Manager and shall,

--------------------------------------------------------------------------------
                                                                         PAGE 92

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                if so requested by an Extraordinary Resolution of Noteholders of a Trust, remove the Auditor as Auditor of a Trust.

         (c) (RETIREMENT) An Auditor may retire at any time on giving six months' written notice (or such shorter period approved by the Trust Manager and the Trustee) to the Trustee of its intention to retire as Auditor of a Trust.

27.4     APPOINTMENT OF REPLACEMENT AUDITOR

         The Trustee shall fill any vacancy in the office of Auditor by appointing:

         (a) where the Auditor was removed by Extraordinary Resolution of Noteholders, and a person was nominated to be appointed as Auditor in that resolution, that person; or

         (b) in any other case, a person qualified to be appointed Auditor under this clause.

27.5     AUDITOR MAY HAVE OTHER OFFICES

         An Auditor may also be the auditor of the Trustee, the Trust Manager, a Servicer, a Lead Manager or any of their Related Corporations or of any other trust (whether of a similar nature to the Trusts or otherwise) but a member of the firm appointed as an Auditor may not be an officer or employee, or the partner of an officer or an employee, of the Trustee, the Trust Manager, a Servicer, the Lead Manager (if any) or any of their Related Corporations.

27.6     ACCESS TO WORKING PAPERS

         Each Auditor shall be appointed on the basis that it will make its working papers and reports available for inspection by the Trustee and the Trust Manager.

27.7     AUDITOR'S REMUNERATION AND COSTS

         The Trustee may pay out of a Trust, or reimburse itself from a Trust, the reasonable remuneration of the Auditor of the Trust as agreed between the Trust Manager and the Auditor and notified to the Trustee and any reasonable expenses of the Auditor of the Trust sustained in the course of the performance of the duties of the Auditor.

27.8     ACCESS TO INFORMATION

         The Auditor of a Trust shall be entitled to require from the Trust Manager and the Trustee, and they shall furnish to the Auditor, such information, accounts and explanations as may be necessary for the performance by the Auditor of its duties under this deed.

--------------------------------------------------------------------------------
                                                                         PAGE 93

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


28.      ACCOUNTS AND AUDIT
--------------------------------------------------------------------------------

28.1     KEEPING ACCOUNTS

         The Trust Manager shall, having regard to its functions, keep or cause to be kept accounting records which provide a true and fair view of all sums of money received and expended by or on behalf of each Trust, the matters in respect of which such receipt and expenditure takes place, of all sales and purchases of Authorised Investments and of the assets and liabilities of each Trust. The Trustee shall furnish to the Trust Manager from time to time any information it may have which is necessary for this purpose.

28.2     LOCATION AND INSPECTION OF BOOKS

         The accounting records of each Trust shall be kept at the office of the Trustee or the Trust Manager (as the case may be) or at such other place as the Trustee and the Trust Manager may from time to time agree and shall be open to the inspection of the Trust Manager, the Trustee, the Auditor of the Trust and the relevant Beneficiary on reasonable notice and during usual business hours.

28.3     ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED ACCOUNTING STANDARDS

         The accounting records of each Trust shall be maintained in accordance with the Approved Accounting Standards and in a manner which will enable true and fair Accounts of the Trust to be prepared and audited in accordance with this deed.

28.4     PREPARATION OF ANNUAL ACCOUNTS

         The Trust Manager shall cause the preparation of the Accounts for each Financial Year of each Trust.

28.5     ANNUAL AUDITED ACCOUNTS

         At the time of preparation of the Accounts for each Financial Year, the Trustee shall ensure that the Accounts prepared by the Trust Manager in respect of each Trust shall be audited by the Auditor.

28.6     INSPECTION AND COPIES OF AUDITED ACCOUNTS

         A copy of the audited Accounts of a Trust and any Auditor's report shall be available for inspection, but not copying, by the Noteholders in relation to the Trust at the offices of the Trust Manager.

28.7     TAX RETURNS

         The Trust Manager shall, or shall procure the Auditor to:

         (a) prepare and lodge all necessary income tax returns and other statutory returns for each Trust; and

         (b) confirm that all the income of each Trust has either been distributed or offset by deductible losses or expenses or that no Trust has any liability to pay income tax.

--------------------------------------------------------------------------------
                                                                         PAGE 94

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


28.8     AUDIT

         The Trustee must require the Auditor, as part of each annual audit carried out by the Auditor in relation to each Trust, to provide a written report to the Trustee and the Trust Manager as to:

         (a) the nature and extent of the audit performed (as specified by the Trustee to the Auditor); and

         (b) whether the Auditor is satisfied as to the correctness of the Accounts,

         that report to be in the form agreed by the Trustee and the Trust Manager.

28.9     NO RESPONSIBILITY FOR SERVICER

         Provided that it complies with its obligations under clause 17, the Trust Manager shall have no liability to any person under this clause 28 if it fails to keep records relating to the Assets of a Trust and that failure is caused by the failure of the relevant Servicer to keep any records and provide any reports which it is obliged to keep and provide under the relevant Servicing Agreement.

29.      PAYMENTS
--------------------------------------------------------------------------------

29.1     CASHFLOW ALLOCATION METHODOLOGY

         Collections in relation to a Trust and other amounts credited to the Collection Account for a Trust will be allocated by the Trust Manager on behalf of the Trustee, and paid by the Trustee as directed by the Trust Manager, in accordance with the Series Notice for that Trust.

29.2     PAYMENTS TO BENEFICIARY

         (a) (DISTRIBUTABLE INCOME ABSOLUTELY VESTED) The Beneficiary of a Trust shall as at the end of each Financial Year of that Trust have an absolute vested interest in the Distributable Income of that Trust for that Financial Year.

         (b) (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL YEAR) The Distributable Income of a Trust for a Financial Year (to the extent not previously distributed) shall, subject to clause 29.3, constitute a debt due as at the end of the Financial Year by the Trustee as trustee of the Trust to the Beneficiary entitled to the Distributable Income under clause 29.2(a) and shall, subject to clause 29.3, be payable under clause 29.2(c).

         (c) (PAYMENT OF DISTRIBUTABLE INCOME) Subject to clause 29.3, the Trustee may make interim distribution of the Distributable Income of a Trust to the relevant Beneficiary in accordance with the terms of the Series Notice for that Trust and shall as soon as practicable after the end of a Financial Year transfer an amount representing the Distributable Income of the Trust (to the extent not previously distributed) from the central bank account of the Trust to the bank accounts of the Beneficiary of the Trust.

--------------------------------------------------------------------------------
                                                                         PAGE 95

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) (RESIDUAL CAPITAL) On the termination of a Trust, the surplus capital of the Trust remaining after satisfaction by the Trustee of all its obligations in respect of the Trust shall be paid to the Beneficiary of the Trust.

29.3     SUBORDINATION OF BENEFICIARY'S ENTITLEMENTS

         (a) No moneys may be paid out of a Trust during a Financial Year to a Beneficiary under clause 29.2, whilst there is any amount due, but unpaid, which is in accordance with clause 29.1 to be paid in priority to those amounts and before the Trustee is satisfied, after consulting with the Trust Manager, that sufficient allowance has been made for those priority amounts in relation to the Trust, accruing during the Financial Year. To the extent that there is an amount payable under clause 29.1 which is to be paid in priority to the amounts payable to the Beneficiary, the Beneficiary directs the Trustee to meet the amount payable under clause 29.1 as an application of the Beneficiary's entitlement to the Distributable Income of the Trust.

         (b) Notwithstanding paragraph (a), once an amount is paid out of a Trust to a Beneficiary during a Financial Year, that amount may not be recovered from that Beneficiary for any reason or by any person except to the extent that amount was paid in error.

29.4     INSUFFICIENT MONEYS

         If after the application of the provisions of clauses 29.1 and 29.2 there is insufficient money available to the Trustee in respect of a Trust to pay the full amount due to Noteholders in the Trust, the deficiency shall, subject to the Series Notice for the Notes or any Class of the Notes issued in relation to the Trust, be borne by the Noteholders in the manner set out in the relevant Series Notice.

29.5     INCOME OR CAPITAL

         The Trust Manager shall determine whether any amount is of an income or capital nature in accordance with clause 29.6 and, subject only to a contrary determination by the Auditor of the relevant Trust in accordance with clause 29.6, the determination by the Trust Manager shall be final and binding.

29.6     INCOME OF TRUST

         (a)    The income of each Trust for each Financial Year will include:

                (i) any amount (including a profit made by the Trustee) which is included in the assessable income of the Trust for the purposes of the Taxation Act (other than Part IIIA);

                (ii) any realised capital gains derived by the Trustee to the extent to which the same are reflected in the net capital gain (if any) calculated under Part IIIA of the Taxation Act which is included in the assessable income of the Trust for the purposes of the Taxation Act,

--------------------------------------------------------------------------------
                                                                         PAGE 96

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                and otherwise will be determined in accordance with Approved Accounting Standards. All periodic income of the Trust will be deemed to accrue from day to day and will be brought to account as arising on a daily basis where that is required for tax purposes (using a daily accruals method of accounting where that is the method required for tax purposes).

         (b) The expenses of each Trust for each Financial Year will include losses or outgoings which are allowable deductions in calculating the net income of the Trust under Section 95(1) of the Taxation Act and otherwise will be determined in accordance with Approved Accounting Standards. All periodic expenses of the Trust will be deemed to accrue from day to day and will be brought to account on a daily basis where that is required for tax purposes (using a daily accruals method of accounting where that is the method required for tax purposes).

         (c) The Trust Manager will determine the Net Accounting Income for each Trust for each Financial Year by applying against the income of the Trust for that Financial Year:

                (i) so much of the expenses specified in paragraph (b) as are referable to that Financial Year; and

                (ii) any Net Accounting Loss carried forward from a preceding Financial Year.

                The balance of the income of the Trust for the Financial Year remaining after those applications will constitute the NET ACCOUNTING INCOME for that Financial Year except where the amount is negative, in which case, it will be the NET ACCOUNTING LOSS for that Financial Year.

         (d) The Net Accounting Income in respect of a Financial Year for each Trust will constitute the distributable income (DISTRIBUTABLE INCOME) of the Trust for that Financial Year.

30.      INDEMNITY
--------------------------------------------------------------------------------
         The Trust Manager fully indemnifies the Trustee from and against any expense, loss, damage, liability, fines, forfeiture, legal fees and related costs which the Trustee may incur (whether directly or indirectly) as a consequence of:

         (a)    any Trust Manager's Default;

         (b) a failure by the Trust Manager to perform its duties or comply with its obligations under any Transaction Document;

         (c) any fraud, negligence or wilful default on the part of the Trust Manager;

--------------------------------------------------------------------------------
                                                                         PAGE 97

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) any conduct or statement of the Trust Manager in relation to the issue of any Notes which is misleading or deceptive or likely to mislead or deceive; and

         (e) any material fact contained in any Information Memorandum for the issue of Notes which is misleading or deceptive or likely to mislead or deceive.

31.      REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------

31.1     GENERAL REPRESENTATIONS AND WARRANTIES

         Each party makes the following representations and warranties for the benefit of the others:

         (a) (STATUS) it is a corporation duly incorporated and existing under the laws of its place of incorporation and the Commonwealth of Australia;

         (b) (POWER) it has the power to enter into and perform its obligations under each Transaction Document to which it is a party, to carry out the transactions contemplated by this deed and to carry on its business as now conducted or contemplated;

         (c) (CORPORATE AUTHORISATIONS) it has taken all necessary action to authorise the entry into and performance of each Transaction Document to which it is a party and to carry out the transactions contemplated by such Transaction Documents;

         (d) (OBLIGATIONS BINDING) its obligations under each Transaction Document to which it is a party are legal, valid, binding and enforceable in accordance with their respective terms (subject to laws relating to solvency and general doctrines of insolvency, except in the case of an Approved Seller with respect to any Sale Notice and the transactions contemplated therein);

         (e) (TRANSACTIONS PERMITTED) the execution and performance by it of each Transaction Document to which it is a party and each transaction contemplated under those documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any provision of:

                (i) a law or treaty or a judgment, ruling, order or decree of a Government Agency binding on it (including Consumer Credit Legislation);

                (ii)      its constitution; or

                (iii) any other document or agreement which is binding on it or its assets,

                which is material in the context of performing its duties under each Transaction Document to which it is a party; and

--------------------------------------------------------------------------------
                                                                         PAGE 98

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (f) (AUTHORISATIONS) it holds all Authorisations necessary to carry on its business and to act as required by each Transaction Document to which it is a party and by law to comply with the requirements of any legislation and subordinate legislation (including, to the extent relevant, any Consumer Credit Legislation).

31.2     TRUSTEE ENTITLED TO ASSUME ACCURACY OF REPRESENTATIONS AND WARRANTIES

         Each Noteholder acknowledges that the Trustee is not under any obligation to:

         (a) make any enquiries which a prudent purchaser of such assets would be expected to make;

         (b) conduct any investigation to determine if the representations and warranties given by the Approved Seller in relation to the Loan, Loan Securities and Related Securities are incorrect; or

         (c)    to test the truth of those representations and warranties,

         and is entitled to conclusively accept and rely entirely on the Loans satisfying the Eligibility Criteria and on the accuracy of the representations and warranties made by a Servicer or an Approved Seller, unless the Trustee has actual notice of any event to the contrary.

32.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY
--------------------------------------------------------------------------------

         Without prejudice to any indemnity allowed by law or elsewhere in this deed given to the Trustee or the Trust Manager, it is expressly declared as follows.

32.1     RELIANCE ON CERTIFICATES

         The Trustee and the Trust Manager shall not incur any liability in respect of any action taken or thing suffered by it in reliance on any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document (including any of the above submitted or provided by the Trust Manager (in the case of the Trustee only), by the Trustee (in the case of the Trust Manager only) or by an Approved Seller or a Servicer) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

         Without limiting the generality of the above the Trustee may conclusively rely on:

         (a) (STATEMENTS BY THE TRUST MANAGER) a statement by the Trust Manager that an investment of the Trust is an Authorised Investment or that the price paid by the Trustee to acquire the beneficial interest in the Authorised Investment equals the market price for that Authorised Investment (taking into account any relevant Hedge Agreement);

         (b) (NOTE ISSUE DIRECTIONS) a Note Issue Direction issued by the Trust Manager; and

--------------------------------------------------------------------------------
                                                                         PAGE 99

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (c) (CERTIFICATES) a certificate by the Trust Manager under this deed.

         In preparing any notice, certificate, advice or proposal the Trustee and the Trust Manager shall be entitled to assume that each person under any Authorised Investment, Support Facility, Loan, Loan Security, Related Securities, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to any Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

32.2     TRUSTEE AND TRUST MANAGER MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE

         (a)    (RELIANCE ON DOCUMENTS) Subject to sub-clause (b):

                (i) (TRUSTEE MAY ASSUME AUTHENTICITY) the Trustee shall be entitled to assume the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Trustee (other than a document executed or purporting to be executed by or on behalf of a Servicer, an Approved Seller or the Trust Manager, as to which clause 32.3 shall apply);

                (ii) (TRUSTEE NOT LIABLE FOR LOSS ON FORGERIES) the Trustee shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed;

                (iii) (TRUST MANAGER MAY ASSUME AUTHENTICITY) the Trust Manager shall be entitled to rely on the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Trust Manager (other than a document executed or purporting to be executed by or on behalf of the Trustee, an Approved Seller or a Servicer, as to which clause 32.4 shall apply); and

                (iv) (TRUST MANAGER NOT LIABLE FOR LOSS ON FORGERIES) the Trust Manager shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed.

         (b) (LIMITATIONS ON ASSUMPTIONS WHERE ACTUAL KNOWLEDGE) The Trustee or the Trust Manager shall not be entitled to the benefit of paragraph (a) in relation to an application, request or other instrument or document if it was actually aware that the signature was not genuine.

32.3     TRUSTEE'S RELIANCE ON TRUST MANAGER, APPROVED SELLER OR SERVICER

         (a) (TRUST MANAGER'S AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any certificate, notice, proposal, direction, instruction or

--------------------------------------------------------------------------------
                                                                        PAGE 100

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                other communication is to be given by the Trust Manager, an Approved Seller or a Servicer to the Trustee, the Trustee may accept as sufficient evidence as to the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trust Manager, the Approved Seller or the Servicer (as the case may be) or by any Authorised Signatory of the Trust Manager, the Approved Seller or the Servicer (as the case may be).

         (b) (TRUSTEE NOT LIABLE FOR LOSS) The Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trust Manager, an Approved Seller or a Servicer or any officer, employee, agent or delegate of the Trust Manager, the Approved Seller or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Trustee responsible for the administration of the Trust are not actually aware, or should not reasonably have been aware, that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Trustee in any step taken by it.

32.4     TRUST MANAGER'S RELIANCE ON TRUSTEE, APPROVED SELLER OR SERVICER

         (a) (TRUSTEE'S AUTHORISED SIGNATORIES ARE SUFFICIENT EVIDENCE) Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trustee, an Approved Seller or a Servicer to the Trust Manager, the Trust Manager may (unless, in the case of such communication from the Servicer, the Trust Manager and the Servicer are the same entity) accept as sufficient evidence as to the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trustee, the Approved Seller or the Servicer (as the case may be) or by any Authorised Signatory of the Trustee, the Approved Seller or the Servicer (as the case may be).

         (b) (TRUST MANAGER NOT LIABLE FOR LOSS) The Trust Manager shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trustee, an Approved Seller or (except where the Servicer is the Trust Manager) a Servicer, or any officer, employee, agent or delegate of the Trustee, the Approved Seller or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Trust Manager responsible for the administration of the Trust are not actually aware, or should not reasonably have been aware, that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Trust Manager in any step taken by it.

--------------------------------------------------------------------------------
                                                                        PAGE 101

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


32.5     COMPLIANCE WITH LAWS

         The Trustee and the Trust Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by law or of any decree, order or judgment of any competent court or other tribunal, the Trustee and/or the Trust Manager shall be hindered, prevented or forbidden from doing or performing.

32.6     TAXES

         The Trustee and the Trust Manager shall not be liable to account to any person for any payments made in good faith to any duly empowered Government Agency of any Australian Jurisdiction or any other place for Taxes or other charges on any of the Trusts or on any Notes or with respect to any transaction under or arising from this deed or any other Transaction Document notwithstanding that any such payment ought or need not have been made.

32.7     RELIANCE ON EXPERTS

         The Trustee and the Trust Manager may act on the opinion or statement or certificate or advice of or information obtained from the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only), a Servicer, barristers or solicitors (whether instructed by the Trust Manager or the Trustee), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Trustee and the Trust Manager shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information.

32.8     OVERSIGHTS OF OTHERS

         Subject to this deed, the Trustee and the Trust Manager shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only), a Servicer or agent appointed by the Trustee or the Trust Manager or on whom the Trustee or the Trust Manager is entitled to rely under this deed (other than a Related Corporation), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or advisor to the Trustee or the Trust Manager.

32.9     POWERS, AUTHORITIES AND DISCRETIONS

         Except as otherwise provided in this deed and in the absence of fraud, negligence or wilful default, the Trustee and the Trust Manager shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

--------------------------------------------------------------------------------
                                                                        PAGE 102

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


32.10    IMPOSSIBILITY OR IMPRACTICABILITY

         If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this deed or any other Transaction Document the Trustee and the Trust Manager shall not be under any liability and, except to the extent of their own fraud, negligence or wilful default, nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

32.11    DUTIES AND CHARGES

         The Trustee and the Trust Manager shall not be required to effect any transaction or dealing with any Notes or with all or any part of the Authorised Investments of a Trust on behalf or at the request of any Noteholder or other person unless such Noteholder or other person (as the case may be) shall first have paid in cash or otherwise provided to its satisfaction for all duties, Taxes, governmental charges, brokerage, transfer fees, registration fees and other charges (collectively DUTIES AND CHARGES) which have or may become payable in respect of such transaction or dealing but the Trustee and the Trust Manager shall be entitled if it so thinks fit to pay and discharge all or any of such duties and charges on behalf of the Noteholder or other person and to retain the amount so paid of any moneys or property to which such Noteholder or other person may be or become entitled under this deed.

32.12    LEGAL AND OTHER PROCEEDINGS

         (a) (INDEMNITY FOR LEGAL COSTS) The Trustee and the Trust Manager shall be indemnified out of a Trust for all legal costs and disbursements and all other cost, disbursements, outgoings and expenses incurred by the Trustee and the Trust Manager in connection with:

                (i) the enforcement or contemplated enforcement of, or preservation of rights under; and

                (ii)      without limiting the generality of sub-paragraph (a)
                          (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of, this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement, contemplated enforcement or preservation by the Trustee of the rights referred to in sub-paragraph (a)(i) or the court proceedings referred to in sub-paragraph (a)(ii) (other than in each case the defence of any action, suit, proceeding or dispute brought against the Trustee), and the basis of incurring any those costs, disbursements, outgoings and expenses by the Trustee;

                (iii) has been approved in advance by the Trust Manager or by an Extraordinary Resolution of the Noteholders of the Trust; or

                (iv) is regarded by the Trustee as necessary to protect the interests of the Noteholders in relation to the Trust following a breach

--------------------------------------------------------------------------------
                                                                        PAGE 103

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                          by the Trust Manager of its obligations under this deed and the Trustee reasonably believes that any delay in seeking an approval under sub-paragraph
                          (a)(iii) will be prejudicial to the interests of the Noteholders in relation to the Trust.

         (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC.) Each of the Trustee and the Trust Manager shall be entitled to claim in respect of the above indemnity from the relevant Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to such Trust the amount previously paid by such Trust to it in respect of that indemnity.

32.13    NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

         In the absence of fraud, negligence or wilful default on its part or on the part of any of its officers, employees, (in the case of the Trust Manager only) agents or (in the case of the Trust Manager only) delegates, none of the Trustee and the Trust Manager shall be liable personally in the event of failure to pay moneys on the due date for payment to any Noteholder, any Beneficiary, the Trust Manager (in the case of the Trustee), the Trustee (in the case of the Trust Manager) or any other person or for any loss howsoever caused in respect of any of the Trusts or to any Noteholder, any Beneficiary, the Trust Manager (in the case of the Trustee), the Trustee (in the case of the Trust Manager) or other person.

32.14    FURTHER LIMITATIONS ON TRUSTEE'S LIABILITY

         Subject to clause 20.4 and clause 32.3, the Trustee shall not be liable:

         (a) (FOR LOSS ON ITS DISCRETIONS) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trustee, or any of its officers or employees, constitutes fraud, negligence or wilful default;

         (b) (FOR LOSS ON TRUST MANAGER'S DISCRETIONS) for any losses, costs liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Trust Manager or the act or omission of the Trust Manager except to the extent that it is caused by the Trustee's, or any of its officer's or employee's, fraud, negligence or wilful default;

         (c) (FOR LOSS ON DIRECTIONS) for any losses, costs, damages or expenses caused by its acting on any instruction, information or direction given to it by:

                (i) the Trust Manager, a Servicer or an Approved Seller under this deed, any other Transaction Document or any other document;

--------------------------------------------------------------------------------
                                                                        PAGE 104

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) by any person under a Support Facility, Loan or Loan Security; or

                (iii)     an Obligor,

                except to the extent that it is caused by the Trustee's, or any of its officer's or employee's, fraud, negligence or wilful default;

         (d) (FOR CERTAIN DEFAULTS) for any Trust Manager's Default or any Insolvency Event with respect to an Approved Seller;

         (e) (FOR ACTS OF SERVICER) without limiting the Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of a Servicer in relation to its obligations under the relevant Servicing Agreement; or

         (f) (RESOLUTION OF NOTEHOLDERS) for any losses, costs, liabilities or expenses arising out of it:

                (i) acting in accordance with a resolution of Noteholders as provided under the Transaction Documents; or

                (ii) relying in good faith on any advice obtained from valuers, solicitors, barristers, surveyors, contractors, brokers, qualified advisors, accountants and other experts,

                except to the extent that it is caused by the Trustee's, or any of its officer's or employee's, fraud, negligence or wilful default.

         Nothing in this clause 32.14 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Trustee to supervise the Trust Manager in the performance of the Trust Manager's functions and duties, and the exercise by the Trust Manager of its discretions.

32.15    FURTHER LIMITATIONS ON TRUST MANAGER'S LIABILITY

         Subject to clause 32.4, the Trust Manager shall not be liable:

         (a) (FOR LOSS ON ITS DISCRETIONS) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trust Manager, or any of its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

         (b) (FOR LOSS ON TRUSTEE'S DISCRETIONS) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Trustee or the act or omission of the Trustee except to the extent that it is caused by the Trust Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default;

         (c) (FOR LOSS ON TRUSTEE'S DIRECTIONS) for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by:

--------------------------------------------------------------------------------
                                                                        PAGE 105

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (i) the Trustee, the Servicer or an Approved Seller under this deed, any other Transaction Document or any other document;

                (ii) by any person under a Support Facility, Loan or Loan Security; or

                (iii)     an Obligor,

                except to the extent that it is caused by the Trust Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default;

         (d) (FOR CERTAIN DEFAULTS) for any Trustee's Default or any Insolvency Event with respect to an Approved Seller; or

         (e) (FOR ACTS OF SERVICER) (where the Trust Manager is not the Servicer) for any act, omission or default of a Servicer in relation to its obligations under the relevant Servicing Agreement.

         Nothing in this clause 32.15 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Trust Manager to supervise the Trustee in the performance of the Trustee's functions and duties, and the exercise by the Trustee of its discretions.

32.16    LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

         (a) This deed applies to the Trustee only in its capacity as trustee of each Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of a Trust arising under or in connection with this deed or a Trust is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the relevant Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or a Trust.

         (b) The parties (including the Beneficiary) other than the Trustee may not sue the Trustee in any capacity other than as trustee of the relevant Trust or seek the appointment of a receiver (except in relation to the Assets of that Trust), liquidator, administrator or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to the Assets of that Trust).

         (c) The provisions of this clause 32.16 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under this deed or any other Transaction Document in relation to the relevant Trust or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust, as a result of the Trustee's fraud, negligence or wilful default.

--------------------------------------------------------------------------------
                                                                        PAGE 106

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) It is acknowledged that the Trust Manager and the Servicer are responsible under this deed and the other Transaction Documents for performing a variety of obligations relating to each Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under this deed) will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph
                (c) of this clause 32.16 to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager, the Servicer or any other person who provides services in respect of the Trust (other than a person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Trust Manager, the Servicer, or any other person who provides services in respect of the Trust (other than a person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the Trustee.

         (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this deed has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 32.16, provided (in the case of any person selected and appointed by the Trustee) that the Trustee has exercised reasonable care in the selection of such persons.

32.17    TRUSTEE'S RIGHT OF INDEMNITY - GENERAL

         (a) (INDEMNITY FROM EACH TRUST) Subject to this deed and without prejudice to the right of indemnity given by law to trustees, the Trustee will be indemnified out of each Trust against all losses and liabilities properly incurred by the Trustee in performing any of its duties or exercising any of its powers under this deed in relation to that Trust.

         (b) (PRESERVATION OF RIGHT OF INDEMNITY) Subject to clause 32.17(c), and without limiting the generality of clause 32.17(a), the Trustee's right to be indemnified in accordance with clause 32.17(a) and to effect full recovery out of a Trust, will apply in relation to any liabilities to Creditors of the Trust notwithstanding any failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including fraud, negligence or wilful default).

         (c) (INDEMNITY IN CERTAIN CIRCUMSTANCES HELD FOR TRUST CREDITORS) Subject to clause 32.17(d), if the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this deed or if any other act or omission occurs which may not entitle the

--------------------------------------------------------------------------------
                                                                        PAGE 107

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Trustee to be indemnified in accordance with clause 32.17(a) or to effect full recovery out of a Trust (including fraud, negligence or wilful default):

                (i) the Trustee may not receive or hold or otherwise have the benefit of the indemnity given in clause 32.17(a) otherwise than on behalf of and on trust for Creditors in relation to that Trust; and

                (ii) the Trustee may only be indemnified to the extent necessary to allow it to discharge its liability to Creditors in relation to that Trust.

         (d)    (NOT TO LIMIT RIGHTS OF OTHERS) Nothing in clauses 32.17(a) to
                (c) shall be taken to:

                (i) impose any restriction on the right of any Noteholder, a Beneficiary, the Trust Manager or any other person to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this deed (including fraud, negligence or wilful default); or

                (ii) confer on the Trustee a right to be indemnified out of a Trust against any loss the Trustee suffers in consequence of an action brought against it by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this deed (including fraud, negligence or wilful default).

         (e) (NOT TO LIMIT TRUSTEE'S DUTY) Nothing in this clause 32.17 shall limit the Trustee's duties and obligations under this deed or prevent or restrict any determination as to whether there has been, or limit the Trustee's personal liability under this deed for, a breach of trust or fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates.

32.18    TRUSTEE'S RIGHT OF INDEMNITY - CONSUMER CREDIT LEGISLATION

         (a) (INDEMNITY FROM EACH TRUST) Without prejudice to the right of indemnity given by law to trustees, and without limiting any other provision of a Transaction Document, the Trustee will be indemnified out of the assets of each Trust, free of any set off or counterclaim, against all Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of that Trust and arising in connection with the performance of its duties or exercise of its powers under this deed or a Transaction Document in relation to that Trust.

         (b) (PRESERVATION OF RIGHT AND INDEMNITY) The Trustee's right to be indemnified in accordance with clause 32.18(a) applies

--------------------------------------------------------------------------------
                                                                        PAGE 108

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                notwithstanding any allegation that the Trustee has incurred such Penalty Payment as a result of its negligence, fraud or wilful default or any other act or omission which may otherwise disentitle the Trustee to be so indemnified. However, the Trustee is not entitled to that right of indemnity to the extent that there is a determination by a relevant court of negligence, fraud or wilful default by the Trustee (provided that, until such determination, the Trustee is entitled to that right of indemnity or reimbursement but must, upon such determination, repay to the Trust any amount paid to it under this clause). The Trustee may in accordance with the Transaction Documents rely on others in relation to compliance with the Consumer Credit Legislation.

         (c) (OVERRIDING) This clause 32.18 overrides any other provision of this deed.

         (d) (NOMINATED CREDIT PROVIDER) Subject to the limitation of indemnity in paragraph (e), in jurisdictions where a provision identical to s169A of the Consumer Credit (Victoria) Code 1996 is not in operation, for so long as such a provision is not in operation, the Trustee and the Trust Manager agree that:

                (i) the Trust Manager shall be the "nominated credit provider" for the purposes of regulation 75 of any Consumer Credit Legislation in relation to the Trust; and

                (ii) the Trust Manager shall not cease to be the "nominated credit provider" until such time as:

                          (A) the Trust Manager is removed from the office of Trust Manager; and

                          (B) another person (other than the Trust Manager) becomes the "nominated credit provider" in relation to the Trust.

         (e) (INDEMNITY) The Trust Manager indemnifies the Trustee in relation to each relevant Trust, free of any set off or counterclaim, against all Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of that Trust and arising in connection with the performance of its duties or exercise of its powers under this deed in relation to that Trust, except to the extent that such Penalty Payments arose as a result of the fraud, negligence or wilful default of the Trustee.

         (f) The Trustee will call upon the indemnity under paragraph (e) before it calls upon the indemnity in paragraph (a). If any such claim is not satisfied within 3 Business Days of the claim being made, the Trustee may (without prejudice to its rights under any indemnity under paragraph (e)) exercise its right of indemnity referred to in paragraph (a).

         (g) The Trustee agrees that it will not grant an indemnity to any other person within the terms of paragraph (iv) of the definition of Penalty Payment without the prior written consent of the Trust Manager.

--------------------------------------------------------------------------------
                                                                        PAGE 109

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                In this clause 32.18, PENALTY PAYMENT means:

                (i) any civil or criminal penalty incurred by the Trustee under the Consumer Credit Legislation;

                (ii) any money ordered by a court or other judicial body to be paid by the Trustee in relation to any claim against the Trustee under the Consumer Credit Legislation;

                (iii) a payment by the Trustee, with the consent of the Trust Manager, in settlement of a liability or alleged liability under the Consumer Credit Legislation; or

                (iv) a liability under another indemnity for any liability under the Consumer Credit Legislation,

                and includes any legal costs and expenses incurred by the Trustee or which the Trustee is ordered by a court or other judicial body to pay (in each case charged at the usual commercial rates of the relevant legal services provider) in connection with paragraphs (i) to (iv) above.

32.19    EXTENT OF LIABILITY OF TRUST MANAGER

         Subject to clause 30, the Trust Manager shall not be personally liable to indemnify the Trustee or make any payments to any other person in relation to any Trust except that there shall be no limit on the Trust Manager's liability for any fraud, negligence or wilful default by it in its capacity as the Trust Manager of the relevant Trust.

32.20    RIGHT OF INDEMNITY

         The Trust Manager shall be indemnified out of the relevant Trust in respect of any liability, cost or expense properly incurred by it in its capacity as Trust Manager of the relevant Trust or so incurred by any of its delegates, sub-delegates or agents. The Trust Manager will not be so indemnified where any liability, cost or expense is caused by the negligence, fraud or wilful default of the Trust Manager.

32.21    CONFLICTS

         (a) (NO CONFLICT) Nothing in this deed shall prevent the Trustee, any Lead Manager, the Trust Manager or any Related Corporation or Associate of any of them or their directors or other officers (each a RELEVANT PERSON) from:

                (i) subscribing for purchase, holding, dealing in or disposing of any Notes;

                (ii) entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for any of the Trusts; or

                (iii) being interested in any such contract or transaction or otherwise at any time contracting or acting in any capacity as representative or agent.

--------------------------------------------------------------------------------
                                                                        PAGE 110

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) (NOT LIABLE TO ACCOUNT) A Relevant Person shall not be in any way liable to account to any Noteholder, any Beneficiary or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

         (c) (FIDUCIARY RELATIONSHIP) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to Noteholders, the Beneficiaries or any other person for any profits arising from any such contracts, transactions or offices.

32.22    TRUSTEE NOT OBLIGED TO INVESTIGATE THE TRUST MANAGER ETC

         The Trustee shall be responsible only for so much of the Authorised Investments, and the income and proceeds emanating from the Authorised Investments as may be actually transferred or paid to it and the Trustee is expressly excused from:

         (a) taking any action or actions to investigate the accounts, management, control or activities of the Trust Manager or any other person; or

         (b) inquiring into or in any manner questioning or bringing any action, suit or proceeding or in any other manner seeking to interfere with the management, control or activities (including the exercise or non-exercise of powers and discretions) of such persons or seeking to remove from office such persons, taking any steps or bringing any action, suit or proceedings or in any other manner seeking to vary, amend delete from or add to this deed or other instrument establishing the Trusts, or wind up any of such persons or vest the Trusts.

32.23    INDEPENDENT INVESTIGATION OF CREDIT

         (a) (TRUSTEE AND TRUST MANAGER MAY ASSUME INDEPENDENT INVESTIGATION) The Trustee and the Trust Manager shall be entitled to assume that each Noteholder has, independently and without reliance on the Trustee, the Trust Manager or any other Noteholder, and based on documents and information as each has deemed appropriate, made its own investigations in relation to the Notes, the Trustee, the Trust Manager and the provisions of this deed and any other Transaction Document.

--------------------------------------------------------------------------------
                                                                        PAGE 111

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) (ACKNOWLEDGEMENT OF INDEPENDENT INVESTIGATION) Each Noteholder agrees that it will, independently and without reliance on the Trustee, the Trust Manager, a Servicer or any other Noteholder and based on documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions as to all matters relating to this deed and any other Transaction Document.

32.24    INFORMATION

         Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Trustee under this deed or any other Transaction Document, the Trustee shall not have any duty or responsibility to provide any person (including any Noteholder or Beneficiary but not including the Trust Manager) with any credit or other information concerning the affairs, financial condition or business of any of the Trusts.

32.25    ENTERING INTO TRANSACTION DOCUMENTS

         Notwithstanding any other provision of this deed, the Trustee is not obliged to enter into any Transaction Document for a Trust unless the Trustee, with the agreement of the Trust Manager, has received independent legal advice (if required by the Trustee) in relation to the Transaction Document.

32.26    RELIANCE BY TRUSTEE

         The Trustee is entitled conclusively to rely on and is not required to investigate the accuracy of:

         (a)    the contents of a Sale Notice given to it by an Approved Seller;

         (b)    the contents of any Trust Manager's Report or Servicer's Report;

         (c) any calculations made by an Approved Seller, a Servicer or the Trust Manager under any Transaction Document including the calculation of amounts to be paid to, or charged against, Noteholders, the Beneficiary or the Seller on specified dates;

         (d)    the amount of, or allocation of, Collections;

         (e) the contents of any certificate provided to the Trustee under this deed and any certificate given by the Trust Manager or the Servicer pursuant to a report or otherwise pursuant to subsequent amendments to this deed or any Series Notice, unless actually aware to the contrary, and the Trustee is not liable to any person in any manner whatsoever in respect of all such matters.

32.27    INVESTIGATION BY TRUSTEE

         The Trust Manager, each Servicer, each Approved Seller, each Noteholder and the Beneficiary of each Trust acknowledges that:

         (a) the Trustee has no duty, and is under no obligation, to investigate whether a Trust Manager's Default or Servicer Transfer Event has occurred in relation to that Trust other than where it has actual notice;

--------------------------------------------------------------------------------
                                                                        PAGE 112

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) the Trustee is required to provide the notices referred to in this deed in respect of a determination of Adverse Effect only if it is actually aware of the facts giving rise to the Adverse Effect; and

         (c) in making any such determination, the Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

33.      NOTICES
--------------------------------------------------------------------------------

33.1     NOTICES GENERALLY

         Subject to clause 33.2,

         (a) (METHOD OF DELIVERY) and subject to paragraph (d), any notice, request, certificate, approval, demand, consent or other communication to be given under this deed must:

                (i) except in the case of communications by email, be in writing and signed by an Authorised Signatory of the party giving the same; and

                (ii)     be:

                         (A)      left at the address of the addressee;

                         (B) sent by prepaid ordinary post to the address of the addressee;

                         (C) by facsimile to the facsimile number of the addressee; or

                         (D) sent by email by an Authorised Signatory of the party giving the same to the addressee's specified email address;

         (b) (ADDRESS FOR NOTICES) the address and facsimile number of a party is the address and facsimile number notified by that party to the other parties from time to time;

         (c) (DEEMED RECEIPT) a notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                (i)      where delivered in person, upon receipt;

                (ii) where sent by post, on the 3rd (7th if outside Australia) day after posting;

                (iii) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                (iv) where sent by email, on the date that the email is received,

--------------------------------------------------------------------------------
                                                                        PAGE 113

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                however, if the time of deemed receipt of any notice is not before 5.30 pm local time on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day; and

         (d) (EMAIL) a notice, request, certificate, approval, demand, consent or other communication to be given under this deed may only be given by email where the recipient has agreed that that communication, or communications of that type, may be given by email.

33.2     NOTICES TO NOTEHOLDERS

         (a) A notice, request or other communication by the Trustee, the Trust Manager or a Servicer to Registered Noteholders shall be deemed to be duly given or made by:

                (i) an advertisement placed on a Business Day in The Australian Financial Review (or other nationally distributed newspaper); or

                (ii) mail, postage prepaid, to the address of the Noteholders as shown on the Register. Any notice so mailed shall be conclusively presumed to have been duly given whether or not the Noteholder actually receives the notice.

         (b) A notice, request or other communication by the Trustee, the Trust Manager or a Servicer to Noteholders other than Registered Noteholders shall be deemed to be duly given or made if given or made in accordance with the relevant Conditions.

33.3     NOTICES TO DESIGNATED RATING AGENCIES

         (a) The Trust Manager shall provide a copy of each notice, request or other communication by the Trustee, the Trust Manager or a Servicer to Noteholders in a Trust to each Designated Rating Agency (if any) for the Trust:

                (i) as from time to time agreed in writing with that Designated Rating Agency; and

                (ii) as required by a Transaction Document (including where a Transaction Document specifies that notice is to be given to each Designated Rating Agency, but the person who is to give that notice is not specified).

         (b) The Trust Manager, or failing it, the Trustee will notify each Designated Rating Agency as soon as practicable after all of the Notes in respect of a Trust have been repaid in full.

--------------------------------------------------------------------------------
                                                                        PAGE 114

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


34.      PAYMENTS GENERALLY
--------------------------------------------------------------------------------

34.1     PAYMENTS TO NOTEHOLDERS

         (a) Any payment made by or on behalf of the Trustee in respect of any Registered Note shall be made to the person whose name is, on the Record Date, entered in the relevant Register as the registered owner of the relevant Registered Note (or in the case of joint registered owners, to the person whose name first appears in the Register).

         (b) Any payment by or on behalf of the Trustee in respect of any Bearer Note shall be made in accordance with the relevant Series Notice.

34.2     PAYMENT METHODS - REGISTERED NOTES

         Any moneys payable by the Trustee, the Trust Manager or a Servicer to a Registered Noteholder or to a Beneficiary under this deed shall be paid by the Trustee in Melbourne or Sydney or if the Trustee elects may be paid by:

         (a) (CHEQUE) crossed NOT NEGOTIABLE cheque in favour of the Registered Noteholder or the Beneficiary (as the case may be) and despatched by post to the address of the Noteholder shown in the relevant Register on the Record Date or to the address of the Beneficiary for the purposes of clause 33;

         (b)    (ELECTRONIC TRANSFER) electronic transfer through Austraclear;

         (c) (DIRECT PAYMENT) by direct transfer to a designated account of the Registered Noteholder or the Beneficiary held with a bank or other financial institution in Australia; or

         (d) (OTHER AGREED MANNER) any other manner specified by the Registered Noteholder and agreed to by the Trust Manager and the Trustee.

34.3     PAYMENT TO BE MADE ON BUSINESS DAY

         If any payment is due under a Transaction Document on a day which is not a Business Day, the due date will be the next Business Day.

34.4     PAYMENT GOOD DISCHARGE

         (a) There is a full satisfaction of the moneys payable under a Registered Note, and a good discharge to the Trustee, the Trust Manager or a Servicer (as the case may be) in relation to that Registered Note, when the cheque is despatched by post in accordance with clause 34.2(a) or, if not posted, delivered to the Registered Noteholder or as directed by the Registered Noteholder. None of the Trustee, the Trust Manager or a Servicer shall be responsible for any moneys which are not credited to the bank account of a Registered Noteholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 34.2(c).

         (b) There is a full satisfaction of the moneys payable under a Bearer Note, and a good discharge to the Trustee, the Trust Manager or a

--------------------------------------------------------------------------------
                                                                        PAGE 115

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Servicer (as the case may be) in relation to that Bearer Note, when so provided under the relevant Series Notice.

34.5     TRUSTEE TO ARRANGE PAYMENTS

         The Trustee will:

         (a) prepare or cause to be prepared all cheques which are to be issued to Registered Noteholders and to Beneficiaries and stamp the same as required by law; or

         (b)    otherwise arrange payments under clause 34.20.

         The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

34.6     VALID RECEIPTS

         The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable or any loss or misapplication of such moneys.

34.7     TAXATION

         (a) (NET PAYMENTS) All payments in respect of the Notes shall be made free and clear of, and without deduction for, or by reference to, any present or future Taxes of any Australian Jurisdiction unless required by law.

         (b) (INTEREST WITHHOLDING TAX - REGISTERED NOTES) The Trustee or any person making payments on behalf of the Trustee will be obliged to deduct interest withholding tax imposed by the Commonwealth of Australia from payments of interest in respect of the Registered Notes to non-residents of the Commonwealth of Australia not carrying on business in the Commonwealth of Australia at or through a permanent establishment and to residents of the Commonwealth of Australia (INTEREST WITHHOLDING
                TAX) unless a certificate pursuant to Section 221YM of the Taxation Act is produced to the Trustee not later than close of business on the tenth Business Day immediately preceding the relevant payment date. The Trustee, or any person making any payments on behalf of the Trustee, is entitled to deduct Interest Withholding Tax in relation to payments on any Registered Notes.

         (c) (INTEREST WITHHOLDING TAX - BEARER NOTES) Payments on Bearer Notes by or on behalf of the Trustee will be made subject to deduction for any Interest Withholding Tax and all other withholdings and deductions referred to in the relevant Conditions.

         (d) (TAX FILE NUMBERS) The Trustee or any person making payments on behalf of the Trustee will be required to deduct tax-at-source on interest payments on any Registered Note to each Registered

--------------------------------------------------------------------------------
                                                                        PAGE 116

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                Noteholder at the highest personal marginal tax rate unless the Trustee receives from such Registered Noteholder the Tax File Number of that Registered Noteholder or evidence of any exemption the Registered Noteholder may have from the need to advise the Trustee of a Tax File Number. The Tax File Number or appropriate evidence (as the case may be) must be received by the Trustee not less than ten Business Days prior to the relevant payment date. The Trustee, or any person making any payments on behalf of the Trustee, is entitled to deduct any such tax-at-source required to be paid by it in relation to Registered Notes at that highest personal marginal tax if no Tax File Number is provided.

35.      AMENDMENT
--------------------------------------------------------------------------------

35.1     AMENDMENT WITHOUT CONSENT

         The Trustee, the Trust Manager and a Servicer (in relation to a Trust) may by way of supplemental deed alter, add to or modify this deed (including this clause 35) or a Series Notice in respect of any one or more Trusts so long as such alteration, addition or modification either complies with clause 35.2 or is:

         (a) (CORRECT MANIFEST ERROR) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) (COMPLY WITH LAW) necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Agency;

         (c) (CHANGE IN LAW) appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any Government Agency (including an alteration, addition or modification which is appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Trusts);

         (d) (NOT YET CONSTITUTED TRUST) to apply only in respect of a Trust not yet constituted under this deed; or

         (e) (OTHERWISE DESIRABLE) in the opinion of the Trustee desirable to enable the provisions of this deed to be more conveniently, advantageously, profitably or economically administered or is otherwise desirable for any reason.

35.2     AMENDMENT WITH CONSENT

         Where in the reasonable opinion of the Trustee a proposed alteration, addition or modification to this deed (except an alteration, addition or modification referred to in clause 35.1) is prejudicial or likely to be prejudicial

--------------------------------------------------------------------------------
                                                                        PAGE 117

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         to the interests of the Noteholders or a Class of Noteholders or the Beneficiaries in particular then constituted Trust such alteration, addition or modification may only be effected by the Trustee with the prior consent of the Noteholders or a Class of Noteholders (as the case may be) in the particular Trust under an Extraordinary Resolution of the Noteholders or a Class of Noteholders (as the case may be) in the Trust or with the prior written consent of the Beneficiaries (as the case may be).

35.3     COPY OF AMENDMENTS TO NOTEHOLDERS

         The Trustee shall on request by a Noteholder, provide the Noteholder with a copy of the supplemental deed effecting any alteration, addition or modification to this deed.

35.4     COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

         The Trust Manager shall provide a copy of a proposed alteration, addition or modification to any Transaction Document in relation to a Trust, where the Transaction Document requires notice be given to the Designated Rating Agency to each Designated Rating Agency (if any) for the Trust at least 5 Business Days (or such other period as may from time to time be agreed by the Trust Manager with the Designated Rating Agency) prior to any alteration, addition or modification taking effect.

36.      CONFIDENTIALITY
--------------------------------------------------------------------------------

         (a)    Each party agrees that:

                (i)      (A)       subject to sub-paragraph (a)(i)(B) and clause
                                   36(b), it will not disclose without the prior consent of the other (other than to the directors, employees, auditors, legal advisors, other professional advisors which it is entitled to consult under the Transaction Documents, affiliates or Related
                                   Corporations (collectively, REPRESENTATIVES) of such party, each of whom shall be informed by such party of the confidential nature of the Information and of the terms of this clause 36:

                                   (1) any information regarding, or copies of, any Transaction Document or any transaction contemplated by any Transaction Document; or

                                   (2)      any information regarding an
                                            Approved Seller which information is
                                            furnished by the Approved Seller to
                                            such party and which is designated
                                            by the Approved Seller to such party
                                            in writing as confidential or not
                                            otherwise available to the general
                                            public,

                                   (the information referred to in sub-
                                   paragraphs (a)(i)(A)(1) and (a)(i)(A)(2) is collectively referred to as the INFORMATION); and

--------------------------------------------------------------------------------
                                                                        PAGE 118

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                         (B)       such party may disclose any such Information:

                                   (1)      to any other party to this deed for
                                            the purposes contemplated by this
                                            deed;

                                   (2)      as may be required by any
                                            Governmental Agency;

                                   (3)      in order to comply with any law,
                                            order, regulation, regulatory
                                            request or ruling applicable to such
                                            party (including any request or
                                            requirement of the Australian Stock
                                            Exchange);

                                   (4)      subject to clause 36(c), in the
                                            event such party is legally
                                            compelled (by interrogatories,
                                            requests for information or copies,
                                            subpoena, civil investigative demand
                                            or similar process) to disclose any
                                            such Information;

                                   (5)      in the case of the Trustee, to a
                                            successor or bona fide potential
                                            successor as trustee of the Trust;

                                   (6)      to the Designated Rating Agency;

                                   (7)      to the provider, or potential
                                            provider, of a Support Facility;

                                   (8)      as required or contemplated by the
                                            Transaction Documents;

                                   (9) in any legal proceedings arising out of or in connection with any Transaction Document, as such party reasonably considers necessary to protect its interests; or

                                   (10)     with the prior written consent of
                                            the other party;

                (ii) it will use the Information solely for the purposes of evaluating, and administering the transactions contemplated by Transaction Documents, making any necessary business judgments with respect thereto and exercising its rights and performing its obligations under the Transaction Documents and in any event shall comply with the Privacy Act and all applicable privacy laws;

                (iii) it will, on demand, return (and cause each of its representatives to return) to the Approved Seller all documents or other written material received from the Approved Seller in connection with sub-paragraph
                          (a)(i)(A)(2) above and all copies thereof made by such party which contain the Information except to the extent that such Information forms part of the business records of that party, or is delivered to that party pursuant to an obligation to do so under any Transaction Document.

--------------------------------------------------------------------------------
                                                                        PAGE 119

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (b) This clause 36 shall be inoperative as to such portions of the Information which are or become generally available to the public or such party on a non-confidential basis or were known to such party on a non-confidential basis prior to its disclosure by the Approved Seller.

         (c) In the event that any party or anyone to whom such party or its representatives transmits the Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Information, such party will:

                (i) provide the Approved Seller with prompt written notice so that the Approved Seller may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this clause 36;

                (ii) take such action as required by any protective order or other appropriate remedy.

         (d) This clause 36 shall survive termination of this deed and the Transaction Documents.

         (e) Each party shall ensure that its officers, employees and agents comply with this clause 36 and any other confidentiality agreement between any Approved Seller and the Trustee relating to the transactions contemplated by this deed.

37.      MISCELLANEOUS
--------------------------------------------------------------------------------

37.1     DATA BASE TO BE RETAINED AS CONFIDENTIAL

         Each party shall retain as confidential to itself the Data Base in so far as the same is held by it and shall not disclose the Data Base to any other person (including any of its Related Corporations) except:

         (a) (TRANSACTION DOCUMENTS) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document to perform its respective duties and obligations;

         (b) (ENFORCEMENT) as required for the enforcement or attempted enforcement of any Transaction Document, Loan, Loan Security or Related Securities;

         (c) (PROFESSIONAL ADVISORS) to any professional advisor, delegate, agent or sub-agent of that party under a power contained in a Transaction Document;

         (d) (OFFICERS) to the officers, employees and directors of that party made in the performance by that party respectively of its duties and obligations under the Transaction Documents or at law;

         (e) (AUDITORS) to the Auditor of any Trust or as required by the Auditor of any Trust; or

--------------------------------------------------------------------------------
                                                                        PAGE 120

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (f) (LAW) as required by law or by any Government Agency or by the listing rules of any relevant Stock Exchange,

         subject in all cases to the Privacy Act.

37.2     CERTIFICATES BY TRUST MANAGER

         Any statement or certificate by the Trust Manager in relation to any act, matter, thing or state of affairs in relation to any of the Trusts, this deed or any other Transaction Document shall, in the absence of manifest error be final, be binding and conclusive on the Trustee, the Beneficiaries, the Noteholders and all other persons.

37.3     WAIVERS, REMEDIES CUMULATIVE

         Save as provided in this deed, no failure to exercise and no delay in exercising on the part of any party of any right, power or privilege under this deed shall operate as a waiver. Nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege.

37.4     RETENTION OF DOCUMENTS

         (a) All Applications for Notes, cancelled Note Acknowledgements, Note Transfers and instruments of transmission shall be retained by the Trust Manager (in paper or other form) for such period as required by law. On the expiration of that period, the document may be destroyed.

         (b) All files in respect of each Loan, Loan Security or Related Securities and related electronic data storage media held by a Servicer shall be retained by the Servicer (in paper or other form) for such period as required by law.

37.5     GOVERNING LAW

         This deed shall be governed by and construed in accordance with the laws of New South Wales. Each of the parties and the Noteholders submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

37.6     SEVERABILITY OF PROVISIONS

         Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is, as to that jurisdiction, ineffective to the extent of that prohibition or unenforceability. This does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

37.7     COUNTERPARTS

         This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

--------------------------------------------------------------------------------
                                                                        PAGE 121

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


37.8     INSPECTION

         The Noteholders may inspect a copy of this deed, each relevant Series Notice, Servicing Agreement and Security Trust Deed at the office of the Trust Manager during normal business hours, but shall not be entitled to a copy of any of them. However, any person wishing to inspect these documents must first undertake not to disclose the contents of the documents without the prior written consent of the Trust Manager and must first execute an agreement in relation to their confidentiality in such form as the Trust Manager may require.

37.9     ATTORNEYS

         Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.






--------------------------------------------------------------------------------
                                                                        PAGE 122

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


EXECUTED as a Deed in Sydney.


TRUSTEE


SIGNED SEALED and DELIVERED            )
on behalf of                           )
PERPETUAL TRUSTEES                     )
VICTORIA LIMITED                       )
by its attorney                        )
in the presence of:                    )
                                           -------------------------------------
                                           Signature


----------------------------------------   -------------------------------------
Witness                                    Print name


----------------------------------------
Print name


TRUST MANAGER


SIGNED SEALED and DELIVERED            )
on behalf of                           )
INTERSTAR SECURITIES                   )
(AUSTRALIA) PTY LIMITED                )
by its attorney                        )
in the presence of:                    )
                                           -------------------------------------
                                           Signature


----------------------------------------   -------------------------------------
Witness                                    Print name


----------------------------------------
Print name




--------------------------------------------------------------------------------
                                                                        PAGE 123

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE 1


APPLICATION FOR REGISTERED NOTES
--------------------------------------------------------------------------------

INTERSTAR MILLENNIUM SERIES [*] TRUST

TO: Perpetual Trustees Victoria Limited as trustee of the Interstar Millennium Series [*] Trust (the TRUSTEE)

FROM:    [*] (ACN [*]) of [*] (the APPLICANT).

1.       APPLICATION
--------------------------------------------------------------------------------

         The Applicant applies for the following Notes (the NOTES) to be issued by the Trustee as trustee of the Interstar Millennium Series [*] Trust (the TRUST) under the Master Trust Deed dated [*] 1999 (as amended from time to time) establishing the Interstar Millennium Trusts (the MASTER TRUST DEED):

         (a)    The Notes applied for are:

         (b)    The amount of Notes applied for is:

2.       APPLICANT BOUND
--------------------------------------------------------------------------------

         The Applicant agrees that the Notes will be issued subject to, and agrees to be bound by, the provisions of the Master Trust Deed, the Series Notice in relation to the Notes [and the Security Trust Deed dated [*] in relation to the Trust].

3.       ACKNOWLEDGEMENT BY APPLICANT
--------------------------------------------------------------------------------

         The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Notes is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed.

         The Applicant further acknowledges that:

         (c) it has independently and without reliance on the Trustee, the Trust Manager or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes; and

--------------------------------------------------------------------------------
                                                                        PAGE 124

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         (d) the Applicant's holding of the Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

4.       GENERAL
--------------------------------------------------------------------------------

         Payments due under the Notes may be made either by cheque posted to the above address or to the credit of the following account:

         Name of Bank:

         Address of Bank:

         Account Details:

         Account No.:

         Name of Account:

         A Marked Note Transfer of the abovementioned Notes is required: Yes/No.

         Applicant's Tax File Number:

5.       INTERPRETATION
--------------------------------------------------------------------------------

         Each expression used in this Application for Notes that is not defined has the same meaning as in the Master Trust Deed.


DATED:


SIGNED:


o This Application for Notes together with a cheque for the amount of the Notes applied for should be sent to the Trustee at the address above.

o Where the Applicant is a trustee, this Application for Notes must be completed in the name of the trustee and signed by the trustee without reference to the trust.

o Where this Application for Notes is executed by a corporation, it must be executed either under common seal or under a power of attorney.

o If this Application for Notes is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for Notes.



--------------------------------------------------------------------------------
                                                                        PAGE 125

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE 2


NOTE ACKNOWLEDGEMENT
--------------------------------------------------------------------------------


INTERSTAR MILLENNIUM TRUST NO. [*]


NAME:

[CLASS]:

INITIAL PRINCIPAL AMOUNT:

INTEREST RATE:

INTEREST PAYMENT DATES:

[PRINCIPAL REPAYMENT DATES]:

MATURITY DATE:


This confirms that:


NOTEHOLDER:

ACN (if applicable):

ADDRESS:


appears in the Register as the holder of the abovementioned Notes (the NOTES).

The Notes are issued by Perpetual Trustees Victoria Limited (ACN 004 027 258) (the TRUSTEE) in its capacity as trustee of the abovementioned Trust (the TRUST) under a Master Trust Deed dated [*] 1999 (as amended from time to time) establishing the Interstar Millennium Trusts (the MASTER TRUST DEED).

The Notes are issued subject to the provisions of the Master Trust Deed, the Series Notice in relation to the Notes and the Security Trust Deed dated [*] in relation to the Trust. A copy of the Trust Deed, the Series Notice and the Security Trust Deed are available for inspection by Noteholders at the offices of Interstar Securities (Australia) Pty Limited (ACN 087 271 109) (the TRUST MANAGER) at Level 31, 367 Collins Street, Melbourne, Victoria.

The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the Assets of the Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Trustee in relation to the Notes may only be satisfied out of the assets of the Trust except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates.

--------------------------------------------------------------------------------
                                                                        PAGE 126

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except (and to the extent) of any fraud, negligence or wilful default on the part of the Trustee or its officers or employees. Neither the Trustee nor the Trust Manager guarantees the payment of interest or the repayment of principal due on the Notes.

This Note Acknowledgement is not a certificate of title and the Register is the only conclusive evidence of the abovementioned Noteholder's entitlement to Notes.

Transfers of Notes must be under a Note Transfer in the form contained in
Schedule 4 to the Master Trust Deed (copies of which are available from the Trustee at its abovementioned address). Executed Note Transfers must be submitted to the Trustee.

Each expression used in this Note Acknowledgement that is not defined has the same meaning as in the Master Trust Deed.

This Note Acknowledgement and the Notes to which it relates will be governed by the laws of New South Wales.


EXECUTED in Victoria.


DATED:



------------------------
AUTHORISED SIGNATORY

FOR AND ON BEHALF OF PERPETUAL TRUSTEES VICTORIA LIMITED

--------------------------------------------------------------------------------
                                                                        PAGE 127

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE 3


NOTE ISSUE DIRECTION
--------------------------------------------------------------------------------

TO: PERPETUAL TRUSTEES VICTORIA LIMITED (ACN 004 027 258) as trustee of the Interstar Millennium Series [*] Trust (the TRUSTEE)

FROM: Interstar Securities (Australia) Pty Limited (ACN 087 271 109) (the TRUST MANAGER)

1.       PROPOSAL TO ISSUE NOTES
--------------------------------------------------------------------------------

         Under clause 12.1(a) of the Master Trust Deed dated [*] 1999 (as amended from time to time) establishing the Interstar Millennium Trusts (the TRUST DEED) the Trust Manager proposes and directs in this Note Issue Direction (the NOTE ISSUE DIRECTION) that the Trustee on [*] (the
         NOTE ISSUE DATE) will:

         (a) hold as trustee of the Interstar Millennium Series [*] Trust (the TRUST) on the terms of the Trust Deed the benefit of the Portfolio of Loans specified in [the attached Sale Notice/Annexure "A"] (the PORTFOLIO OF LOANS);

         (b) issue as trustee of the Trust the Notes specified below (the PROPOSED NOTES):

                (i) the name(s), total principal amount, total number and Subscription Amount of the proposed Notes are as follows:

                        (a)     Name(s):

                        (b)     Total principal amount:

                        (c)     Total number:

                        (d)     Subscription Amount:

                        (e)     Bearer/Registered Form:

                        (f)     Aggregate Initial Principal
                                Amount of each Note:

                        (g)     MBS Margin:

                        (h)     [Step-Up Margin:]

                        (i)     Initial Principal Amount:

                        (j)     Rating:

                        (k)     Issue Price:

                        (l)     Maturity Date:

--------------------------------------------------------------------------------
                                                                        PAGE 128

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                (ii) the proposed Notes [will/will not] constitute a Class separate from any other Notes previously issued by the Trustee as trustee of the Trust or from any other proposed Notes referred to in this Note Issue Direction.

                        [The details of each Class are as follows:

                        [SPECIFY INFORMATION IN (I) ABOVE FOR EACH CLASS]]

         [(c) pay to [[*] (the APPROVED SELLER) the principal amount of the Loans relating to the Portfolio of Loans at [date] (the CUT-OFF DATE) being $[*]; and]

         [(d)   the Lead Manager for the issue is [            ]].

2.       SECURITY TRUST DEED AND SUPPORT FACILITIES
--------------------------------------------------------------------------------

         For the purposes of clause 12.2(a)(viii) of the Trust Deed:

         (a) a Security Trust Deed for the Trust [must/need not] be put in place prior to the Note Issue Date.

         (b)    the following Support Facilities must be effected prior to the
                Note Issue Date:

         [INSERT DETAILS]

3.       SERIES NOTICE
--------------------------------------------------------------------------------

         The terms of the Series Notice for the proposed Notes [each Class of the proposed Notes] are contained [in the attached duly completed Series Notice/in the Series Notice attached to the Note Issue Direction dated [*]].

4.       TRUST MANAGER'S CERTIFICATIONS
--------------------------------------------------------------------------------

         For the purposes of clause 12.6(a) of the Trust Deed, but subject to the Trust Deed, the Trust Manager certifies to the Trustee that this
         Note Issue Direction, and each accompanying Series Notice, complies with the Trust Deed.

5.       INTERPRETATION
--------------------------------------------------------------------------------

         Each expression used in this Note Issue Direction that is not defined has the same meaning as in the Trust Deed.

DATED:


----------------------------
AUTHORISED SIGNATORY

--------------------------------------------------------------------------------
                                                                        PAGE 129

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


FOR AND ON BEHALF OF INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED











--------------------------------------------------------------------------------
                                                                        PAGE 130

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


RECEIPT


We acknowledge receipt of the above Note Issue Direction.

This acknowledgement shall not constitute a declaration by the Trustee that any property (including any Loan Security) shall be held on trust for any person.


DATED:



-------------------------
AUTHORISED SIGNATORY

FOR AND ON BEHALF OF PERPETUAL TRUSTEES VICTORIA LIMITED












--------------------------------------------------------------------------------
                                                                        PAGE 131

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


ANNEXURE "A"


LOANS




                      [Attach Sale Notice or specify Loans]




--------------------------------------------------------------------------------
                                                                        PAGE 132

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE 4


NOTE TRANSFER AND ACCEPTANCE
--------------------------------------------------------------------------------

INTERSTAR MILLENNIUM SERIES [*] TRUST

TO:      Perpetual Trustees Victoria Limited         Date Lodged [*]

         (ACN 004 027 258) as trustee of the         REGISTRY USE ONLY

         Interstar Millennium Series [*] Trust

         (the TRUSTEE)

TRANSFEROR

(Full name, ACN (if applicable) and address):

(please print)

APPLIES TO ASSIGN

AND TRANSFER TO

TRANSFEREE

(Full name, ACN (if applicable) and address):

(please print)

and its/their executors, administrators or assigns

The following Notes in the Interstar Millennium Series [*] Trust

Number of Notes:

Name:

[Class]:

Initial Principal Amount:

Interest Payment Dates:

[Principal Payment Dates]:

Maturity Date:

Settlement Amount: $[*]

and all my/our/its property and interests in rights to those Notes and to the interest accrued on them.


--------------------------------------------------------------------------------
                                                                        PAGE 133

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


TRANSFEROR
           --------------------------------------------------------

(Signature: see Notes)


WITNESS
        -----------------------------------------------------------

DATED:

TRANSFEREE
           --------------------------------------------------------

(Signature: see Notes)


WITNESS
        -----------------------------------------------------------

DATED:



PAYMENTS (Tick where appropriate)

o   In accordance with existing instructions (existing holders only)

o   By cheque posted to the above address

o By credit to the following account in Australia in the name of the Transferee only

       Tax File Number (if applicable):

       Authorised signature of Transferee
                                          -------------------------------------
       Date:

NOTES:

1. The Transferor and the Transferee acknowledge that the transfer of the Notes specified in this Transfer and Acceptance (the NOTES) shall only take effect on the entry of the Transferee's name in the Register as the registered owner of the Notes.

2. The Transferee agrees to accept the Notes subject to the provisions of the Master Trust Deed dated [*] 1999 (as amended from time to time) establishing the Interstar Millennium Trusts (the TRUST DEED), the Series Notice in relation to the Notes [and the related Security Trust Deed dated [*].]


3. The Transferee acknowledges that it has independently and without reliance on the Trustee, Interstar Securities (Australia) Pty Limited (ACN 087 271 109) (the TRUST MANAGER) or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes.

--------------------------------------------------------------------------------
                                                                        PAGE 134

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

4. The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the assets of the abovementioned Trust from time to time available to make such payments under the Trust Deed.

5. Where the Transferor and/or the Transferee is a trustee, this Note Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

6. Where this Note Transfer is executed by a corporation, it must be executed either under common seal or under a power of attorney.

7. If this Transfer and Acceptance is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Note Transfer.

8.     This Note Transfer must be lodged with the Trustee for registration.

9. The Trustee may, in the manner and for the periods specified in the Trust Deed and any relevant Series Notice, close the Register. The total period that the Register may be closed will not exceed 30 days (or such other period agreed to by the Trust Manager) in aggregate in any calendar year. No Note Transfer received after 4.00 pm Melbourne time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

10. If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee [or withholding tax is no longer payable as a result of any change in the relevant Australian laws.]

11.    [INSERT ANY RESTRICTIONS ON THE TRANSFER OF NOTES.]

       [MARKING WHERE CLAUSE 13.4(M) APPLIES]

12. The Trustee certifies that the Transferor is inscribed in the Register as the holder of the Notes specified in this Note Transfer and that it will not register any transfer of such Notes other than under this Note Transfer before [insert date].


DATED:



---------------------------------
AUTHORISED SIGNATORY

FOR AND ON BEHALF OF [*] LIMITED


--------------------------------------------------------------------------------
                                                                        PAGE 135

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE 5


NOTICE OF CREATION OF TRUST
--------------------------------------------------------------------------------


TO:      Perpetual Trustees Victoria Limited (ACN 004 027 258) (the TRUSTEE)

FROM: Interstar Securities (Australia) Pty Limited (ACN 087 271 109) (the TRUST MANAGER)


Under clause 3.2(a)(i) of the Master Trust Deed dated [*] 1999 between the Trustee as trustee and the Trust Manager as trust manager establishing the Interstar Millennium Trusts (as amended from time to time) (the MASTER TRUST
DEED) the Trust Manager gives notice of the creation of a Trust under the Master Trust Deed to be known as the INTERSTAR MILLENNIUM SERIES [*] TRUST [or such other name as the Trust Manager and the Trustee have agreed under clause 3.3(b) of the Master Trust Deed].

The Interstar Millennium Series [*] Trust will be a TRUST for the purposes of the Master Trust Deed.

This Notice of Creation of Trust is accompanied by $10.00 from [*] in accordance with clause 3.2(a)(ii) of the Master Trust Deed. [The Trustee must issue a residual capital unit to [*]]

The Beneficiary of the Trust is [NAME], of [ADDRESS] [GIVE DETAILS OF UNITS AND OTHER BENEFICIARIES, IF ANY]

Terms defined in the Master Trust Deed have the same meaning when used in this Notice.



DATED:



------------------------------
AUTHORISED SIGNATORY

FOR AND ON BEHALF OF INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED


DATED:



------------------------------
AUTHORISED SIGNATORY

FOR AND ON BEHALF OF PERPETUAL TRUSTEES VICTORIA LIMITED

--------------------------------------------------------------------------------
                                                                        PAGE 136

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

SCHEDULE 6


VERIFICATION CERTIFICATE
--------------------------------------------------------------------------------


TO: Perpetual Trustees Victoria Limited (ACN 004 027 258) as trustee of the Interstar Millennium Series [*] Trust (the TRUSTEE).


INTERSTAR MILLENNIUM TRUSTS

I [*] am a [director/secretary/Authorised Signatory] of [*] Limited of [*] (the COMPANY).

I refer to the Master Trust Deed (the MASTER TRUST DEED) to be entered into between the Trustee as trustee and Interstar Securities (Australia) Pty Limited as Trust Manager.

Definitions in the Master Trust Deed apply in this Certificate.

I CERTIFY as follows.

1.       Attached to this Certificate are complete and up to date copies of:

         (a)      the constitution of the Company (marked A); and

         (b) a duly stamped and registered power of attorney granted by the Company for the execution of each Transaction Document to which it is expressed to be a party (marked B). That power of attorney has not been revoked or suspended by the Company and remains in full force and effect.

2. The following are signatures of the Authorised Signatories of the Company and the persons who have been authorised to sign each Transaction Document to which it is expressed to be a party and to give notices and communications under or in connection with the Transaction Documents.

AUTHORISED SIGNATORIES

NAME                                POSITION                         SIGNATURE




--------------------------------------------------------------------------------
                                                                        PAGE 137

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------



DATED:




-------------------------------
[DIRECTOR/SECRETARY/AUTHORISED SIGNATORY]


PRINT NAME:



--------------------------------------------------------------------------------
                                                                        PAGE 138

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


ANNEXURE A

SALE NOTICE
--------------------------------------------------------------------------------


TO: Perpetual Trustees Victoria Limited (ACN 004 027 258) as trustee of the Interstar Millennium Series [*] Trust (the TRUSTEE)

                  Attention:  [*]

FROM:             [*]

                  (the APPROVED SELLER)

Dear Sirs

MASTER TRUST DEED

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated [*] between the Trustee and Interstar Securities (Australia) Pty Limited (ACN 087 271 109) and the Series Notice issued under the Master Trust Deed in relation to the [*] Trust (the SERIES NOTICE).

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         Terms defined in the Master Trust Deed and the Series Notice shall have the same meaning in this Sale Notice unless the context otherwise requires except that:

         CLOSING DATE means [          ].

         CUT-OFF DATE means [          ].

         EXPIRY TIME means 4:00pm on [*].

         OFFERED LOAN INTEREST means that part of the Offered Loan Rights which consists of the Approved Seller's right, title, benefit, interest (present and future) in, to, under or derived from any Loan Security and the Related Loans. [FOR LAND ONLY]

         OFFERED LOAN RIGHTS means the Approved Seller's right, title and interest in and to the Loans and Loan Securities described in the attached electronic data storage media and/or printout, and the related Loan Rights, except to the extent of the exclusion in paragraphs (c) and (d) of the definition of Loan Rights.

         PURCHASE PRICE means [ ].

         A reference to any clause is a reference to that clause in this Sale Notice.

--------------------------------------------------------------------------------
                                                                        PAGE 139

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


1.2      INTERPRETATION

         The provisions of the Master Trust Deed will apply to any contract formed if the offer contained in this Sale Notice is accepted.

2.       OFFER
--------------------------------------------------------------------------------
         Subject to the terms and conditions of this Sale Notice, the Approved Seller, as beneficial owner, offers to sell and assign the Offered Loan Rights (free from any Security Interest) to the Trustee for the Purchase Price.

3.       ACCEPTANCE
--------------------------------------------------------------------------------

         (a) The offer in clause 2 is irrevocable during the period up to and including the Expiry Time.

         (b) The Trustee may accept the offer contained in this Sale Notice at any time prior to the Expiry Time by, and only by, the payment by the Trustee to the Approved Seller (or as it directs) of $[*] in same day funds [by bank cheque] [to the following bank account: [*], Account Number [*].]

         (c)    Notwithstanding:

                (i)       satisfaction of all relevant conditions precedent; or

                (ii) any negotiations undertaken between the Approved Seller and the Trustee prior to the Trustee accepting the offer contained in this Sale Notice,

                the Trustee is not obliged to accept the offer contained in this Sale Notice and no contract for the sale or purchase of any Offered Loan Rights will arise unless and until the Trustee accepts the offer contained in the Sale Notice in accordance with this clause.

         (d) The offer contained in this Sale Notice may only be accepted in relation to all the Offered Loan Rights.

         (e) On the acceptance of the offer contained in this Sale Notice, the Trustee shall:

                (i) subject to the Master Trust Deed and any relevant Series Notice, hold the legal and beneficial interest in the Offered Loan Rights on and from the Closing Date, free of any set-off or counterclaim; and

                (ii)      not assume any obligation under the Offered Loan
                          Rights.

4.       CONSIDERATION
--------------------------------------------------------------------------------

         [(a) If the Trustee accepts the offer in this Sale Notice, the Purchase Price shall be divided between the property purchased as follows:

--------------------------------------------------------------------------------
                                                                        PAGE 140

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


                  (i) the lesser of $100 or 5% of the Purchase Price to that part of the Offered Loan Rights which is not part of the Offered Loan Interest; and

                  (ii) the balance to the Offered Loan Interest.] [ONLY FOR MORTGAGES]

         [(b) On the payment of the Purchase Price, the Trustee shall ensure that any Interest Adjustment (as defined in the Series Notice) is made in accordance with the Master Trust Deed and any relevant Series Notice.]

         [(c) After the Closing Date, the Approved Seller will on the next Payment Date pay to the Trustee, as an adjustment to the Purchase Price, an amount equal to the amount of any principal received by the Approved Seller in relation to the Purchased Loans from the close of business on the Cut-Off Date to but excluding the Closing Date. Such payment will be discharged by the Trust Manager or the Servicer depositing such amount in the relevant Collection Account.]

5.       ACKNOWLEDGEMENT
--------------------------------------------------------------------------------

         The Approved Seller acknowledges, agrees and confirms to the Trustee that:

         (a) (MASTER TRUST DEED BINDING ON IT) the Master Trust Deed is a valid and binding obligation of the Approved Seller enforceable in accordance with its terms;

         (b) (REPEAT REPRESENTATIONS) the Approved Seller repeats the representations and warranties made by it in clause 8.5 of the Master Trust Deed in so far as they apply to the Offered Loan Rights;

         (c)      (DESCRIPTION OF LOANS)

                  (i) a description of the Loans and Loan Securities is in the attached electronic data storage media and/or printout; [and

                  (ii) each Loan or Loan Security included or referred to in the Offered Loan Rights constitutes an Eligible Loan;]

         (d) (NO INSOLVENCY) no Insolvency Event with respect to it is subsisting as at the date of this Sale Notice nor, if the offer is accepted, will there be any Insolvency Event subsisting at the date the offer is accepted or the date the purchase price is paid nor will any Insolvency Event result from the offer evidenced by this Sale Notice or the transfer of the Offered Loan Rights; and

         (e) (AUTHORISATIONS) all necessary Authorisations for the offer evidenced by this Sale Notice and the transfer of the Offered Loan Rights have been taken, or as the case may be, obtained.


--------------------------------------------------------------------------------
                                                                        PAGE 141

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


6.       [MEMORANDUM OF SALE OF OFFERED LOAN INTEREST
--------------------------------------------------------------------------------

         Accompanying this Sale Notice is a Memorandum of the Agreement (in the form of annexure C to the Master Trust Deed) in relation to Loan Securities relating to Mortgaged Property in Queensland, Western Australia and Tasmania, which the Approved Seller undertakes it will, if the Trustee accepts the offer of sale in this Sale Notice, execute and within 30 days lodge for stamping and then return to the Trustee duly stamped.]

7.       GOVERNING LAW
--------------------------------------------------------------------------------

         This Sale Notice is governed by the laws of New South Wales.




-------------------------------
AUTHORISED SIGNATORY

FOR AND ON BEHALF OF [*]






--------------------------------------------------------------------------------
                                                                        PAGE 142

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


ANNEXURE B

SELLER ACCESSION CERTIFICATE
--------------------------------------------------------------------------------


DATE
-------------

PARTIES
-------------

        1.      [*] (ACN [*]) of [*] (the APPROVED SELLER);

        2. PERPETUAL TRUSTEES VICTORIA LIMITED (ACN 004 027 258 of Level 4, 333 Collins Street, Melbourne, Victoria (the TRUSTEE); and

        3. INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ACN 087 271 109) of 367 Collins Street, Melbourne, Victoria (the TRUST MANAGER).

RECITALS
-------------

                Under a Master Trust Deed (the MASTER TRUST DEED) dated [*] 1999 between the Trustee and the Trust Manager, Trusts may be established to purchase Loans from the Approved Seller.
--------------------------------------------------------------------------------

IT IS AGREED as follows.

1. In this deed terms defined in the Master Trust Deed have the same meaning.

2. The Approved Seller shall as and from the date of this deed be an Approved Seller for the purposes of the Master Trust Deed as if named as a party to the Master Trust Deed in the capacity of an Approved Seller. The Approved Seller agrees to comply with the Master Trust Deed (including clause 8.5). All the terms and conditions of it shall bind the Approved Seller accordingly, and it shall be entitled to all rights of an Approved Seller under the Master Trust Deed.

3.       This deed is governed by the laws of New South Wales.

4. Each attorney executing this deed states that he has no notice of the revocation of his power of attorney.



--------------------------------------------------------------------------------
                                                                        PAGE 143

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


APPROVED SELLER

SIGNED SEALED and DELIVERED             )
on behalf of                            )
[*]                                     )
by its attorney                         )
in the presence of:                     )
                                            ------------------------------------
                                            Signature


-----------------------------------------   ------------------------------------
Witness                                     Print name


-----------------------------------------
Print name


TRUSTEE

SIGNED SEALED and DELIVERED             )
on behalf of                            )
PERPETUAL TRUSTEES                      )
VICTORIA LIMITED                        )
by its attorney                         )
in the presence of:                     )
                                            ------------------------------------
                                            Signature


-----------------------------------------   ------------------------------------
Witness                                     Print name


-----------------------------------------
Print name


TRUST MANAGER

THE COMMON SEAL of                      )
INTERSTAR SECURITIES                    )
(AUSTRALIA) PTY LIMITED
was duly affixed in the presence of:    )


-----------------------------------------   ------------------------------------
Signature                                   Signature


-----------------------------------------   ------------------------------------
Print name                                  Print name


-----------------------------------------   ------------------------------------
Office held                                 Office held



--------------------------------------------------------------------------------
                                                                        PAGE 144

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


ANNEXURE C

MEMORANDUM OF AGREEMENT
--------------------------------------------------------------------------------


DATE
-------------

PARTIES
-------------

  1.            [*] (ACN [*]) of [*] (the APPROVED SELLER), and

  2. PERPETUAL TRUSTEES VICTORIA LIMITED (ACN 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria as trustee of the Interstar Millennium Series [*] Trust (the TRUSTEE).
--------------------------------------------------------------------------------

IT IS AGREED as follows.

The Approved Seller and the Trustee agree that the Approved Seller has sold to the Trustee any beneficial interest in the Approved Seller's right, title, benefit and interest (present and future) in, to, under or derived from any Loan Security listed in the First Schedule and certain collections under those Loan Securities for the consideration specified in the Second Schedule.

                                 FIRST SCHEDULE
                                (Loan Securities)

                              (LIST ALL MORTGAGES)

                                 SECOND SCHEDULE
                                 (Consideration)

The consideration payable by the Trustee for the sale of the Loan Securities was A$[*] and any further amounts as agreed between the parties.


-------------------------------------------------
AUTHORISED SIGNATORY OF THE APPROVED SELLER


-------------------------------------------------
AUTHORISED SIGNATORY OF THE TRUSTEE



--------------------------------------------------------------------------------
                                                                        PAGE 145

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


ANNEXURE D

SERIES NOTICE
--------------------------------------------------------------------------------


                     SEE ANNEXURE E OF THE MASTER TRUST DEED

                           FOR DETAILS TO BE INCLUDED



                      INTERSTAR MILLENNIUM SERIES [*] TRUST

                                  SERIES NOTICE

1.       INTRODUCTION
--------------------------------------------------------------------------------

         This Series Notice is issued on [*] 1999 pursuant to and subject to the Master Trust Deed dated [*] (the MASTER TRUST DEED) between:

         PERPETUAL TRUSTEES VICTORIA LIMITED (ACN 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria in its capacity as trustee of the Interstar Millennium Series [*]Trust (the TRUSTEE);

         INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ACN 087 271 109) of Level 31, 367 Collins Street, Melbourne, Victoria in its capacity as Trust Manager (the TRUST MANAGER);

         [*] (ACN [*]) of [*] (the SERVICER);

         [*] (ACN [*]) of [*] (the APPROVED SELLER); and

         [[*] (ACN [*]) of [*] (the SECURITY TRUSTEE)].

         This Series Notice is issued by the Trust Manager and applies in respect of Interstar Millennium Series [*] Trust.

         Each party to this Series Notice agrees to be bound by the Transaction Documents as amended by this Series Notice in the capacity set out with respect to them in this Series Notice or the Master Trust Deed.

         The parties agree that each Approved Seller is to be an Approved Seller for the purposes of the Master Trust Deed, this Series Notice and the other Transaction Documents for the Trust.

         The parties agree that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Series Notice and the other Transaction Documents for the Trust.

         [The parties agree that the Security Trustee is to be a Security Trustee for the purposes of the Master Trust Deed, this Series Notice and other Transaction Documents for the Trust.]


--------------------------------------------------------------------------------
                                                                        PAGE 146

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


2.       TRUST
--------------------------------------------------------------------------------

         The parties agree that the Trust will be a TRUST for the purposes of the Transaction Documents.

3.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

3.1      DEFINITIONS

         Unless otherwise defined in this Series Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Series Notice.

         In this Series Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Interstar Millennium Series [*]Trust, and do not apply to any other Trust (as defined in the Master Trust Deed).

         [*]

3.2      INTERPRETATION

         Clause 1.2 of the Master Trust Deed is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to SERIES NOTICE.

3.3      LIABILITY

         (a)      (GENERAL)

                  Clause 32 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this Series Notice.

         (b)      (LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY)

                  Without limiting the generality of paragraph (a), clause
                  32.16 of the Master Trust Deed is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to SERIES NOTICE and any reference to TRUST refers to the Trust.

4.       NOTES
--------------------------------------------------------------------------------

         [*]

5.       [CLASS A1 NOTES]
--------------------------------------------------------------------------------

         [*]


--------------------------------------------------------------------------------
                                                                        PAGE 147

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


6.       CASHFLOW ALLOCATION METHODOLOGY
--------------------------------------------------------------------------------

         [*]

7.       MASTER TRUST DEED
--------------------------------------------------------------------------------

7.1      COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

         (a)      (TRUST MANAGER'S FEE)

                  [*]

         (b)      (TRUSTEE'S FEE)

                  [*]

         (c)      (SERVICING FEE)

                  [*]

7.2      AMENDMENTS TO MASTER TRUST DEED

         The Master Trust Deed is amended for the purpose of the Interstar Millennium Series [*] Trust as follows:

         [*]

8.       TRANSFERS TO OTHER TRUST
--------------------------------------------------------------------------------

         [The Trust Manager may, from time to time, direct the Trustee to transfer a Loan held by the Trustee to any Other Trust. That transfer:

         (a) must be in accordance with clause 7 of the Master Trust Deed and the Series Notice for that Other Trust;

         (b) must be for a consideration equal to the Unpaid Balance of that Loan;

         (c)    must not involve the transfer of a Loan which is in Arrears; and

         (d) may only be made if there are funds available to that Other Trust to enable that Other Trust to pay the necessary consideration for the transfer.

         The Trustee must comply with that direction.]

9.       BENEFICIARY
--------------------------------------------------------------------------------

         [*]

10.      ATTORNEYS
--------------------------------------------------------------------------------

Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.


--------------------------------------------------------------------------------
                                                                        PAGE 148

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


EXECUTED as a deed in Melbourne.

TRUSTEE

SIGNED SEALED and DELIVERED               )
on behalf of                              )
PERPETUAL TRUSTEES VICTORIA LIMITED       )
                                          )
by its attorney                           )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Witness                                       Print name


-------------------------------------------
Print name


TRUST MANAGER

THE COMMON SEAL of                        )
INTERSTAR SECURITIES                      )
(AUSTRALIA) PTY LIMITED
was duly affixed in the presence of:      )


-------------------------------------------   ----------------------------------
Signature                                     Signature


-------------------------------------------   ----------------------------------
Print name                                    Print name


-------------------------------------------   ----------------------------------
Office held                                   Office held


APPROVED SELLER

SIGNED SEALED and DELIVERED               )
on behalf of                              )
[*]                                       )
by its attorney                           )
in the presence of:                       )
                                              ----------------------------------
                                              Signature

-------------------------------------------   ----------------------------------
Witness                                       Print name

-------------------------------------------
Print name



--------------------------------------------------------------------------------
                                                                        PAGE 149

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SERVICER

[*]





[SECURITY TRUSTEE]

[*]




--------------------------------------------------------------------------------
                                                                        PAGE 150

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


SCHEDULE *

         An Eligible Loan means a Loan which, as at the Cut-Off Date for that Loan has the following characteristics:

         [*]








--------------------------------------------------------------------------------
                                                                        PAGE 151

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


ANNEXURE E

SERIES NOTICE CHECKLIST
--------------------------------------------------------------------------------


CLAUSE 1.1        DEFINITIONS:

         APPROVED BANK

         AUTHORISED INVESTMENTS

         AUTHORISED SIGNATORY

         BEARER NOTE

         CLOSING DATE

         COLLECTION ACCOUNT

         COLLECTIONS

         CONDITIONS

         CUT-OFF DATE

         DEALER AGREEMENT

         DEFINITIVE NOTE

         ELIGIBILITY CRITERIA

         ENFORCEMENT EXPENSES

         EXPENSE

         EXTRAORDINARY RESOLUTION

         FINAL MATURITY DATE

         GLOBAL NOTE

         HEDGE AGREEMENT

         INFORMATION MEMORANDUM

         INITIAL PRINCIPAL AMOUNT


--------------------------------------------------------------------------------
                                                                        PAGE 152

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

         INTEREST

         INTEREST PAYMENT DATE

         PRINCIPAL AMOUNT

         LIQUIDITY FACILITY AGREEMENT

         MATURITY DATE

         MORTGAGE INSURER

         NOTEHOLDER

         PRINCIPAL ENTITLEMENT

         PRINCIPAL REPAYMENT DATE

         RECORD DATE

         REGISTERED NOTE

         RELATED SECURITY

         RELEVANT DOCUMENT

         SERVICER'S REPORT                          information and format

         SUPPORT FACILITY

         INVESTMENT RATE

         TRANSACTION DOCUMENT

         TRUST MANAGER'S REPORT                     information and format

         UNPAID BALANCE

         Clause 1.2(l)             Business Day

         Clause 2.1                Appointment of Trustee

         Clause 3.1(b)             Beneficiary's unit(s)

         Clause 3.5(e)             restrictions relating to Seller Note on sale proceeds

         Clause 3.5(h)             cashflow allocation methodology

         Clause 4.1                restrictions on Authorised Investments

--------------------------------------------------------------------------------
                                                                        PAGE 153

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------

         Clause 4.2                investment recommendation

         Clause 4.10(a)            segregation of Assets contrary to Trust Deed

         Clause 5.1                Borrowing contrary to Trust Deed

         Clause 5.3                direction as to redraws

         Clause 6                  origination procedure

         Clause 7.1                transfers between Trusts

         Clause 8.4(a)(iii)        other conditions precedent to sale

         Clause 8.5(a)(vii)        Approved Seller representations

         Clause 8.6(a)(i)          Approved Seller undertakings

         Clause 8.8(a)(i)          accrued interest to Approved Seller, together with relevant date

         Clause 8.8(a)(ii)         principal received by Approved Seller, together with relevant date

         Clause 8.9(b)             Substitution and representatives and warranties

         Clause 9.1                entry in Register contrary to Trust Deed.

         Clause 9.2                definitions of Bearer Notes, Definitive Notes, Temporary Global
                                   Notes or Permanent Global Notes

         Clause 9.4                paying interest or principal contrary to Trust Deed

         Clause 9.7                any discrimination between Noteholders

         Clause 10.1               Seller Note

         Clause 11.2               if Beneficiary interest is not assignable

         Clause 12.1(a)            period for Note Issue Direction if not 3 Business Days

         Clause 12.1(b)            other conditions precedent to issue of Notes

         Clause 12.2               requirement for Series Notice with each Note Issue Direction

         Clause 12.2(a)(xiii)      additional information in Note Issuance Direction

         Clause 12.3               information to be included:  Clause 12.3(a) is mandatory; clause 12.3(b) is optional

         Clause 12.7               Dealer Agreement

--------------------------------------------------------------------------------
                                                                        PAGE 154

MASTER TRUST DEED                                          ALLEN ALLEN & HEMSLEY
--------------------------------------------------------------------------------


         Clause 12.8(d)            rating specified

         Clause 12.9               procedure for issue of Notes to be in accordance with Series
                                   Notice

         Clause 13.1               restrictions on Note transfer

         Clause 13.3(b)            minimum transfer amount

         Clause 14.1               timing of Note Acknowledgement

         Clause 15.1(k)            additional information required in the Register

         Clause 15.5               periods for closing of Register

         Clause 16.1               Bearer Noteholder meeting provisions

         Clause 16.2               override meeting provisions in Trust Deed?

         Clause 16.12(a)           other powers of Extraordinary Resolution

         Clause 17.1(a)            additional provisions relating to Trust Manager

         Clause 17.10              publication by Reuters

         Clause 17.16(b) and (c)   when drawings to be made under Support Facilities

         Clause 17.20(g)           calculate Investment Rate

         Clause 18                 Trust Manager's fee

         Clause 19.5               Resignation of Trust Manager

         Clause 21.8(a)            if Trustee is not Custodian

         Clause 22.1               Trustee's fee

         Clause 22.2               reimbursement of Trustee's expenses

         Clause 23.5               resignation of Trustee

         Clause 26.8               deposits if contrary to Trust Deed

         Clause 29.1               applying income and capital of Trust

         Clause 29.2(c)            distribution of Distributable Income

         Clause 29.4               manner in which shortfalls are to be borne by Noteholders

         Clause 32.18              non Approved Seller nominated as credit provider

         Clause 34.1(b)            payment by Trustee in respect of any Bearer Note

         Clause 34.4               good discharge in relation to Bearer Note


--------------------------------------------------------------------------------
                                                                        PAGE 155